UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

RLJ Lodging Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2023	RLJ Lodging Trust Notice of Annual Meeting of Shareholders and Proxy Statement
Friday, April 28, 2023 12:30 p.m. Eastern Time
The meeting will be held in a virtual-only format through a live webcast
Zachari Dunes on Mandalay Beach, Curio Collection by Hilton | Oxnard, CA

Portfolio Summary as of December 31, 2022
23	STATES AND THE DISTRICT OF COLUMBIA
96	HOTELS
21,200	ROOMS

Our business is founded on our relationships with investors, the management companies that operate our hotels, the brands and franchisors of each hotel property, and our associates.
To strengthen and maintain these relationships, we treat our partners, associates and shareholders with fairness based on high ethical and business standards.

RLJ Lodging Trust (NYSE: RLJ) is a self-advised, publicly traded real estate investment trust. RLJ primarily owns premium-branded, rooms-oriented, high-margin, focused-service, and compact full-service hotels located within heart of demand locations.
We own a geographically diversified portfolio of hotels located in urban markets that have multiple demand generators and attractive long-term growth prospects. We believe that our investment strategy allows us to generate high levels of RevPAR, strong operating margins and attractive risk-adjusted returns.
Our senior leadership team is comprised of a diverse group of veteran professionals with extensive operating experience and industry relationships, which allows us to enhance overall platform value and compete effectively.
It is our goal to enhance the value of this Company by being open and transparent in our investor communications and by following rigorous corporate governance practices.

3 Bethesda Metro Center
Suite 1000
Bethesda, Maryland 20814
MESSAGE FROM OUR CEO AND EXECUTIVE CHAIRMAN

DEAR SHAREHOLDERS:
You are cordially invited to participate in the 2023 Annual Meeting of Shareholders of RLJ Lodging Trust (the “Annual Meeting”), which will be held in a virtual format through a live webcast on Friday, April 28, 2023, at 12:30 p.m. Eastern Time. You will be able to participate in the virtual Annual Meeting by first registering at http://register.proxypush.com/RLJ. Further details about the meeting, proposals and voting are included in the accompanying proxy statement.
Your Board of Trustees is unanimously recommending a highly qualified, experienced, diverse and actively engaged slate of nominees for election to the Board at the Annual Meeting.

Your Board nominees are:
Your Board brings executive and financial leadership, a wide range of complementary skills and backgrounds relevant to the Company’s industry including strategy and commitment to shareholder value, and strong gender, racial and ethnic diversity. As a group, the average tenure of the Board’s nominees is approximately eight years with five of nine nominees being new to the Board since 2016.
The accompanying Notice of Annual Meeting, the 2023 Proxy Statement, and our 2022 Annual Report to
Shareholders, which includes our audited financial statements, describe matters to be addressed at the Annual Meeting. Your vote is important and your prompt attention to these materials is greatly appreciated. Regardless of whether you plan to participate in the virtual Annual Meeting, we hope you will vote as soon as possible. We encourage you to carefully read the proxy statement before voting.
On behalf of our Board of Trustees and our employees, we thank you for your continued interest in and support of our Company.

Sincerely,

Leslie D. Hale President and Chief Executive Officer	Robert L. Johnson Executive Chairman
March 30, 2023

MESSAGE FROM OUR LEAD INDEPENDENT TRUSTEE

DEAR SHAREHOLDERS:
It is an honor and pleasure to serve as RLJ Lodging Trust’s Lead Independent Trustee. On behalf of the Board of Trustees and the RLJ management team, thank you for your investment in our Company. Over the past year, I have been struck by the innovative spirit and commitment to operational excellence in this organization as demonstrated by the Company not only successfully navigating one of the most disruptive periods our industry has ever experienced, but also positioning RLJ for capturing the recovery. During 2022, the Company entered the high-growth Nashville market by acquiring a high-quality asset and launched three transformative conversions, which position the Company to drive growth throughout the lodging cycle. We also reached out to and engaged with our largest shareholders in an ongoing effort to hear and understand their perspectives on a variety of topics. Additional detail on this can be found under “Engaging With Our Shareholders” below.
As a result of our 2022 execution, I believe the Company is well-positioned to continue to excel in navigating ongoing market volatility and generating long-term value for our shareholders.
Business Highlights
Key segments of lodging demand such as leisure, business and group travel continued to rebound in 2022, though the rebound was moderated by the impact of COVID-19 variants in the first quarter, wide-spread recessionary fears, rising interest rates and the Russian invasion of Ukraine, which introduced global uncertainty and helped fuel inflation worldwide. Nevertheless, our high-quality urban portfolio captured the ongoing recovery by continuing to close the gap to 2019 levels and our management team continued to execute its strategy, including:
•
Further Enhancing Our Portfolio Quality. In 2022, we continued to advance on our objectives of entering new long-term growth markets and acquiring high-quality assets that increase our exposure to the “lifestyle” segment in urban markets. Last year, we purchased the 21c Hotel in Nashville, building on our acquisition of three high-quality, young assets in the high-growth markets of Midtown Atlanta, Boston and Denver in the prior year. In addition, we sold two non-core assets for $50 million.

•
Promoting Internal Growth. We successfully launched the conversions of the Mandalay Beach, Charleston and Santa Monica hotels in 2022. These conversions are expected to outperform the Company’s original underwriting. We also restructured many of our third-party operating agreements and implemented revenue-enhancing initiatives, such as parking initiatives, which are projected to improve the Company’s margins.
•
Strengthening Our Balance Sheet and Enhancing Shareholder Returns. The Company lowered its cost of debt by exiting COVID-related restrictions under its revolving credit facility and term loans and addressing all of its upcoming 2023 maturities. We also took advantage of the market dislocation to opportunistically repurchase $57.6 million of our common shares. In addition, we increased our dividend to $0.05 per common share from $0.01 per common share, further enhancing return of capital to shareholders.

These strategic successes were underpinned by the continued dedication of our executive leadership team and associates across the organization.
Engaging With Our Shareholders
An ongoing dialogue with our shareholders is of the utmost importance to RLJ. In 2022, we refined and intensified our engagement efforts with our shareholders, including soliciting their feedback on our executive compensation program. We reached out to shareholders constituting 61% of our outstanding shares, and ultimately connected with those representing nearly half of our outstanding shares. In addition to their viewpoints on executive compensation, we were particularly interested in their feedback on Environmental, Social and Governance (“ESG”) topics. Among the themes we discussed were:
•
Updates on the Company’s operating environment

•
Progress on the execution of the Company’s long-term strategic initiatives

•
Executive compensation strategy and practices relating to our 2022 Say-on-Pay vote, including the Compensation Committee’s firm commitment to not make any one-time awards to RLJ’s named executive officers in the absence of extraordinary circumstances

•
Our approach to governance and Board refreshment

MESSAGE FROM OUR LEAD INDEPENDENT TRUSTEE

•
ESG progress, strategy and reporting, including potential future enhancements to our reporting approach

We appreciated and valued these conversations with our shareholders and the feedback we received and look forward to continuing the dialogue in 2023.
Further ESG Progress
ESG principles have long been embedded in RLJ’s corporate identity. Not only have we remained steadfast in our commitment to ESG matters, but we are also delivering on our obligation to broaden our sustainability objectives, enhance our ESG disclosures and set measurable goals for us to achieve in the future. In 2022, we continued to build on that legacy through new and exciting initiatives:
•
Inaugural Corporate Sustainability Report. We published our inaugural Corporate Sustainability Report in early January 2023, which highlights our ESG initiatives, progress and priorities, especially those impacting environmental sustainability, diversity, equity and inclusion, and governance and oversight. The report includes enhanced ESG disclosures in line with the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-Related Financial Disclosure (“TCFD”).

•
Addressing Our Environmental Impact. We firmly believe that the sustainability of our business and overall profitability is linked to sound environmental stewardship. The Company is committed to reducing the prospect of its long-term environmental impact and seeks opportunities to do so. For example, we have set an initial goal to reduce our carbon emissions by 35% by 2030 from a baseline of 2019.
•
Nurturing Our Talented and Diverse Workforce. More than half of our associates identify as ethnically diverse, and women comprise more than half of our employees. We firmly believe that a diverse workforce will allow us to better manage our hotels and support inclusivity more widely in the lodging industry.

•
Continued Dedication to Leading Governance Practices. Our Board members take seriously their responsibility for oversight, governance, risk assessment and review, compliance, reporting and ensuring the highest level of ethical behavior throughout the Company. In 2022, I was especially pleased with the enhancement of Board oversight of ESG matters, with the Nominating and Corporate Governance Committee taking responsibility for working with our CEO and internal ESG committee to review and manage ESG initiatives.

Looking Ahead
RLJ’s performance in 2022 is clear evidence that our long-term strategy as executed by our management team and Board is working. As we continue to execute our strategy and expand our ESG efforts, we are excited for the future that 2023 and beyond brings. We thank you again for your continued investment in RLJ.

Sincerely,

Nathaniel A. Davis Lead Independent Trustee
March 30, 2023

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS | APRIL 28, 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Shareholders of RLJ Lodging Trust will be held:

WHEN
Friday, April 28, 2023 12:30 p.m. Eastern Time
WHERE
The meeting will be held in a virtual-only format through a live webcast; you will be able to participate by first registering at http://register.proxypush.com/RLJ
RECORD DATE
Shareholders of record at the close of business on Thursday, March 16, 2023, are entitled to vote

Items of Business
The Annual Meeting will be held for the following purposes:
Proposal		Board Recommendation	See page
1	To elect nine trustees, nominated by the Board, named in the Proxy Statement	FOR EACH TRUSTEE NOMINEE	9

2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	39
3	To approve, on a non-binding advisory basis, the compensation of our named executive officers	FOR	43
The Board of Trustees has fixed the close of business on Thursday, March 16, 2023, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.
Accordingly, only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

This notice and the enclosed Proxy Statement are first being made available to our shareholders on or about Thursday, March 30, 2023.
Bethesda, Maryland
March 30, 2023
By Order of the Board of Trustees,
Anita Cooke Wells
Corporate Secretary and Senior
Vice President

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS

YOUR VOTE IS VERY IMPORTANT
Please cast your vote as soon as possible on each proposal to ensure your shares are represented at the virtual Annual Meeting. If you participate in the virtual meeting, you may change or revoke your proxy and vote at the meeting, if you desire.
Even if you plan to participate in our virtual Annual Meeting, please read this Proxy Statement carefully and vote as soon as possible using any of the following methods.
Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the virtual meeting, you must obtain a legal proxy issued in your name from that record holder.

HOW TO VOTE
Have your proxy card in hand and follow the instructions.

BY TELEPHONE Dial toll-free 24/7 1-866-883-3382
BY INTERNET Visit 24/7 www.proxypush.com/rlj
BY MAIL Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE Scan the QR code
The deadline to vote by phone or electronically is 11:59 p.m. Central Time on April 27, 2023. If you vote by phone or electronically, you do not need to return a proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE VIRTUAL ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2023
This Proxy Statement, our 2022 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at http://www.rljlodgingtrust.com/meeting.html.

PROXY STATEMENT

1	PROXY SUMMARY

9	CORPORATE GOVERNANCE AND BOARD MATTERS
9	Proposal 1—Election of Trustees
10	Board of Trustees
20	Trustee Selection Process
22	Board Role and Responsibilities
22	Corporate Governance Profile
23	Corporate Governance Guidelines
24	Code of Business Conduct and Ethics
24	Availability of Corporate Government Materials
25	Board Leadership Structure
26	Board Meetings and Committees
30	Board Oversight of Risk Management
31	Cybersecurity
31	Shareholder Engagement
33	Environmental, Social and Governance Matters
37	Trustee Compensation
38	Trustee Compensation Table
38	Share Ownership Guidelines for Trustees

39	AUDIT MATTERS
39	Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
39	Auditor Fees
40	Pre-Approval Policies and Procedures
41	Report of the Audit Committee

42	EXECUTIVE OFFICERS
43	EXECUTIVE COMPENSATION
43	Proposal 3—Non-Binding Vote to Approve Named Executive Officer Compensation
44	Compensation Discussion and Analysis
61	Compensation Committee Report
61	Compensation Tables and Related Information
76	Pay for Performance Disclosure

80	STOCK OWNERSHIP INFORMATION
80	Security Ownership of Certain Beneficial Owners and Management
81	Certain Relationships and Related Party Transactions

84	INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
84	Information Concerning Solicitation and Voting
84	About the Meeting

90	ADDITIONAL INFORMATION
90	Other Matters to Come Before the 2023 Annual Meeting
90	Shareholder Proposals and Nominations for the 2024 Annual Meeting
90	Householding of Proxy Materials

2023 PROXY STATEMENT | i

PROXY SUMMARY

This summary highlights certain information contained in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
“We,” “our,” “us” and the “Company” refer to RLJ Lodging Trust. This Proxy Statement, the proxy card and our 2022 Annual Report to Shareholders are first being made available to our shareholders on or about Thursday, March 30, 2023.

RLJ Lodging Trust
2023 Annual Meeting of Shareholders
WHEN
Friday, April 28, 2023, at 12:30 p.m. Eastern Time
WHERE
The meeting will be held in a virtual-only format through a live webcast; you will be able to participate by first registering at http://register.proxypush.com/RLJ
RECORD DATE
Shareholders of record at the close of business Thursday, March 16, 2023, are entitled to vote

Matters to Be Voted on at the Annual Meeting
Proposal		Board Recommendation	See page
1	To elect nine trustees nominated by the Board and named in this Proxy Statement	FOR EACH TRUSTEE NOMINEE	9
2	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023	FOR	39
3	To approve, on a non-binding advisory basis, the compensation of our named executive officers	FOR	43
	To transact such other business as may properly come before the meeting or any adjournments or postponements of the Annual Meeting
2022 Business Highlights
Lodging fundamentals strengthened throughout 2022, following a slower start to the year due to the pervasiveness of the Omicron COVID-19 variant. All lodging demand segments continued to recover throughout the year, although at different paces, which illustrated the resilience of our industry and the ongoing demand for travel. Early in 2022, the travel recovery was primarily led by leisure demand, as continuing work-from-home flexibility allowed for more leisure travel. As more workers returned to offices on a hybrid schedule, the lodging demand recovery broadened to incorporate improving business travel, more group events with attendance increasing, and leisure demand remaining at elevated levels. Inbound international travel to urban markets also resumed during the year, although from a very low base. These positive dynamics allowed our urban-centric portfolio to capture the accelerating recovery while partially mitigating the impact to margins from record inflation and a tight labor market. Relative to the overall improving backdrop in 2022, we made significant progress with respect to our objectives, including:
•
Further enhancing our portfolio quality: We continued to advance on our strategic objective of entering new long-term growth markets and acquiring high-quality assets that increase our exposure to the “lifestyle” segment and locations, which typically benefit from seven-days-a-week demand patterns and are positioned to benefit from the growth of “Bleisure”. We acquired one asset in 2022 for $59.0 million in Nashville, building upon our acquisitions since 2021 in the urban growth markets of Atlanta, Boston and Denver. We also further enhanced our overall portfolio quality by selling two non-core assets during 2022.

•
Unlocking internal growth catalysts: We successfully launched our hotel conversions of The Mills House Hotel, a Curio Collection Hotel by Hilton in Charleston, South Carolina, Zachari Dunes on Mandalay Beach, a Curio Collection Hotel by Hilton in Oxnard, California and The Pierside Hotel, an independent lifestyle property located in Santa Monica, California. All three conversions are anticipated to outperform the Company’s

2023 PROXY STATEMENT | 1

PROXY SUMMARY

original underwriting and demonstrate the ability of the Company to unlock significant embedded value in the portfolio. Additionally, we also completed other revenue enhancing projects such as parking initiatives, space reconfigurations and energy projects while restructuring a number of our third-party operating agreements, all of which we expect to enhance margins.
•
Enhancing shareholder returns while strengthening our balance sheet: Over the course of 2022, we took advantage of the broader market uncertainty to repurchase our shares at a meaningful discount to our underlying value in a disciplined manner. During the year, we repurchased 4.9 million common shares for $57.6 million at an average price per share of $11.75. We further enhanced our capital return by increasing our quarterly dividend to $0.05 per share from $0.01 per share previously during 2022. While increasing shareholder returns, the Company also addressed all of its 2023 debt maturities and ended the year with a strong balance sheet with approximately $1.1 billion of liquidity, which allows the Company to continue to pursue its growth plan.

Corporate Governance Highlights
BEST PRACTICES
•
7 of 9 (78%) trustee nominees are independent, including all members of our Board committees

•
Separate Chairman and CEO roles

•
Lead Independent Trustee with fulsome, well-defined role

•
3 of 9 (33%) trustee nominees are women, and 5 of 9 (56%) trustee nominees are ethnically diverse

•
Balanced trustee tenure with an average tenure of approximately eight years

•
Board composition is a mix of skills and experiences that align with company strategy

•
Annually elected Board with a majority voting standard

•
Board responsibility for risk oversight

•
Independent trustees regularly meet without management present

•
Robust Code of Business Conduct and Ethics

•
Annual evaluation process for full Board, Board committees and individual trustees

•
Active shareholder engagement program

•
Meaningful stock ownership requirements for the CEO and Executive Chairman (5x base salary) and other executive officers (3x base salary)

•
Opted out of the Maryland Unsolicited Takeover Act

•
Adopted amendments to our Declaration of Trust and bylaws to allow shareholders to amend our bylaws by a majority vote of the outstanding shares entitled to be cast on the matter

•
Strong commitment to Environmental, Social and Governance (“ESG”) Stewardship

ESG Highlights
We launched our inaugural Corporate Sustainability Report, highlighting the ESG initiatives implemented by the Company during the year. In the report, which was released in January 2023, we included disclosures in accordance with the SASB and the TCFD and focused on our sustainability, diversity, equity and inclusion (“DEI”) and corporate governance programs.
We enhanced our ESG commitments across the following core areas:
Environmental Stewardship
We are committed to reducing the prospect of long-term environmental damage and, where economically reasonable, we aggressively seek opportunities to do so. Our efforts include:
•
Setting an initial goal to reduce our carbon emissions by 35% by 2030 from the 2019 baseline.

•
Reducing our portfolio’s energy intensity by 19% since 2017 on a comparable basis

•
Reducing our greenhouse gas intensity by 30% since 2017 on a comparable basis

•
Obtaining an Energy Star™ certification for our Santa Monica property and pursuing this certification for other properties

•
Installing chiller upgrades at nine properties, which will result in 31.7% less energy being used at these properties

•
Upgrading our portfolio’s building HVAC systems during the normal course of renovations

2 | investor.rljlodgingtrust.com

PROXY SUMMARY

Diversity and Inclusion
The Company has introduced initiatives to ensure that our Company remains inclusive and supportive for all, including:
•
Conducting regular training on “Creating a Respectful Workplace”, which focuses on unconscious bias, discrimination and harassment

•
Increasing the ethnic and gender diversity of the Company’s first and second tier leadership and requiring a diverse slate of candidates for all job vacancies

•
Recruiting diverse candidates for our internship, analyst and other junior level positions, with special outreach to Historically Black Colleges and Universities, Hispanic Serving Institutions, and other colleges and universities focused on minority populations. We see this as a way to introduce women students and students of color to the real estate industry, where women and minorities have traditionally been under-represented

•
Increasing the number of African American and other minority vendors used by the Company and deposits to African American owned financial institutions

Governance
We are committed to strong corporate governance and to building upon our current robust practices. Over the past year, we have made significant enhancements to our corporate governance processes, including the following:
•
The Board of Trustees formalized the Nominating and Corporate Governance Committee’s oversight of ESG matters and established an internal ESG Committee reporting up to the CEO, who is responsible for updating the Nominating and Corporate Governance Committee

•
The Board expanded the Audit Committee’s role in overseeing corporate risk, especially as it relates to cybersecurity

•
Regular management reporting to the Nominating and Corporate Governance Committee on human capital issues, including with respect to recruitment, retention and succession planning

Corporate Citizenship
The Company takes seriously its responsibility to strengthen the communities in which we operate. We are always focused on adding real value to our community. Our corporate programs are especially focused on benefiting the underserved children and young people of the Washington, D.C. area and those in need, including:
•
The Boys and Girls Club of Washington, D.C.

•
Generation Hope (supporting teen parents to obtain college degrees)

•
Global Scholars Foundation (supporting college readiness, financial literacy, cultural education and travel experience for Washington, D.C. high school students)

•
Habitat for Humanity of Maryland (assisting with home ownership for low-income residents)

•
San Miguel School of Washington, D.C. (an independent, tuition-free Catholic middle school targeting primarily Latino boys in grades 6-8 from the District of Columbia and surrounding communities that supports its graduates through high school)

Going forward, we will continue to report annually on our ESG efforts and progress.
2023 PROXY STATEMENT | 3

PROXY SUMMARY

Board of Trustees Overview
In evaluating our Board and considering Proposal 1, you are encouraged to review the “Corporate Governance and Board Matters” section of this Proxy Statement below. This section discusses the role of the Board in our strategy, our approach to Board refreshment, our commitment to ensuring shareholders have an engaged and responsive Board in place with the right skillsets and diversity, our shareholder engagement practices and our strong, shareholder-friendly corporate governance.
100%
attendance at the 2022 annual meeting of shareholders by all trustees serving in 2022
100%
meeting attendance by all trustees serving in 2022

					Committee Membership
Trustee and Principal Occupation	Age	Trustee since	Independent	Current Public Company Boards	Audit	Compensation	Nominating and Corporate Governance
Robert L. Johnson Founder and Executive Chairman, The RLJ Companies	76	2011		• G-III Apparel Group Ltd
Leslie D. Hale President and Chief Executive Officer, RLJ Lodging Trust	50	2018		• Delta Airlines, Inc. • Macy’s Inc.
Senator Evan Bayh Senior Advisor, Apollo Global Management	67	2011		• Berry Plastics • Marathon Petroleum • Fifth Third Bank
Arthur R. Collins Managing Partner, theGROUP	63	2016		• KB Home • AFLAC, Inc.
Nathaniel A. Davis	69	2011	since July 2016	• UNISYS
Patricia L. Gibson Co-Founder and Chief Executive Officer, Banner Oak Capital Partners	60	2017		• AIMCO
Robert M. La Forgia Founder, Principal and Chief Executive Officer, Apertor Hospitality, LLC	64	2011
Robert J. McCarthy Chairman, McCarthy Investments, LLC; Chairman, Hotel Development Partners	69	2018
Robin Zeigler CEO and Co-Founder, MURAL Real Estate Partners, Inc.	50	2022		• NETSTREIT • Jones Lang LaSalle Income Property Trust
Number of Meetings in 2022				Board—5	5	6	3
Committee Chair	Committee Member	Audit Committee financial expert
Executive Chairman	Lead Independent Trustee	Independent Trustee
4 | investor.rljlodgingtrust.com

PROXY SUMMARY

BOARD COMPOSITION AND ATTRIBUTES

GENDER AND ETHNIC DIVERSITY

11%
23%
33%
33%

67%

- **3** women, **2** who are ethnic minorities
- **3** men who are ethnic minorities

INDEPENDENCE (NYSE STANDARDS)

2
7

Our Executive Chairman and our President and CEO

78% **independent**

TRUSTEE AGE

- Average age 63 years
- Median age 64 years

50 - 59 YRS	60 - 69 YRS	70+ YRS
● ●	● ● ● ● ● ●	●
22%	67%	11%

Our Board believes that a fully engaged Board is a strategic asset of the Company, and knowledgeable and fresh viewpoints and perspectives are important for informed decision-making. The Board also believes appropriate tenure can facilitate trustees developing greater institutional knowledge and deeper insight into the Company’s operations across a variety of economic and competitive environments.
Our Board represents a well-balanced mix of long-standing trustees with significant experience and new trustees with fresh perspectives. Over the last seven years, five new trustees have joined our Board, bringing deep experience in real estate, hospitality, investment and finance, government relations and corporate governance.

TRUSTEE TENURE

- Average tenure **8 years**
- Median tenure **7 years**

1 - 4 YRS	5 - 9 YRS	10 - 12 YRS
●	● ● ● ●	● ● ● ●
11%	44.4%	44.4%

2023 PROXY STATEMENT | 5

PROXY SUMMARY

The following table highlights the deep, diverse mix of skills, qualifications and experience that support value creation and which the Board considered in its selection of each nominee for election to the Board.
Additional information about each trustee is provided in the biographies beginning on page 11.

6 | investor.rljlodgingtrust.com

PROXY SUMMARY

Executive Compensation Highlights
We believe one of the primary goals of executive compensation is to align the interests of our NEOs with those of our shareholders. Specifically, this alignment encourages prudent decision-making and allows us to attract and retain talented, diverse executives in an increasingly competitive landscape.
2022 Say-on-Pay and Shareholder Engagement
Every year, the Company provides shareholders the opportunity to vote on its executive compensation program in an advisory capacity. In 2022, our Say-on-Pay vote received 26.2% approval, significantly less support than in previous years (our average historical Say-on-Pay vote over the preceding five years was 95.6%). To better understand our shareholders’ perspective on our compensation program and practices, our Compensation Committee chairperson and Lead Independent Trustee reached out to the holders of 61% of our outstanding shares and ultimately spoke to investors holding nearly half of our outstanding shares. As a result of these discussions, the Compensation Committee gained clarity about shareholder concerns related to the 2021 special retention awards (please see further discussion on pages 31-33) and, in response to the feedback, has firmly committed to not make any one-time awards to RLJ’s NEOs in the absence of extraordinary circumstances. For further detail on our outreach effort, including specific feedback themes and our responses, please refer to pages 31-33.
The Compensation Committee’s Philosophy
The Compensation Committee maintains a compensation program designed to link financial and strategic results to executive rewards, recognize favorable shareholder returns, ensure the retention of our executive team for the long-term and enhance our competitive position within our segment of the hospitality industry. The Compensation Committee is committed to ensuring that the interests of the Company’s executives are aligned with its shareholders, using objective evaluation processes for our executives, and prioritizing the creation of short- and long-term shareholder value. Most of each executive’s compensation is tied directly to the achievement of pre-established individual and corporate goals which ensure that the financial interests of our senior executives are aligned with those of our shareholders. As an example, 89% of our Chief Executive Officer’s 2022 compensation was variable and at risk based on the Company’s performance.
In 2022, the Company’s rigorous corporate goals included financial objectives such as achievement of EBITDA targets, as well as goals related to corporate initiatives, including the acquisition of accretive assets, dispositions of non-core properties and improvement to the Company’s balance sheet by addressing debt maturities. These goals support the Company’s positioning and advance its long-term strategic objectives, enhancing its ability to capture recovery trends in the hospitality business cycle.

2022 TARGET COMPENSATION
2023 PROXY STATEMENT | 7

PROXY SUMMARY

COMPENSATION PRACTICES AND POLICIES
WHAT WE DO

•
We base a significant portion of our executive officers’ total compensation opportunity on performance; salaries comprise a modest portion of each executive officer’s total compensation opportunity

•
We generally establish a formulaic short-term incentive bonus program based on pre-established individual and corporate performance goals

•
We align our executive officers with our long-term investors by awarding a significant percentage of their equity compensation in the form of multi-year, performance-based equity awards that use both absolute and relative Total Shareholder Returns (“TSR”) as the primary metrics

•
We enhance executive officer retention with time-based, multi-year vesting equity incentive awards granted for prior-year performance

•
We have a clawback policy

•
We have robust share ownership guidelines for our executives and agents

•
We have firmly committed to not make one-time awards to NEOs in the absence of extraordinary circumstances

•
The Compensation Committee, which is comprised solely of independent trustees, retained a new independent compensation consultant, Willis Towers Watson (“Compensation Consultant”) in 2022 for compensation services beginning in 2023. For 2022, the Compensation Committee received these consulting services from FTI Consulting (“FTI”)

WHAT WE DON’T DO

•
We do not provide tax gross-up payments to any of our executive officers

•
We do not provide “single-trigger” change in control cash severance payments

•
We do not encourage unnecessary or excessive risk taking as a result of our compensation policies; incentive compensation is not based on a single performance goal

•
We do not guarantee annual compensation

•
We do not allow hedging or pledging of our securities

•
We do not offer excessive executive perquisites

8 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND
BOARD MATTERS

Proposal 1—Election of Trustees
Our Board of Trustees is currently composed of nine trustees, all of whom have terms expiring at the 2023 Annual Meeting. If elected, each of the nine trustee nominees will serve as trustees for a one-year term until the 2024 annual meeting of shareholders and until their successors are elected and qualified.
In evaluating our Board and considering this Proposal, we encourage you to review the “Corporate Governance and Board Matters” section of this Proxy Statement. This section discusses the role of the Board in our strategy, our approach to Board refreshment, our commitment to ensuring shareholders have an engaged and responsive Board in place with the right skillsets and diversity, our shareholder engagement practices and our strong, shareholder-friendly corporate governance. More information about our nominees is included below.
Each trustee nominee has consented to be named in this Proxy Statement and agreed to serve as a trustee if elected by shareholders. Based on its review of the relationships between the trustee nominees and the Company, the Board has affirmatively determined the following trustees are “independent” trustees under the rules of the NYSE and under applicable rules of the Securities and Exchange Commission (the “SEC”): Evan Bayh, Arthur R. Collins, Nathaniel A. Davis, Patricia L. Gibson, Robert M. La Forgia, Robert J. McCarthy and Robin Zeigler.
The Board knows of no reason why any nominee would be unable to serve as a trustee. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of our Board.

Vote Required and Recommendation
Under our bylaws, to be elected in an uncontested election, trustee nominees must receive the affirmative vote of a majority of the votes cast, which means the number of shares voted FOR a trustee nominee must exceed the number of shares voted AGAINST that nominee. For purposes of the election of trustees, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast for or against a nominee’s election and will have no effect on the result of the vote. There is no cumulative voting with respect to the election of trustees.
If an incumbent trustee fails to be re-elected by a majority of votes cast, that trustee is required under our bylaws to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board is required to act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified. Our bylaws require the Board to accept any such resignation if the nominee has received more votes against than for his or her election at each of two consecutive annual meetings of shareholders.

Our Board of Trustees unanimously recommends a vote FOR each of the nominees set forth below.
2023 PROXY STATEMENT | 9

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Trustees
Nominees for Election for a One-Year Term Expiring at the 2024 Annual Meeting
The following table sets forth the name and age of each nominee for trustee, indicating all positions and offices with us currently held by the trustee nominee.
Name	Age(1)	Title
Robert L. Johnson	76	Executive Chairman of the Board of Trustees
Leslie D. Hale	50	President and Chief Executive Officer of the Company
Evan Bayh	67	Trustee
Arthur R. Collins	63	Trustee
Nathaniel A. Davis	69	Lead Independent Trustee
Patricia L. Gibson	60	Trustee
Robert M. La Forgia	64	Trustee
Robert J. McCarthy	69	Trustee
Robin Zeigler	50	Trustee

(1)
Age as of March 31, 2023

Set forth below are descriptions of the backgrounds and principal occupations of each of our trustee nominees.
10 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES
•
None

OTHER CURRENT
PUBLIC COMPANY
BOARDS
•
G-III Apparel
Group, Ltd.
(NASDAQ: G III)

PRIOR PUBLIC
COMPANY
BOARDS (WITHIN
PAST FIVE YEARS)
•
KB Home (NYSE:
KBH) (retired in
April 2021)

•
Elevate Credit Inc.
(NYSE: ELVT)

•
Lowe’s
Companies, Inc.
(NYSE: LOW)

•
Strayer Education
Inc. (NASDAQ:
STRA)

•
Discovery, Inc.
(NYSE: DISC)

ROBERT L. JOHNSON	Executive Chairman of the Board since May 2011
FOUNDER AND EXECUTIVE CHAIRMAN, RLJ LODGING TRUST AND THE RLJ COMPANIES LLC Age 76

CAREER HIGHLIGHTS
RLJ Lodging Trust
•
Founder and Executive Chairman (2011 to present)

The RLJ Companies LLC, which owns or holds interests in a diverse portfolio of companies in the banking, private equity, real estate, film production, gaming, fashion and automobile dealership industries
•
Founder and Chairman (2000 to present)

RLJ Development, LLC*, a real estate investment firm focused on lodging and hotel properties and the predecessor to RLJ Lodging Trust
•
Co-Founder and Chairman (2000)

Black Entertainment Television (BET), a cable television network and multimedia group, which was acquired by Viacom Inc. in 2001
•
Chief Executive Officer (until 2006)

•
Founder and Chairman (1979-2006)

EDUCATION
•
B.A., University of Illinois

•
Master of Public Administration, Princeton University

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Mr. Johnson should serve on our Board based on his experience as a successful business leader and entrepreneur, as well as his experience in a number of critical areas, including:
•
Real estate

•
Finance

•
Brand development

•
Multicultural marketing

*
Affiliate of the Company.

2023 PROXY STATEMENT | 11

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • None OTHER CURRENT PUBLIC COMPANY BOARDS • Delta Airlines, Inc. (NYSE: DAL) • Macy’s Inc. (NYSE: M)*	LESLIE D. HALE	Trustee since May 2018
PRESIDENT AND CHIEF EXECUTIVE OFFICER, RLJ LODGING TRUST Age 50

CAREER HIGHLIGHTS
RLJ Lodging Trust
•
President and Chief Executive Officer (August 2018 to present)

•
Chief Operating Officer, Chief Financial Officer and Executive Vice President (July 2016 to 2018)

•
Chief Financial Officer, Executive Vice President and Treasurer (2011 to 2016)

RLJ Development, LLC*, a real estate investment firm focused on lodging and hotel properties and the predecessor to RLJ Lodging Trust
•
Chief Financial Officer and Senior Vice President of Real Estate and Finance (2007 to 2011)

•
Vice President (and previously Director) of Real Estate and Finance, responsible for the finance, tax, treasury and portfolio management functions, as well as executing all real estate transactions (2005 to 2007)

General Electric Corp., a multinational company operating primarily in the power, renewable energy, aviation and healthcare industries
•
Various leadership positions, GE Capital including as a Vice President, GE Commercial Finance, and as an Associate Director, GE Real Estate Strategic Capital Group (2002 to 2005)

Goldman Sachs & Co., a global financial institution
•
Investment Banker

EDUCATION
•
B.S., Howard University

•
M.B.A., Harvard Business School

Ms. Hale also currently serves as:
•
Member of the Board of Trustees, Howard University

•
Director of the Federal Reserve Bank of Richmond - Baltimore Branch

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Ms. Hale should serve on our Board based on her:
•
Substantial executive leadership experience and a proven record of accomplishment, with deep skills in real estate, corporate finance, mergers and acquisitions, capital markets, strategic planning and other public company matters

•
Extensive knowledge and experience in various senior leadership roles in the lodging real estate industry; provides the Board valuable industry-specific knowledge and expertise

•
Active management of the Company’s real estate strategies to create shareholder value and provide beneficial information about the status of our day-to-day operations

•
Insights into the evolving retail and consumer environment from her service as a director of Macy’s, including her experience as a member of Macy’s audit and finance committees

*
Ms. Hale is not standing for re-election to the Macy’s Inc. board of directors and will be a member of one outside board after that company’s 2023 annual meeting of stockholders.

*
Affiliate of the Company.

12 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES
•
Compensation

•
Nominating and
Corporate
Governance

OTHER CURRENT
PUBLIC COMPANY
BOARDS
•
Berry Plastics
(NYSE: BERY)

•
Marathon
Petroleum (NYSE:
MPC)

•
Fifth Third Bank
(NASDAQ: FITB)

SENATOR EVAN BAYH	Trustee since May 2011
SENIOR ADVISOR, APOLLO GLOBAL MANAGEMENT Age 67 | Independent

CAREER HIGHLIGHTS
Apollo Global Management, a leading global alternative asset management firm
•
Senior Advisor (2010 to present)

Cozen O’Connor, an international law firm
•
Senior Advisor, Cozen O’Connor Public Strategies, an affiliate of the firm (2018 to 2019)

•
Of Counsel (2018 to 2019)

McGuireWoods LLC, a global diversified law firm
•
Partner (2010)

United States Senate
•
Senator, representing the state of Indiana (1999 to 2010)

•
Served on six committees: Banking, Housing and Urban Affairs; Armed Services; Energy and Natural Resources; the Select Committee on Intelligence; Small Business and Entrepreneurship; and the Special Committee on Aging

•
Chaired two subcommittees

CAREER HIGHLIGHTS
United States Government
•
Governor of Indiana (1989 to 1997)

EDUCATION
•
B.A., Business Economics, with honors, Indiana University

•
J.D., University of Virginia

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Senator Bayh’s experience as a former United States Senator and former Governor of Indiana adds valuable expertise to our Board, in addition to his:
•
Government and regulatory acumen

•
Breadth of executive and management experience

•
Public company board service and corporate governance experience

•
Knowledge of finance, mergers and acquisitions and other investments

•
Global business environment

•
Leadership on ESG initiatives, especially related to sustainability and energy efficiency

Our Board has determined that Mr. Bayh’s service on three public company boards in addition to his service on our Board will not impair his service on our Board.

2023 PROXY STATEMENT | 13

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Compensation • Nominating and Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • KB Home (NYSE: KBH) • AFLAC, Inc. (NYSE: AFL)	ARTHUR R. COLLINS	Trustee since November 2016
FOUNDER AND MANAGING PARTNER, theGROUP Age 63 | Independent

CAREER HIGHLIGHTS
theGROUP, a government relations and public affairs consulting firm
•
Founder and Managing Partner (1989 to present)

EDUCATION
•
B.A., Accounting and Finance, Florida A&M University

•
Doctor of Humane Letters, Florida A&M University

Mr. Collins currently serves as:
•
Chairman of the Board of Trustees, Morehouse School of Medicine

•
Member of the Board of Trustees and Vice Chairman, The Brookings Institution

•
Member of the Board of Trustees, Smithsonian National Museum of Asian Art

He has previously served as chairman of the Board of Trustees of Florida A&M University and a member of the Board of Trustees, Meridian International Center.

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Mr. Collins should serve on our Board in view of his:
•
Overall business acumen and experience

•
Board governance expertise and public company board experience

•
Expertise in governmental affairs and regulatory matters

•
Knowledge of ESG issues and associated risks

Further, our Board believes Mr. Collins’ government relations experience will be helpful in navigating and influencing the current governmental and regulatory landscape.
Our Board has determined that Mr. Collins’ service on two public company boards in addition to his service on our Board will not impair his service on our Board.

14 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES
•
Compensation

•
Nominating and
Corporate
Governance

OTHER CURRENT
PUBLIC COMPANY
BOARDS
•
UNISYS
(NYSE: UIS)

PRIOR PUBLIC
COMPANY BOARDS
(WITHIN PAST FIVE
YEARS)
•
Stride, Inc.
(NYSE: LRN)

•
KB Home
(NYSE: KBH)

NATHANIEL A. DAVIS	Trustee since May 2011
EXECUTIVE CHAIRMAN, STRIDE, INC. Age 69 | Lead Independent Trustee since July 2016

CAREER HIGHLIGHTS
Stride, Inc. (formerly K12, Inc), an education services company
•
Former CEO and Executive Chairman (2013 to 2016, 2018 to 2022)

RANND Advisory Group, LLC, a business consulting group that advises venture capital, media, and technology firms
•
Managing Director (2003 to 2013)

XM Satellite Radio, a broadcasting company that provides satellite radio and online radio services
•
CEO & President (2006 to 2008)

•
Director (1999 to 2008)

Columbia Capital, an investment company focused on the communications and technology space
•
Executive-in-Residence (2003 to 2006)

XO Communications, a telecommunications company later purchased by Verizon Communications
•
President & COO (2000 to 2003)

•
Director (2000 to 2003)

EDUCATION
•
B.S., Engineering, Stevens Institute of Technology

•
Master of Science in Computer Science, University of Pennsylvania

•
M.B.A., Wharton School of Business, University of Pennsylvania

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Mr. Davis should serve on our Board in view of his:
•
Overall business acumen and experience with venture capital, media and technology

•
Strong executive and management experience in publicly traded companies, including expertise in finance and accounting

•
Knowledge of business plan and business process management, including sales process development

•
Expertise in information technology and experience reviewing and addressing cybersecurity risks

Our Board has also determined that Mr. Davis should serve on our Board based on his extensive financial, operational, executive and entrepreneurial experience. Mr. Davis was promoted to independent leadership of the Board through his status as lead independent trustee.

2023 PROXY STATEMENT | 15

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • AIMCO (NYSE: AIV)	PATRICIA L. GIBSON	Trustee since August 2017
CHIEF EXECUTIVE OFFICER, BANNER OAK CAPITAL PARTNERS, LP Age 60 | Independent

CAREER HIGHLIGHTS
Banner Oak Capital Partners, LP, a real estate investment management firm
•
Co-Founder & CEO (2016 to present)

Hunt Realty Investments, the centralized real estate investment management company for the Hunt family and related entities
•
President (2010 to 2016)

•
Senior Vice President (1997 to 2010)

Senior Financial Positions
•
Archon Group, a subsidiary of Goldman Sachs & Co.

•
The Travelers Realty Investment Company, Director (2000 to 2003)

Ms. Gibson is also a member of the board of directors of Pacolet Milliken Enterprises, Inc., a private investment company focused on energy and real estate investments and is a member of and the former vice-chair of the Industrial and Office Parks Council of the Urban Land Institute. From 2014-2016, she served as the chair of the National Association of Real Estate Investment Managers. Ms. Gibson previously served as a director of FelCor Lodging Trust Incorporated from March 2016 until its merger with a subsidiary of the Company in August 2017.

EDUCATION
•
B.S., Finance, Fairfield University

•
M.B.A., University of Connecticut

•
Certified as a Chartered Financial Analyst

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Ms. Gibson should serve on our Board in view of her:
•
Significant financial, real estate, investment and asset management experience

•
Leadership in actively managing real estate platforms and assets

•
Prior experience as a board member of a publicly traded company that owned and operated with hotel company partners a diversified portfolio of hotels

•
Experience assessing and addressing cybersecurity risks

16 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance	ROBERT M. LA FORGIA	Trustee since May 2011
PRINCIPAL AND CHIEF EXECUTIVE OFFICER, APERTOR HOSPITALITY, LLC Age 64 | Independent

CAREER HIGHLIGHTS
Apertor Hospitality, LLC, a national advisory services firm specializing in the hospitality industry
•
Founder, Principal & CEO (2009 to present)

The Atalon Group, LLC, a boutique turnaround management and advisory firm specializing in troubled real estate situations
•
Executive Vice President (2008 to 2010)

Hilton Hotels Corporation (currently Hilton Worldwide Holdings (NYSE: HLT)), a multinational hospitality company that manages and franchises a broad portfolio of hotels and resorts
•
Chief Financial Officer (2004 to 2008)

•
Senior Vice President & Controller
(1996 to 2004)

•
Numerous Management Positions

Mr. La Forgia serves on the board of advisors of Keystone National Group, a private markets investment management firm specializing in private credit and income-producing real estate. Mr. La Forgia also serves on the board of LivAway Suites, a nationwide economy extended stay hotel brand. Mr. La Forgia previously served on the board of advisors of Sundance Bay, a real estate private equity firm specializing in multifamily, debt and net lease investments.

EDUCATION
•
B.S., Accounting, Providence College

•
M.B.A., Anderson School of Management, University of California, Los Angeles

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Mr. La Forgia should serve on our Board in view of his:
•
Significant experience in accounting, finance, real estate, capital markets and hospitality

•
Solid experience in hospitality as evidenced by his 26-year tenure at Hilton Hotels, a publicly held company

•
Valuable experience in board deliberations and oversight specific to the Company’s strategic direction

Our Board also has determined that Mr. La Forgia qualifies as an “audit committee financial expert.”

2023 PROXY STATEMENT | 17

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance PRIOR PUBLIC COMPANY BOARDS (WITHIN PAST FIVE YEARS) • Santander Consumer USA (NYSE :SC)	ROBERT J. MCCARTHY	Trustee since February 2018
CHAIRMAN, MCCARTHY INVESTMENTS, LLC AND CHAIRMAN, HOTEL DEVELOPMENT PARTNERS Age 69 | Independent

CAREER HIGHLIGHTS
McCarthy Investments, LLC, a limited liability company focused on investments in the cyber/corporate intelligence space and early/mid-stage technology investments
•
Chairman (2014 to present)

Hotel Development Partners, a joint-venture focused on acquiring and developing premier-branded, select-service hotels
•
Chairman (2014 to present)

Marriott International (Retired 2014), a multinational company that operates, franchises and licenses lodging, including hotel properties
•
Chief Operations Officer

•
Oversight for Global Lodging Services, The Ritz Carlton Hotel Company

•
Reporting responsibility for Marriott’s four continental operating divisions spanning 4,000 hotels across 20 lodging brands

•
Group President of the Americas with oversight of more than 3,000 hotels

In addition to Mr. McCarthy’s public board service, he previously served on the board of directors of Meeting Play, a technology company serving the hospitality industry.

EDUCATION
•
B.S., Business Administration, Villanova University

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that Mr. McCarthy should serve on our Board in view of his:
•
Significant leadership and success in the lodging industry

•
Extensive experience in hotel operations and hotel acquisitions and dispositions

•
Multifaceted operational experience, including oversight of revenue management, sales, marketing, brand management, architecture and construction, and information services

18 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

COMMITTEES • Audit • Nominating & Corporate Governance OTHER CURRENT PUBLIC COMPANY BOARDS • NETSTREIT (NYSE: NTST) • Jones Lang LaSalle Income Property Trust (NASDAQ: ZIPTAX)	ROBIN ZEIGLER	Trustee since February 2022
CEO AND CO-FOUNDER, MURAL REAL ESTATE PARTNERS, INC. Age 50 | Independent

CAREER HIGHLIGHTS
MURAL Real Estate Partners, Inc., a privately owned, full-service real estate company that aims to spur economic development
•
CEO and Co-Founder (2022 to present)

Cedar Realty Trust, a real estate investment trust with a primary focus on grocery-anchored shopping centers
•
Senior Executive Vice President & Chief Operating Officer, Cedar Realty Trust (2016 to 2022)

Penzance, a commercial real estate investment company
•
Executive Vice President & Head of Operations, Penzance (2015 to 2016)

Federal Realty Investment Trust, an equity real estate investment trust focused on the ownership, operation and development of high-quality retail properties
•
Chief Operating Officer, Mid-Atlantic Region, Federal Realty Investment Trust

In addition, Ms. Zeigler serves on the board of directors for Jones Lang LaSalle Income Property Trust, a non-traded REIT, and NETSTREIT, a public retail net lease company. She is a trustee of the International Council of Shopping Centers (“ICSC”) and is on the board of the ICSC Foundation.

EDUCATION
•
B.A., Accounting, Florida A&M University

•
M.B.A., Georgia State University

KEY SKILLS AND QUALIFICATIONS
Our Board has determined that that Ms. Zeigler should serve on our Board in view of her:
•
Significant leadership experience managing commercial real estate platforms and assets, and knowledge of the strategies and opportunities to create shareholder value

•
Significant experience with real estate investment trusts, accounting, finance, and capital markets

•
Strong operational and board experience; valuable experience in board deliberations and oversight

Ms. Zeigler’s wealth of experience across all facets of the real estate industry are valuable traits that will be instrumental to the Board’s success.
Our Board has determined that Ms. Zeigler’s service on two public company boards in addition to her service on our Board will not impair her service on our Board.

2023 PROXY STATEMENT | 19

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Trustees
NYSE listing standards require NYSE-listed companies to have a majority of independent board members and a nominating/corporate governance committee, compensation committee and audit committee, each comprised solely of independent trustees. Under the NYSE listing standards, no trustee of a company qualifies as “independent” unless the board of trustees of the company affirmatively determines that the trustee has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with such company).
Immediately prior to the Annual Meeting, the Board will have nine trustees, a majority (seven) of whom our Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the listing standards of the NYSE and under applicable rules of the SEC. The Board affirmatively has determined that each of the following trustees is independent under these standards:
Robert L. Johnson and Leslie D. Hale are not independent as they are executive officers of the Company.

Board Qualifications, Attributes, Skills and Background
Trustee Selection Process
For all trustees, we require integrity, personal and professional ethics, business judgment, and the ability and willingness to commit sufficient time to the Board. Our Board considers many factors in evaluating the suitability of individual trustee candidates, including their general understanding of global business, sales and marketing, finance, and other disciplines relevant to the success of a large, publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishments; and gender, age and ethnic diversity. The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new trustee candidates are selected.
To further the Company’s goal of ensuring that our Board consists of a diversified group of qualified individuals who function effectively as a group and will drive shareholder value, our Nominating and Corporate Governance Committee seeks trustee candidates that possess a reputation, both personal and professional, consistent with the image and reputation of the Company, as well as a willingness and ability to devote adequate time and resources to perform Board duties diligently.
In addition to our Corporate Governance Guidelines that emphasize the minimum standards to be used in considering potential trustee candidates, the Nominating and Corporate Governance Committee also has approved a written policy regarding qualification and nomination of trustee candidates. Among other things, the policy sets forth certain additional qualities and skills that, while not a prerequisite for nomination, are considered by the Nominating and Corporate Governance
Committee when evaluating a particular trustee candidate. These additional qualities and skills include the following:
•
Whether the person possesses specific industry knowledge, expertise or contacts, including in the commercial real estate industry and has familiarity with the general issues affecting the Company’s business

•
The importance of a diversified Board membership, in terms both of the individuals involved and their various experiences and expertise

•
Whether the person would qualify as an “independent trustee” under the NYSE’s listing standards and our Corporate Governance Guidelines

The Nominating and Corporate Governance Committee will seek to identify trustee candidates based on input provided by a number of sources, including:
•
Other members of the Nominating and Corporate Governance Committee

•
Other members of the Board

•
Shareholders of the Company

The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified trustee candidates and has engaged a search firm in prior searches; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified trustee candidates.

20 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

As part of the candidate identification process, the Nominating and Corporate Governance Committee evaluates the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Nominating and Corporate Governance Committee considers whether existing trustees have indicated a willingness to continue to serve as trustees if re-nominated. Once trustee candidates have been identified, the Nominating and Corporate Governance Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors the Nominating and Corporate Governance Committee deems necessary or appropriate.
Existing trustees who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee’s process of recommending trustee candidates. All candidates submitted by shareholders will be evaluated in the same manner, provided that advance notice and other requirements set forth in our bylaws have been followed.
After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends to the Board the nomination of candidates equal to the number of trustee positions to be filled at the Annual Meeting of Shareholders. The Board selects the Board’s trustee nominees for shareholders to consider and vote upon at the Annual Meeting of Shareholders.

Board Refreshment
Our Board believes that a fully engaged Board is a strategic asset of the Company, and that knowledgeable and fresh viewpoints and perspectives are important for informed decision-making. The Board also believes appropriate tenure can facilitate trustees developing greater institutional knowledge and deeper insight into the Company’s operations across a variety of economic and competitive environments.
Prior to Board vacancies, the Board periodically evaluates whether it collectively has the right balance of skills, experience, attributes and diverse viewpoints necessary for it to drive shareholder value. The results of this evaluation help inform the Board of the desirable skills preferred for potential Board nominees and to screen trustee candidates.
As part of planning for Board refreshment and trustee succession, the practice of the Nominating and Corporate Governance Committee has been to periodically consider potential trustee candidates. As a result of this ongoing review, in the last seven years the Board has appointed five new trustees.
With the Board’s recommended slate of nine nominees, the Board believes it has an appropriately balanced board and will continue to consider opportunities to strengthen the Board’s composition over time. As a group, the average tenure of the nominees for election to the Board is approximately eight years.

Board Diversity
Our Corporate Governance Guidelines list the various characteristics the Nominating and Corporate Governance Committee should consider in reviewing candidates for the Board. In addition to relevant business experience, qualifications, attributes, skills and willingness to devote sufficient time to the Board and its committees, our Corporate Governance Guidelines enumerate personal characteristics that should be considered, including reputation, high integrity, ability to exercise sound judgment and an adherence to the highest ethical standards.
In order to ensure the Board benefits from diverse perspectives, our Board and Nominating and Corporate Governance Committee seek qualified nominees from a variety of backgrounds, including candidates of age, gender and ethnic diversity. The Board and Nominating and Corporate Governance Committee consider our Board’s diversity as a strength. To that end, we evaluate such characteristics in concert with the business and personal characteristics described above. The result is a slate of trustee nominees where 67% of our trustee nominees contribute to gender/ethnic diversity.

GENDER AND ETHNIC DIVERSITY

11%
23%
33%
33%

67%

- **3** women, **2** who are ethnic minorities
- **3** men who are ethnic minorities

2023 PROXY STATEMENT | 21

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Role and Responsibilities
Our Board of Trustees acts as the steward of the Company for the benefit of all shareholders. Our trustees exercise their business judgment in the best interests of the Company and its shareholders consistent with their legal duties. Our trustees also bring to the Board a wealth of business experience and a track record of excellent business judgment in various situations relevant to the Company’s operations. As further discussed below, our Board also prioritizes shareholder engagement and believes hearing and listening to shareholder perspectives firsthand is valuable for both management and the trustees of the Board.
The Board is committed to ensuring our overall business strategy is designed to create long-term value for our shareholders. By playing an active role in formulating, planning and overseeing the implementation of the Company’s strategy, the Board engages in a robust strategic planning process during which key elements of our business and financial plans, strategies and near- and long-term initiatives are developed and reviewed. This process includes a thorough review of the Company’s overall strategy, opportunities, challenges and capabilities with our senior management team. In addition to business strategy, the Board reviews the Company’s short-term and long-term financial plans, which serve as the basis for the annual operating and capital plans for the upcoming year. The Board evaluates progress made, as well as related challenges and risks, with respect to our strategy and plans throughout the year.
Our Board has been actively engaged in overseeing the execution of the Company’s near-term strategic initiatives to increase shareholder value. These near-term priorities include:
(1)
Further enhancing our portfolio quality by entering into new long-term growth markets and acquiring high-quality assets that increase exposure to the lifestyle segment and locations in markets such as Atlanta, Boston, Denver and Nashville;

(2)
Unlocking internal growth catalysts through the conversions within our current portfolio and the completion of other revenue-enhancing projects, such as parking initiatives, space reconfigurations and energy projects; and

(3)
Enhancing shareholder returns while strengthening our balance sheet through share repurchases and refinancing of 2023 debt maturities.

The Board will continue to oversee and support actions to enhance value for all shareholders and be intensely engaged in the Company’s strategic direction and future.

Corporate Governance Profile
We have developed a corporate governance framework designed to ensure our Board has the authority and practices in place to review and evaluate our business operations and to make decisions independent of management. Our goal is to align the interests of trustees, management and shareholders, and comply with or exceed the requirements of the NYSE and applicable laws and regulations. This framework establishes the practices our Board follows with respect to, among other things, Board composition and member selection, Board meetings and involvement of senior management, trustee compensation, CEO performance evaluation, management succession planning and Board committees. The Board is committed to seeking opportunities for improvements on an ongoing basis. On an annual basis, the Board updates our corporate governance framework based on shareholder feedback, results from the annual shareholders meeting, the Board and committees’ self-assessments, governance best practices and regulatory developments.

22 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

Notable features of our corporate governance structure include the following:
CORPORATE GOVERNANCE OVERVIEW
•
Our Board is actively involved in the oversight of strategic and risk management issues, including issues related to ESG and cybersecurity

•
Our Board regularly evaluates its own practices and composition

•
Our Board prioritizes shareholder engagement and takes actions to strengthen the Company

•
Lead Independent Trustee

•
Annually elected Board, with a majority voting standard in uncontested elections

•
Plurality voting standard only applies if, as of the record date for an annual meeting, the number of trustee nominees exceeds the number of trustees to be elected

•
7 of our 9 trustees are independent under the listing standards of the NYSE and applicable SEC rules, including all members of our Board committees

•
Separate Chairman and CEO roles

•
We adopted amendments to our Declaration of Trust and bylaws to allow shareholders to amend our bylaws by a majority vote of the outstanding shares entitled to be cast on the matter

•
We have opted out of all of the Maryland business combination, control share acquisition and unsolicited takeover statutes, and in the future, we cannot opt back into any of these provisions without shareholder approval

Although we have opted out of the Maryland unsolicited takeover statute, we note that, pursuant to provisions in our Declaration of Trust and bylaws, we currently:
•
Require, unless called by the Executive Chairman or Chairman of the Board, Chief Executive Officer, President or a majority of our trustees, the written request of shareholders entitled to cast not less than a majority of the votes entitled to be cast at a meeting to call a special meeting

•
Provide that trustees may only be removed for cause and then only by the affirmative vote of holders of at least two-thirds of the votes entitled to be cast in the election of trustees

•
Provide that the number of trustees may be determined by our Board and that our trustees may fill vacancies on our Board; shareholders accordingly do not have the authority to determine the number of trustees on our Board or to fill vacancies on the Board other than vacancies resulting from the removal of a trustee

Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines which provide a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines reflect the Board’s commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with a goal of enhancing shareholder value over the long term. The Corporate Governance Guidelines address, among other things:
•
The responsibilities and qualifications of trustees, including trustee independence, the responsibilities, composition and functioning of the Board committees, and the appointment and role of the Lead Independent Trustee
•
Board refreshment and tenure

•
Principles of trustee compensation

•
Review of management succession

Our Corporate Governance Guidelines are reviewed annually by the Nominating and Corporate Governance Committee.

2023 PROXY STATEMENT | 23

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics
Our Board has adopted and maintains a Code of Business Conduct and Ethics that applies to our officers (including our President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Chief Accounting Officer), trustees and employees. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:
•
Honest and ethical conduct, including the honest and ethical handling of actual or potential conflicts of interest between personal and professional relationships

•
Compliance with applicable governmental laws, rules and regulations

•
Full, fair, accurate, timely and understandable disclosure in the reports we file with or submit to the SEC and/or in other public communications

•
Fair dealing with our customers, suppliers, consultants, competitors, employees and other persons with whom we interact

•
Prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons

•
Accountability for adherence to the Code of Business Conduct and Ethics

Any waiver of, or amendments to, the Code of Business Conduct and Ethics that apply to our executive officers or trustees may be made only by the Nominating and Corporate Governance Committee or another committee of the Board comprised solely of independent trustees or a majority of our independent trustees. Any waivers will be disclosed promptly. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Chief Accounting Officer by posting such information on our website at www.rljlodgingtrust.com, under the section, “Investor Relations—Corporate Governance.”

Availability of Corporate Governance Materials
Shareholders may view our corporate governance materials on our website at investor.rljlodgingtrust.com/corporate-governance. These documents are available in print to any shareholder who sends a written request to:
RLJ Lodging Trust Attention: Investor Relations 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
Information at or connected to our website is not and should not be considered a part of this Proxy Statement.

24 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure
Separate Chairman and Chief Executive Officer Positions
ROBERT L. JOHNSON Founder and Executive Chairman since the formation of the Company in 2011
Both Mr. Johnson and Ms. Hale are executive officers of the Company. The separation of the roles of Chairman and Chief Executive Officer allows Mr. Johnson and Ms. Hale both to have leadership roles on the executive management team, which our Board believes is important in light of their knowledge of the Company and extensive expertise in the lodging and hospitality industry.
LESLIE D. HALE Chief Executive Officer and President since August 2018
Our Board continues to believe our current leadership structure, including separate positions of Executive Chairman and Chief Executive Officer, provides an effective leadership model for the Company which benefits from the distinct abilities and experience of both individuals and is a model of good corporate governance.
The Board also believes having an Executive Chairman is useful as it ensures that our Board leadership retains a close working relationship with management.

Lead Independent Trustee
Our Board believes that its governance structure ensures a strong, independent Board even though the Board does not have an independent Chairman. To strengthen the role of our independent trustees and encourage independent Board leadership, the Board also has established the position of Lead Independent Trustee, which currently is held by Nathaniel A. Davis.
In accordance with our Corporate Governance Guidelines, the responsibilities of the Lead Independent Trustee include, among others:
•
Serves as liaison between:

(i)
Management, including the President and Chief Executive Officer

(ii)
Our other independent trustees

(iii)
Interested third parties and the Board

•
Speaks regularly with our CEO and holds regular calls to discuss Board agenda items, discussion topics and other corporate governance issues

•
Presides at executive sessions of the independent trustees

NATHANIEL A. DAVIS Lead Independent Trustee since July 2016

•
Serves as the focal point of communication to the Board regarding management plans and initiatives

•
Ensures the line between Board oversight and management operations is respected

•
Provides the medium for informal dialogue with and between independent trustees, allowing for free and open communication within that group

•
Regular engagement and dialogue with the Company’s major shareholders

•
Serves as the communication conduit for other third parties who wish to communicate with the Board

Our Lead Independent Trustee will be selected on an annual basis by a majority of independent trustees then serving on the Board.

2023 PROXY STATEMENT | 25

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Meetings and Committees
Board Meetings
5
Board meetings (including telephonic/videoconference meetings) held in 2022
100%
attendance at 2022 Annual Meeting of Shareholders by all trustees serving in 2022
100%
Board and applicable committee meeting attendance by all trustees serving in 2022

•
Trustees are expected to attend, in person, by telephone or via videoconference, all Board meetings and meetings of committees on which they serve.

•
Pursuant to our Corporate Governance Guidelines, trustees are expected to attend our Annual Meeting of Shareholders.

•
In addition, during 2022, management communicated regularly with the Board members informally outside of regular Board meetings, providing periodic updates on Company matters, including the Company’s operating performance and human capital issues.

Board Committees
The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. All members of the committees described below are “independent” of the Company as that term is defined in the NYSE’s listing standards.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:
		Committee Memberships
Trustee	Independent	Audit	Compensation	Nominating and Corporate Governance
Evan Bayh
Arthur R. Collins
Nathaniel A. Davis
Patricia L. Gibson
Robert M. La Forgia
Robert J. McCarthy
Robin Zeigler
Meetings in FY 2022*		5	6	3
Attendance at meetings		100%	100%	100%
Committee Chair	Committee Member	Audit Committee Financial Expert

*
Including telephonic and video meetings

26 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS
•Robert M. La Forgia
•
Patricia L. Gibson

•
Robert J. McCarthy

•
Robin Zeigler

–
Our Board has determined that all
of the members of the Audit
Committee meet the requirements
of independence, experience,
financial literacy and expertise as
determined by our written charter,
the NYSE, the Sarbanes-Oxley
Act of 2002, the Securities
Exchange Act of 1934, as
amended (the “Exchange Act”),
and applicable SEC rules and
regulations.

–
Our Board also has determined
that Mr. La Forgia is an “audit
committee financial expert,” as
defined by the applicable SEC
regulations and NYSE corporate
governance listing standards.

–
Each Committee member has
accounting or related financial
management expertise.

AUDIT COMMITTEE CHARTER
The Audit Committee charter is
available on our website at:
investor.rljlodgingtrust.com/
corporate-governance.
REPORT OF THE AUDIT
COMMITTEE
The Audit Committee Report is on
page 41 of this Proxy Statement.
AUDIT COMMITTEE	Meetings in FY 2022	5

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Audit Committee include oversight related to:
•
Our accounting and financial reporting processes

•
The integrity of our consolidated financial statements and financial reporting process

•
Our systems of disclosure controls and procedures and internal control over financial reporting

•
The risks related to cybersecurity and information technology

•
Our compliance with financial, legal and regulatory requirements

•
The review of all related party transactions in accordance with our related party transactions policy

•
The evaluation of the qualifications, independence and performance of our independent registered public accounting firm

•
The performance of our internal audit function

•
Our overall risk profile

Our Audit Committee is also responsible for:
•
Engaging an independent registered public accounting firm

•
Reviewing with the independent registered public accounting firm the plans and results of the audit engagement

•
Approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services

•
Reviewing the independence of the independent registered public accounting firm

•
Considering the range of audit and non-audit fees

•
Reviewing the adequacy of our internal accounting controls

Our Audit Committee also prepares the audit committee report required by SEC regulations to be included in our annual Proxy Statement.

2023 PROXY STATEMENT | 27

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS •Nathaniel A. Davis • Evan Bayh • Arthur R. Collins COMPENSATION COMMITTEE CHARTER The Compensation Committee charter is available on our website at: investor.rljlodgingtrust.com/ corporate-governance. COMPENSATION COMMITTEE REPORT The Compensation Committee Report is on page 61 of this Proxy Statement.	COMPENSATION COMMITTEE	Meetings in FY 2022	6

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Compensation Committee include:
•
Reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration of our Chief Executive Officer based on such evaluation

•
Reviewing and approving the compensation of other executive officers

•
Reviewing our executive compensation policies and plans

•
Implementing and administering our incentive and equity-based compensation plans

•
Determining the number of restricted share awards to be granted to trustees, executive officers and other employees pursuant to these plans

•
Assisting management in complying with our Proxy Statement and annual report disclosure requirements

•
Producing a report on executive compensation to be included in our annual Proxy Statement

•
Reviewing, evaluating and recommending changes, if appropriate, to the remuneration for trustees

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee of the Board of Trustees are Nathaniel A. Davis, Evan Bayh and Arthur R. Collins, each of whom is an independent trustee. None of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Trustees or the Compensation Committee. Accordingly, during 2022 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

28 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

MEMBERS •Evan Bayh • Arthur R. Collins • Nathaniel A. Davis • Patricia Gibson • Robert M. La Forgia • Robert J. McCarthy • Robin Zeigler NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER The Nominating and Corporate Governance Committee charter is available on our website at: investor.rljlodgingtrust.com/ corporate-governance.	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	Meetings in FY 2022	3

 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES
The principal functions of our Nominating and Corporate Governance Committee include:
•
Overseeing the Board’s governance processes, including ESG matters, policies and programs as they relate to the Company. This includes working with the CEO and the Company’s internal ESG Committee to identify and address any ESG issues and risks

•
Identifying and recommending to the Board qualified trustee candidates for election and recommending nominees for election as trustees at the annual meeting of shareholders

•
Recommending to our Board nominees for each committee of our Board

•
Implementing and monitoring our Corporate Governance Guidelines

•
Reviewing and making recommendations on matters involving the general operation of our Board, including board and committee size and composition

•
Facilitating the annual assessment of our Board’s performance as a whole and of the individual trustees as required by applicable law, regulations and the NYSE corporate governance listing standards

•
Overseeing the Board’s evaluation of management

Executive Sessions of Non-Management Trustees
In order to promote open discussion among non-management trustees, our Board devotes a portion of each regularly scheduled Board and committee meeting to executive sessions without management participation. This practice is in accordance with our Corporate Governance Guidelines and the NYSE listing standards. In addition, our Corporate Governance Guidelines provide that if the group of non-management trustees includes trustees who are not independent, as defined in the NYSE’s listing standards, at least one such executive session convened per year shall include only independent trustees. The Lead Independent Trustee presides at these sessions.

Communications with the Board
Shareholders and other interested parties may communicate with the Board by sending written correspondence to:
The Corporate Secretary will then direct such correspondence to the Lead Independent Trustee. The Lead Independent Trustee will decide what action should be taken with respect to the communication, including whether the communication should be reported to the full Board.

Lead Independent Trustee RLJ Lodging Trust c/o Corporate Secretary 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
2023 PROXY STATEMENT | 29

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Oversight of Risk Management
One of our Board’s most important roles is to oversee various risks that we may face from time to time. During 2022, the Board focused on risks in the aftermath of the COVID-19 pandemic, including recessionary concerns, extreme climate events and ongoing human capital challenges at the property level, and met formally and informally with management to review and discuss these risks.
The Board and its committees assess whether management has an appropriate framework to manage risks and whether that framework is operating effectively. On a regular basis, the Board and its committees engage with management on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis. The Board executes its oversight responsibility directly and through its committees, which regularly report back to the Board. Each committee has a charter describing its specific responsibilities, which are summarized below. The Board exercises direct oversight of strategic risks to the Company and other risk areas not delegated to one of its committees. We believe the Board’s leadership structure, supermajority of independent trustees, and allocation of oversight responsibilities to appropriate committees, provides effective board-level risk oversight.

Our Board uses its committees to assist in its risk oversight function as follows:
AUDIT COMMITTEE

Audit Committee responsibilities include, among others:
•
Oversight relating to the integrity of our financial statements and financial reporting process

•
Compliance with financial, legal and regulatory requirements

•
The performance of our internal audit function

•
Our overall risk profile

•
Oversight of risks related to cybersecurity and information technology

COMPENSATION COMMITTEE

Compensation Committee responsibilities include, among others:
•
Oversight of risks related to our compensation practices and plans to ensure that such practices and plans:

(i)
Are designed with an appropriate balance of risk and reward in relation to our overall business strategy

(ii)
Do not encourage excessive or unnecessary risk-taking behavior

•
Oversight of programs related to human capital, including our diversity and inclusion initiatives, labor policies and maintenance of a strong and positive culture

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Nominating and Corporate Governance Committee responsibilities include, among others:
•
Oversight of the general operations of the Board

•
The Company’s compliance with our Corporate Governance Guidelines and applicable laws and regulations, including applicable rules of the NYSE

•
Corporate governance-related risk

•
Oversight of the Company’s ESG initiatives, including as related to Board diversity, sustainability and climate change

The Board believes the composition of its committees, and the distribution of the particular expertise of committee members, makes this an appropriate structure to effectively monitor the risks discussed above.
As it relates to ESG matters, the entire Board has a role in overseeing broad ESG risks and opportunities as they relate to the execution of the Company’s long-term strategy. Consistent with this responsibility, the Board has delegated to the Nominating and Corporate Governance Committee oversight of the Company’s ESG matters and related risks. The Board and relevant committees receive routine reports from across the Company’s management team on salient ESG-related risks and initiatives.
Due to their executive management positions, Mr. Johnson and Ms. Hale frequently communicate with other members of our management and periodically update the Board on the important aspects of the Company’s day-to-day operations. The Board also receives periodic updates from members of senior management regarding financial risks, legal and regulatory developments, and policies and mitigation plans intended to address the related financial and legal risks.

30 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

Cybersecurity
The Company is committed to properly addressing the cybersecurity threats we face. Our Audit Committee oversees risks related to information technology (“IT”). Management reports at least annually to the Audit Committee regarding cybersecurity risks and mitigation strategies. Two Board members have information security experience from their professional experience, and we consider each member of our Audit Committee to possess information security experience by way of their oversight responsibilities over this area.
We apply a comprehensive approach to the mitigation of cybersecurity risks. The Company maintains a dedicated IT Committee to oversee our cybersecurity program. We have established policies, including those related to privacy, information security and cybersecurity, and we employ a broad and diversified set of risk monitoring and mitigation techniques. The Company employs various techniques to reduce cybersecurity risks, including continuous monitoring, early detection tools with empowered resources, proactive vulnerability management, and remediation. Our information security policies are modeled against the National Institute of Standards and Technology’s Cybersecurity Standards and we incorporate concepts from the Zero Trust Framework. The Company’s IT internal controls are audited by our external auditor as part of our Sarbanes-Oxley compliance activities. This process includes assessing the design and operating effectiveness of those controls.
We conduct an annual information security compliance training for all employees, which enables them to detect and report malware, ransomware, and other malicious software and social engineering attempts that may compromise the Company’s IT systems. Employees also are subject to spear-phishing training campaigns, which allow the Company to assess the effectiveness of its training programs. Our management companies are ultimately responsible for our guest’s information, and we monitor these companies to ensure that they are complying with our privacy, information security and cybersecurity policies.
In addition to ensuring adequate safeguards are in place to minimize the chance of a successful cyber-attack, we have established well-defined response procedures to effectively address any cyber threat that may occur despite these safeguards. We believe our cybersecurity incident response plan will help ensure timely, consistent and compliant responses to actual or attempted data incidents impacting the Company. Given the ever-changing cybersecurity landscape, our IT Committee meets monthly to identify opportunities for incremental improvements, assess additional layers of security, and evaluate new technologies for implementation. We also routinely review and benchmark our information security policies against our peers through regular participation in information security focused round tables. In addition, the Company engages, as necessary, cybersecurity experts to analyze the Company’s IT policies, procedures, and infrastructure to assess their effectiveness and to identify opportunities for improvement.
To our knowledge, we have not experienced any material information security breaches in the last three years and, as such, have not spent any material amount of capital during this period on addressing information security breaches or paid any material expenses from penalties and settlements related to a material breach.

Shareholder Engagement
Our Board is deeply engaged in the oversight of Company strategy and risk and is committed to being a responsible and responsive steward of shareholder capital. To that end, building and maintaining long-term institutional relationships with our shareholders is a core goal of the Company and there is no higher priority than earning and maintaining the trust of our shareholders as we build value for the long-term.
Our Approach to Shareholder Engagement
We recognize the importance of maintaining an ongoing dialogue with our shareholders. We believe regular engagement facilitates an open sharing of ideas and perspectives as well as provides an opportunity for constructive feedback to be shared and questions to be answered. We value diverse perspectives on issues including strategy, business performance, risk, culture, compensation practices, ESG matters and other workplace issues. Our engagement efforts and the feedback we receive from shareholders are shared with our entire Board, which fosters further alignment of our policies and practices with shareholder interests.
Our CEO, CFO and COO regularly engage with shareholders. Our Treasurer and members of the Investor Relations team also spend meaningful time connecting with shareholders throughout the year as part of a proactive organized engagement effort; many of these discussions also include additional members of senior management and/or members of the Board.
Focus of Shareholder Engagement in 2022
In 2022, our Compensation Committee was especially focused on understanding shareholder perspectives regarding our executive compensation program given last year’s disappointing Say-on-Pay vote. We also were interested in obtaining shareholder feedback regarding our ESG progress and plans. The Compensation Committee and members of the executive team reached out to shareholders holding 61% of our outstanding shares and we accepted every invitation to engage.

2023 PROXY STATEMENT | 31

CORPORATE GOVERNANCE AND BOARD MATTERS

Ultimately, along with our Lead Independent Trustee and Compensation Committee chairman, we connected with shareholders holding nearly half of our outstanding shares. Prior to these conversations, we set an agenda with shareholders and prepared relevant materials to help facilitate the discussion. The insights collected were shared with the Board and were used as part of its decision-making process.
From our conversations with shareholders, it was clear that the one-time 2021 retention awards to our NEOs were the driver of “against” votes on our Say-on-Pay. No shareholder expressed concern with the fundamental aspects of our compensation program. In response to shareholder feedback and in an effort to demonstrate full responsiveness, the Compensation Committee firmly committed to not make future one-time awards to NEOs in the absence of extraordinary circumstances. We appreciated the time and effort that investors took to share their views and we look forward to an ongoing dialogue. A summary of the discussion topics, feedback collected, and the Company’s response are detailed in the table below.

Topics	What We Heard	RLJ’s Actions
Executive Compensation	• Provide rationale for the 2021 one-time retention awards • Provide background on changes to the 2021 PSU program
✓
 Communicated rationale for the

one-time retention awards in 2021 and noted that the Compensation Committee has made a firm commitment not to make one-time awards to NEOs in the future absent extraordinary circumstances
✓
 Discussed our Compensation

Committee’s rigorous approach to setting executive compensation
✓
 Provided enhanced disclosure about

the PSU program, including the alignment of the program to shareholders in part due to retaining an absolute TSR component
✓
 Engaged a new compensation

consultant, Willis Towers Watson, to conduct a fresh, comprehensive review of our pay program

ESG Reporting	• Enhance ESG reporting • Set long-term ESG targets aligned with business strategy • Detail approach to encourage employee retention
✓
 Released inaugural Corporate

Sustainability Report establishing long-term ESG targets
✓
 Enhanced ESG disclosures in

accordance with SASB and TCFD
✓
 Committed to a 35% carbon reduction

by 2030
✓
 Committed to continue to achieve

EnergyStar certifications for the portfolio
✓
 Outlined employee retention through

financial, educational and health/wellness initiatives

Board Governance
•
Feedback on governance provisions, including adopting proxy access and eliminating supermajority voting requirements

•
Maintain Board diversity

•
Provide greater detail on Board skills and the approach to Board refreshment

✓
 Board to review governance

recommendations on proxy access and supermajority voting
✓
 Detailed our recent history of Board

refreshment, including the appointment of Robin Zeigler to our Board in 2022
✓
 Emphasized RLJ’s approach to

proactive Board refreshment, including the active consideration of diversity and new skills

32 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

Topics	What We Heard	RLJ’s Actions
Business Strategy and Performance	• Investors appreciated engaging on our business strategy and post pandemic execution and expressed positive feedback
Provided an update on the Company’s operational performance, execution of key growth initiatives and financial condition which included:
✓
 Posting strong operating results through

2022
✓
 Acquiring four high-quality assets in

high-growth markets that are projected to be accretive
✓
 Conversion and repositioning of three

hotels as well as value creation initiatives that are estimated to unlock $23M to $28M of incremental stabilized Hotel EBITDA
✓
 Identification of incremental conversion

and ROI opportunities to unlock embedded value
✓
 Continuing to maintain a strong balance

sheet with solid liquidity, low leverage and a well-staggered debt maturity profile

Environmental, Social and Governance Matters
As we have navigated the pandemic over the past three years, we have remained steadfast in our commitment to ESG and are delivering on our obligation to broaden our sustainability objectives, enhance our disclosures and set measurable goals to achieve in the future. We have issued our inaugural 2022 Corporate Sustainability Report, which is available on our website by following the link at https://www.rljlodgingtrust.com/corporate-responsibility-strategy/, where we highlight a variety of initiatives, including those related to diversity and inclusion, corporate governance, stakeholder engagement, environmental sustainability and other social responsibility matters, as outlined below.
Diversity and Inclusion. We have continued our longstanding commitment to the importance of diversity and inclusion in the workplace, which has been embedded in the Company since its founding. RLJ leads the industry as one of its most diverse organizations, with 33% of our Board composed of women and 56% that are ethnically diverse. We recognize that there is still work to be done, especially as it relates to advancing young people of color in the real estate and hospitality industries, and are committed to doing our part. In support of this, we have executed on the following initiatives:
•
CEO Action for Diversity and Inclusion: This initiative, which our CEO has signed, pledges support to developing more inclusive and diverse workplaces. This commitment extends to our local communities, where we support youth initiatives to drive education and opportunities that strive to make lasting social impact.

•
NAREIT DDEI Giving Campaign: We are an advocate for advancing Diversity, Equity and Inclusion (“DEI”) within the real estate investment trust (“REIT”) industry and in 2022 became a founding donor of NAREIT’s DDEI Giving Campaign. The Campaign supports programs that focus on educating and creating opportunities including internships, high school career readiness programs, supplier diversity initiatives and corporate real estate training.

•
Management Leadership for Tomorrow’s (“MLT”) Black Equity at Work Certification: This program establishes a clear and comprehensive black equity program for employers. Overall, while we continue to lead the industry and our peers with respect to DEI within our organization, we are committed to making further progress. In particular, we are committed to increasing the number of Black and other minority vendors that we utilize in our system.

Corporate Governance. From a corporate governance perspective, we took actions to enhance Board oversight of ESG matters to strengthen the interests of our shareholders. In particular we:
•
Formed an Internal ESG Committee. Our internal ESG Committee meets quarterly and reports out to the Nominating and Corporate Governance Committee through the Company’s CEO on a quarterly basis.

2023 PROXY STATEMENT | 33

CORPORATE GOVERNANCE AND BOARD MATTERS

•
Aligned Sustainability Objectives. We set a series of sustainability objectives, aligned with the UN Sustainable Development Goals, as part of our corporate sustainability strategy.

•
Enhanced ESG Disclosures. We enhanced our ESG disclosures to ensure accountability and transparency by adding disclosures in accordance with SASB and TCFD and updated our disclosures in alignment with Global Reporting Initiative (“GRI”) standards.

•
Updated Policies. We have updated and formalized our Environmental, Labor and Human Rights Policies, and Vendor Code of Conduct.

Environmental Sustainability. We firmly believe that the sustainability of our business and the Company’s overall profitability is intricately linked to sound environmental stewardship. In the normal course of our business, we prioritize strategies that balance the need to reduce our environmental impact with enhancing operational efficiencies, such as investing in areas that allow us to effectively monitor and reduce our water and energy usage. Our progress is illustrated by our:
•
Commitment to Reducing Our Carbon Footprint. We have committed to setting specific and quantifiable targets including reducing our carbon emissions by 35% by 2030.

•
Energy Efficiency Projects. Since 2017, we have invested in over 130 energy efficiency projects. In partnership with our management companies, we have reduced the energy intensity of our portfolio by 19% and our greenhouse gas intensity by 30% on a same store basis.

These reductions are a combination of the energy grid using more renewables, efficiencies among our operators and our investments in energy efficiency projects. In addition to reducing our environmental impact, these initiatives have reduced our energy-related expenses.
•
Energy Star Certification. Our Santa Monica hotel, which underwent a comprehensive renovation, achieved Energy Star™ certification, an EPA sponsored program that provides ratings on energy efficiency for real estate. Over the next several years, we will target Energy Star™ certification across additional properties in our portfolio.

•
Additional Disclosures and Sustainability Transparency. As noted above, our environmental policies are formalized in our ESG disclosures and we intend to continue to enhance our program to identify and mitigate climate and other environmental risks.

Overall, upholding our corporate responsibility is integral to our broader business strategy and commitment to driving long-term shareholder value. With the inaugural Corporate Sustainability Report, we’ve enhanced our ESG disclosures and transparency. We are taking measurable steps to address the impact of climate change on our portfolio and committing to setting specific and quantifiable targets. Additionally, we will continue to progress towards achieving improved energy and water efficiency across more of our properties and work closely with our operators and vendors to uphold the principles of diversity and inclusiveness upon which the Company was founded.

Environmental Sustainability
Environmental Strategy. RLJ is committed to reducing the prospect of long-term environmental damage and seeks opportunities to do so. We recognize the strategic and financial importance of increasing environmental efficiencies within our hotels and evaluate opportunities to invest in programs that will reduce energy, water consumption and waste while increasing profitability.
Our approach has been to measure and monitor emissions, energy usage, water and waste across our portfolio while actively pursuing reductions at the property level. Recent and ongoing measures to increase efficiency include installing:
•
Energy-efficient lighting

•
Low-flow water fixtures

•
Ventilation, air-conditioning and refrigeration systems

•
Building and guest room specific energy management systems

•
Heating upgrades

Climate Change. The Company is committed to monitoring and addressing risks related to climate change, including natural and man-made risks. To mitigate the risks of extreme weather events, the Company has implemented a comprehensive extreme weather planning and response process. Climate-related due diligence has been incorporated into our acquisitions process and our renovations have a sustainability focus, where we ensure that green energy, carbon neutrality and changing consumer behaviors are taken into consideration. TCFD establishes our approach to climate-risk identification and mitigation efforts as they relate to the four recommended categories of TCFD: governance, strategy, risk management and metrics and targets.
34 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

Energy and Water Efficiency Investments. Our capital expenditure priorities are focused heavily on projects that strengthen our market position and enhance profitability through bringing about energy and water usage reductions and savings.
Social Responsibility

Our key human capital management objective is to attract, recruit, hire, develop and promote individuals who are diverse and talented. Our human resources programs are designed to further develop this talent and prepare our associates for critical roles and leadership in the future. As part of this, we encourage our associates to recognize that they have roles and responsibilities of leadership both in the industry and outside of the business within their networks and communities.
Diversity and Inclusion. We have a long-standing commitment to diversity and inclusion at the Company. Our Board of Trustees is diverse: 33% of the members are women, and 56% are minorities, including our Executive Chairman and President and Chief Executive Officer. Additionally, at year-end 2022, 58% of our employees were racially diverse, and 51% of our employees were women. We are proud that our organization is governed and propelled by such a diverse group of individuals, which we believe contributes to our Company’s success now and will continue to do so in the long-term.

The Company has committed to various initiatives to ensure that our Company remains inclusive and supportive for all, including:
•
Conducting regular training on “Creating a Respectful Workplace,” which focuses on unconscious bias, discrimination and harassment

•
Increasing the ethnic and gender diversity of the Company’s first and second tier leadership and requiring a diverse slate of candidates for all job vacancies, including senior leadership positions

•
Actively recruiting diverse candidates for our internship, analyst and other junior level positions, with special outreach to Historically Black Colleges and Universities, Hispanic-Serving Institutions and other colleges and universities focused on minority populations. We see this as a way to introduce women students and students of color to the real estate industry, where women and minorities have traditionally been under-represented

•
Committing to the MLT Black Equity at Work program, which establishes clear and comprehensive Black equity standards, not only with respect to the Board of Trustees and the Company’s employees, but also for investment in Black-owned financial institutions and contracting with African American vendors

Employee Health and Well-Being. The health and well-being of our associates are fundamental to our success as a business. We provide industry-leading benefits to our employees for both general health and retention purposes, including:
•
100% paid medical insurance

•
100% paid dental insurance

•
100% paid short-term and long-term disability plans

•
100% life insurance plan

•
401(k) Retirement Savings Plan with automatic enrollment upon hiring for all associates and Company match after six months

•
Health club subsidy

2023 PROXY STATEMENT | 35

CORPORATE GOVERNANCE AND BOARD MATTERS

•
Annual education stipend for all employees

Community Engagement and Philanthropy. RLJ takes seriously its responsibility to strengthen the communities in which we operate. With our corporate headquarters in Bethesda, Maryland, in the Washington DC area, many of the programs we have engaged with over the years are especially focused on serving under-served children, young people and others in need in the District of Columbia and Maryland, including the following:
•
Boys and Girls Clubs of Greater Washington, DC

•
Generation Hope (assisting teen parents with obtaining college degrees)

•
Global Scholars Foundation (supporting college readiness, financial literacy, cultural education and travel experience for Washington, DC high school students

•
Habitat for Humanity of Maryland (assisting with home ownership for low-income residents)

•
San Miguel School of Washington (an independent, tuition-free Catholic middle school targeting primarily Latino boys in grades 6-8 from the District of Columbia and surrounding communities that supports its graduates through high school)

In addition to the Washington, DC area, we seek to help communities where our hotels are located. The Company also offers and encourages volunteer opportunities to associates throughout the year. Over the past several years, associates have donated hundreds of hours of service to organizations such as Habitat for Humanity, Samaritan’s Purse—Operation Christmas Child Shoebox (preparation of Christmas gifts for children internationally) and Don Bosco Cristo Rey High School.
Governance

We are committed to strong corporate governance and to building upon on our current robust practices. Over the past year, we have made significant enhancements to our corporate governance processes, including the following:
•
The Board of Trustees formalized the Nominating and Corporate Governance Committee’s oversight of ESG matters and established an internal ESG Committee reporting up the CEO and by extension to the Nominating and Corporate Governance Committee through the CEO
•
Expanded the Audit Committee’s role in overseeing corporate risk, especially as it relates to cybersecurity

•
Regular management reporting to the Nominating and Corporate Governance Committee on human capital issues, including as they relate to recruitment, retention and succession planning

RLJ maintains an updated website devoted to the Company’s ongoing ESG initiatives, which can be accessed at: www.rljlodgingtrust.com.

36 | investor.rljlodgingtrust.com

CORPORATE GOVERNANCE AND BOARD MATTERS

Trustee Compensation
The members of our Board who are also our employees do not receive additional compensation for their services on the Board. With respect to the independent trustees, the Compensation Committee reviews competitive compensation data annually and makes salary adjustments as required. Compensation adjustments for the trustees were last made in fiscal year 2018. During the fiscal year ended December 31, 2022, annual compensation for non-employee trustees was based on the following schedule:
Board of Trustees Role	Annual Retainer ($)	Annual Share Award ($)
Board Trustee	75,000	110,000
Lead Independent Trustee	30,000
Committee Chairs
• Audit Committee	20,000
• Compensation Committee	20,000
• Nominating and Corporate Governance Committee	15,000
Committee Membership
• Audit Committee	10,000
• Compensation Committee	10,000
• Nominating and Corporate Governance	7,500
Each non-employee trustee receives the annual base retainer for his or her services in cash (or, as discussed below, in common shares) in quarterly installments paid in arrears in conjunction with quarterly Board meetings. In addition to the annual retainers, each non-employee trustee will receive an annual equity award of restricted shares with an aggregate value of $110,000, which will vest ratably on the first four quarterly anniversaries of the date of grant, subject to the trustee’s continued service on our Board. We also reimburse each of our trustees for his or her travel expenses incurred in connection with his or her attendance at full Board and committee meetings.
Our non-employee trustees may elect to receive all or a portion of any annual cash retainer (including cash retainers for service as a chairperson of any committee or for service as lead trustee) in the form of common shares.
In addition, each of our non-employee trustees is entitled to receive an annual allowance of $3,000 for use at the Company’s hotels in each calendar year. If a non-employee trustee does not use the allowance in that calendar year, the allowance is forfeited. In 2022, five Company trustees utilized the trustee hotel allowance.
The following table provides information on the compensation of our non-employee trustees for the fiscal year ended December 31, 2022.
Mr. Johnson and Ms. Hale received no separate compensation for their service as trustees of the Company. For information related to the compensation of Mr. Johnson and Ms. Hale, please refer to “Compensation of Executive Officers—Summary Compensation Table.”

2023 PROXY STATEMENT | 37

CORPORATE GOVERNANCE AND BOARD MATTERS

Trustee Compensation Table
The following table sets forth the compensation paid to each individual who served as a non-employee member of our Board in 2022.
Non-Employee Trustee	Fees Earned or Paid in Cash ($)	Share Awards(1) ($)	All Other Compensation ($)	Total ($)
Evan Bayh	100,000	109,988(2)	2,806(4)	212,794
Arthur R. Collins	92,500	109,988(2)	440(3)	202,928
Nathaniel A. Davis	132,500	109,988(2)	1,243(4)	243,731
Patricia L. Gibson	92,500	109,988(2)	1,810(4)	204,298
Robert M. La Forgia	102,500	109,988(2)	1,199(4)	213,687
Robert McCarthy	92,500	109,988(2)	440(3)	202,928
Glenda G. McNeal(5)	30,495	—	1,111(5)	31,606
Robin Zeigler(6)	80,167	109,988(2)	644(7)	190,799

(1)
With respect to each award, the grant date fair value is equal to the market value of the Company’s common shares on the date of the award multiplied by the number of shares awarded.

(2)
Represents the aggregate 2022 grant date fair value of 7,472 restricted common shares issued to each of our non-employee trustees for service on the Board. The restricted common shares vest ratably on the first four quarterly anniversaries of the date of grant. As of December 31, 2022, each non-employee director (other than Ms. McNeal) held 3,736 unvested restricted common shares.

(3)
Represents $440.12 in dividends paid on unvested restricted common shares granted to our non-employee trustees.

(4)
Includes for Mr. Bayh, Mr. Davis, Ms. Gibson and Mr. La Forgia (i) the dividends paid on unvested restricted shares of $440.12 and, for stays in Company hotels pursuant to their use of the $3,000 annual hotel allowance, the additional amounts of (ii) $2,365.94 (Bayh), $802.78 (Davis), $1,370.31 (Gibson) and $759.36 (La Forgia).

(5)
Ms. McNeal did not to stand for re-election and retired from the Board as of immediately prior to the 2022 Annual Meeting. This reflects compensation paid prior to her retirement. The column entitled “All Other Compensation” reflects dividends paid of $85.02, and $1,026.03 for her stay in Company hotels pursuant to her use of the $3,000 annual trustee hotel allowance prior to her retirement.

(6)
Ms. Zeigler joined the Board in February 2022, and the above schedule reflects compensation paid for the partial year.

(7)
For Ms. Zeigler, this includes $186.80 in dividends on unvested restricted shares and $456.77 for stays in Company hotels pursuant to the use of the $3,000 annual hotel allowance.

Share Ownership Guidelines for Trustees
We believe that equity ownership by our trustees and officers ensures alignment of their interests with our shareholders’ interests. To that end, we have adopted formal share ownership guidelines applicable to all of our trustees and officers. On an annual basis, we report ownership status to our Compensation Committee and failure to satisfy the ownership levels, or show sustained progress toward meeting them, may result in payment to both trustees and officers of future compensation in the form of equity rather than cash.
With respect to our trustees, our share ownership guidelines require share ownership by our trustees of three times the annual cash retainer.
Share Ownership Requirements
Non-Employee Trustee	3x annual cash retainer
Trustees must comply with the ownership requirement within five years of becoming a member of the Board and are required to hold shares at this level while serving as a trustee.
As of December 31, 2022, each of the trustees’ individual holdings of Company shares exceeded the applicable multiple set forth in the share ownership guidelines, with the exception of Ms. Zeigler, who joined the Board in 2022.
For additional information on trustee share ownership, see the table of “Principal Shareholders” on page 79.

38 | investor.rljlodgingtrust.com

AUDIT MATTERS

Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board, which is composed entirely of independent trustees, has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. After careful consideration of the matter and in recognition of the importance of this matter to our shareholders, the Board has determined that it is in the best interests of the Company and our shareholders and unanimously recommends a vote for the ratification by our shareholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. For purposes of approving Proposal 2, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our shareholders’ best interests. In the event that the appointment of PricewaterhouseCoopers LLP is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm but will not be required to appoint a different firm.

Our Board of Trustees unanimously recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2023.

Auditor Fees
Our consolidated financial statements for the year ended December 31, 2022, have been audited by PricewaterhouseCoopers LLP, which served as our independent registered public accounting firm for that year. The following summarizes the fees billed by PricewaterhouseCoopers LLP for services performed for the years ended December 31, 2022, and 2021:
	Year Ended December 31,
PwC Fees	2022 ($)	2021 ($)
Audit fees(1)	1,502,445	1,710,646
Audit-related fees	—	—
Tax fees(2)	381,730	353,383
All other fees	—	—
Total	1,884,175	2,064,029

(1)
Audit fees for 2022 and 2021 include fees for services rendered for the audit of our consolidated financial statements and the report on the effectiveness of internal control over financial reporting as required by the Sarbanes-Oxley Act, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q and other services related to SEC matters.

(2)
Tax fees for 2022 and 2021 include fees for preparation of tax returns, general tax consulting and compliance with U.S. federal income tax laws applicable to REITs.

2023 PROXY STATEMENT | 39

AUDIT MATTERS

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any permitted non-audit services to the Company. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate in any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. If the Audit Committee reviews and ratifies any engagement that was pre-approved by the chairperson of the Audit Committee, then the fees payable in connection with the engagement will not count against the $100,000 aggregate annual fee limit.
All services performed by the independent registered public accounting firm in 2022 were approved by the Audit Committee pursuant to its pre-approval policy.

40 | investor.rljlodgingtrust.com

AUDIT MATTERS

Report of the Audit Committee

The Audit Committee is currently composed of Messrs. La Forgia and McCarthy, and Mses. Gibson, and Zeigler, with Mr. La Forgia serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board of Trustees.
One of the principal purposes of the Audit Committee is to assist the Board of Trustees in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2022 with our management.
The Audit Committee also is responsible for assisting the Board of Trustees in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the Public Company Accounting Oversight Board Standard No. 16, Communications with Audit Committees and the Securities and Exchange Commission (“SEC”).
The Audit Committee has received both the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with PricewaterhouseCoopers LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP from management and the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the Company’s audited financial statements for 2022 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully submitted, The Audit Committee of the Board of Trustees Robert M. La Forgia, Chairman Patricia L. Gibson Robert McCarthy Robin Zeigler

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

2023 PROXY STATEMENT | 41

EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers. Ages are as of March 31, 2023. Executive officers are elected annually by our Board and serve at the Board’s discretion.

ROBERT L. JOHNSON
Founder and Executive Chairman of the Board since the formation of the Company in 2011 Age 76
See Mr. Johnson’s biography on page 11 of this proxy statement.

LESLIE D. HALE
President, Chief Executive Officer Trustee since August 2018 Age 50
See Ms. Hale’s biography on page 12 of this Proxy Statement.

SEAN M. MAHONEY
Executive Vice President and Chief Financial Officer since August 2018 Age 52

CAREER HIGHLIGHTS
DiamondRock Hospitality Company (NYSE: DRH), a self-advised real estate investment trust that owns a portfolio of premium hotels and resorts
•
Executive Vice President, Chief Financial Officer and Treasurer (2008 to 2018)

•
Senior Vice President, Chief Accounting Officer and Corporate Controller (2004 to 2008)

Ernst & Young LLP, a multinational professional services partnership that provides audit, tax and advisory services
•
Senior Manager

KPMG, LLP, a multinational professional services partnership that provides audit, tax and advisory services
•
Audit Director, Dublin, Ireland practice (2002 to 2003)

Arthur Andersen LLP, an accounting firm that provided auditing, tax advising, consulting and other professional services
•
Auditor (1993 to 2001)

EDUCATION
•
Former Certified Public Accountant

•
B.S., Accounting, Syracuse University (1993)

THOMAS BARDENETT
Executive Vice President and Chief Operating Officer since September 2022 Age 59

CAREER HIGHLIGHTS
Extended Stay America (NYSE: STAY), a hospitality company that provides long-term accommodations
•
Chief Operating Officer (2015 to 2017)

Crossroads Hospitality, a division of Interstate Hotels and Resorts, a privately owned and operated hospitality management company
•
President (2012 to 2015)

•
Executive Vice President (2004 to 2011)

•
Senior Vice President, Sales and Marketing (1998 to 2004)

EDUCATION
•
B.S., Communications, State University of New York at Oswego (1986)

42 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Proposal 3—Non-Binding Vote to Approve Named Executive Officer Compensation
We are providing our shareholders an annual opportunity to indicate whether they support our compensation program for our named executive officers as described in this Proxy Statement by voting for or against the resolution set forth below. This vote, which is required by Section 14A of the Exchange Act and is commonly referred to as “Say-On-Pay,” is not intended to address any specific item of compensation, but instead relates to the Compensation Discussion and Analysis, the tabular disclosures regarding named executive officer compensation and the narrative disclosure accompanying the tabular presentation. We believe that it is appropriate to seek the views of shareholders on the design and effectiveness of our executive compensation program. Although the vote on this resolution is advisory in nature and, therefore, will not bind us to take any particular action, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers. Our current policy is to provide our shareholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of shareholders. It is expected that the next advisory (non-binding) vote to approve executive compensation will be held at the 2024 annual meeting of shareholders.
We believe our executive compensation policies and procedures are centered on pay-for-performance principles and are closely aligned with the long-term interests of our shareholders. As described under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to attract and retain outstanding executives, to reward them for superior performance and to ensure that compensation provided to them remains competitive. We seek to align the interests of our executives and shareholders by tying a substantial portion of our executives’ total compensation to performance measures that align long-term shareholder value and leadership actions that are expected to position our Company for long-term success.
For the reasons discussed above, we believe our compensation program for our named executive officers is instrumental in helping us achieve our operational and financial goals. Accordingly, we believe that our compensation program should be endorsed by our shareholders, and we are asking our shareholders to vote FOR the following resolution:
“RESOLVED, that the shareholders hereby approve the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative executive compensation disclosure contained in this Proxy Statement.”

Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the matter is required to endorse (on a non-binding advisory basis) the compensation of the Company’s named executive officers. For purposes of the vote on this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote.

Our Board of Trustees unanimously recommends a vote FOR the resolution approving on a non-binding advisory basis the compensation of the Company’s named executive officers.
2023 PROXY STATEMENT | 43

EXECUTIVE COMPENSATION

Executive Compensation Table of Contents
44	COMPENSATION DISCUSSION AND ANALYSIS
44	I. 2022 Named Executive Officers
45	II. Executive Compensation Program Highlights
45	III. 2022 Business Highlights and Accomplishments
46	IV. Say-on-Pay Vote and Shareholder Engagement
46	V. Philosophy and Objectives of Our Compensation Program
48	VI. 2022 Compensation Snapshot—Approved Values
50	VII. Components of Executive Officer Compensation
57	VIII. Status of Outstanding Multi-Year Performance Equity Awards
57	IX. Compensation Review Process
59	X. Compensation Governance Practices and Policies
60	XI. Company Policies and Other Matters
61	COMPENSATION COMMITTEE REPORT

61	COMPENSATION TABLES AND RELATED INFORMATION
62	Summary Compensation Table
64	Supplemental Summary Compensation Table
65	Grants of Plan-Based Awards
66	Outstanding Equity Awards at Fiscal Year-End December 31, 2022
67	Vested Share Awards in 2022
67	Employment Agreements with Our Named Executive Officers
68	Potential Payments Upon Termination or Change in Control
75	Equity Compensation Plan Information
75	CEO Pay Ratio Disclosure
76	Pay Versus Performance Disclosure

Compensation Discussion and Analysis
I.
2022 Named Executive Officers

The Compensation Committee establishes the underlying policies and principles of our compensation program. This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for our named executive officers (the “NEOs”) and explains in detail the process followed to reach its 2022 compensation decisions.

Our NEOs for 2022 are as follows:
Robert L. Johnson	• Executive Chairman
Leslie D. Hale	• President and Chief Executive Officer
Sean M. Mahoney	• Executive Vice President and Chief Financial Officer
Thomas Bardenett	• Executive Vice President and Chief Operating Officer
44 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

II.
Executive Compensation Program Highlights

We believe that a primary goal of executive compensation is to align the interests of our NEOs with those of our shareholders in a way that encourages prudent decision making and allows us to attract and retain the best executive talent.
The Compensation Committee adopted a compensation program designed to link financial and strategic results to executive awards, reward favorable shareholder returns and enhance our competitive position within our segment of the hospitality industry. The Compensation Committee is committed to protecting the interests of shareholders by using fair and objective evaluation processes for our executives and prioritizing the creation of short-term and long-term shareholder value. In general, the majority of executive compensation is tied directly to the achievement of pre-established individual and corporate goals. We believe these corporate goals help ensure that the financial interests of our senior executives are aligned with those of our shareholders.

PAY-FOR-PERFORMANCE ALIGNMENT	We maintain strong pay-for-performance alignment: 89% of our Chief Executive Officer’s 2022 approved compensation was variable and subject to our performance.
FORMULAIC ANNUAL CASH BONUSES WITH PRE-DETERMINED GOALS	100% of our Executive Chairman’s, 85% of the Chief Executive Officer’s, and 80% of our Chief Financial Officer’s and Chief Operating Officer’s annual cash bonuses are formulaic and are based on the achievement of rigorous, pre-established corporate performance goals (with 15% based on individual performance for our Chief Executive Officer and 20% based on individual performance for our Chief Financial Officer and Chief Operating Officer). Our cash bonus program employs challenging hurdles and may result in significant fluctuations in payouts aligned with our financial and operating success each year.
EQUITY AWARDS ALIGNED WITH OUR SHAREHOLDERS	The amount of the annual equity award is determined, in part, based on a review of the execution of our strategic business plan and our TSR performance. Approximately 50% of the value of our NEOs’ equity awards is granted in performance-based share units that vest at the end of three years subject to achieving rigorous TSR hurdles, including relative TSR at the 75th percentile of hotel REIT peers and absolute TSR of 21% to earn the maximum payout.

III.
2022 Business Highlights and Accomplishments

Lodging fundamentals strengthened throughout 2022. All lodging demand segments continued to recover throughout the year, which illustrated the resilience of our industry and the ongoing demand for travel. Early in the year, the travel recovery was primarily led by leisure demand, as continuing work-from-home flexibility allowed for more leisure travel. As more workers returned to offices on a hybrid schedule, the lodging demand recovery broadened to incorporate improving business travel, more group events with attendance building, and leisure demand remaining at elevated levels. Inbound international travel to urban markets also resumed during the year, although from a very low base. These positive dynamics allowed our urban-centric portfolio to capture the accelerating recovery while partially mitigating the impact to margins from record inflation and a tight labor market. Relative to the overall improving backdrop in 2022, we made significant progress with respect to our objectives, including:
•
Further enhancing our portfolio quality: We continued to advance on our strategic objectives of entering new long-term growth markets and acquiring high-quality assets that increase our exposure to the “lifestyle” segment and locations, which typically benefit from seven-days-a-week demand patterns and are positioned to benefit from the growth of “Bleisure”. We acquired one asset in 2022 for $59.0 million in Nashville, building upon our acquisitions since 2021 in the urban growth markets of Atlanta, Boston and Denver. We also further enhanced our overall portfolio quality by selling two non-core assets.
•
Unlocking internal growth catalysts: We successfully launched our hotel conversions of The Mills House Hotel, a Curio Collection Hotel by Hilton in Charleston, South Carolina, Zachari Dunes on Mandalay Beach, a Curio Collection Hotel by Hilton in Oxnard, California and The Pierside Hotel, an independent lifestyle property located in Santa Monica, California. All three conversions are anticipated to outperform the Company’s original underwriting and demonstrate

2023 PROXY STATEMENT | 45

EXECUTIVE COMPENSATION

the ability of the Company to unlock significant embedded value in the portfolio. Additionally, we also completed other revenue enhancing projects such as parking initiatives, space reconfigurations and energy projects while restructuring a number of our third-party operating agreements, which will enhance margins.
•
Enhancing shareholder returns while strengthening our balance sheet: Over the course of 2022, we took advantage of the broader market uncertainty to repurchase our shares at a meaningful discount to our underlying value in a disciplined manner. During the year, we repurchased 4.9 million common shares for $57.6 million at an average price per share of $11.75. We further enhanced our capital return by increasing our quarterly dividend to $0.05 per share from $0.01 per share previously during 2022. While enhancing shareholder returns, the Company also addressed all of its 2023 debt maturities and ended the year with a strong balance sheet with approximately $1.1 billion of liquidity, which allows the Company to continue to pursue its growth plan.

IV.
Say-on-Pay Vote and Shareholder Engagement

We maintain an active dialogue with our shareholders throughout the year to obtain diverse perspectives on our Company’s operations and ensure that shareholder perspectives are thoughtfully considered on a variety of issues, including governance, ESG, strategy, business performance, risk and culture. With respect to our executive compensation program, we provide our shareholders the opportunity to vote annually on this program in an advisory capacity. In 2022, our Say-on-Pay vote received 26.2% approval, significantly less support than in previous years (our average historical Say-on-Pay vote over the preceding five years was 95.6%).
To be responsive to our shareholders and better understand shareholder sentiment, we focused on engaging with our investors to discuss our compensation program and to obtain their feedback on our ESG progress. Over the past year, our Compensation Committee chairperson and Lead Independent Trustee reached out to the holders of 61% of our outstanding shares and ultimately spoke to investors holding nearly half of our outstanding shares. With respect to our executive compensation program, the common concern expressed among shareholders was related to the 2021 special retention awards made to our NEOs.
Following these discussions and to address this feedback, the Compensation Committee has made a firm commitment not to make one-time awards to NEOs in the future absent extraordinary circumstances. We appreciated the perspectives presented in these conversations and have taken action in response. For further detail on our outreach effort, including a summary of feedback themes and our responses, please refer to pages 31-33.
In 2022, we proactively discussed with shareholders the consistent, long-term approach of our executive compensation program, including:
•
A track record of setting rigorous, objective targets across our incentive program, focusing on metrics that generate long-term shareholder value

•
Our commitment to a compensation program that is consistent, transparent and responsive to the issues that matter most to our stakeholders

•
Our policy of tying executive compensation to rigorous TSR hurdles on both a relative and absolute basis

•
The importance of linking pay and performance across the metrics that reinforce long-term strategic execution

•
Our commitment to continued pay transparency through enhanced disclosures and readability in our CD&A

V.   Philosophy and Objectives of Our Compensation Program
We have designed our executive compensation program to achieve the following objectives:
46 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

1.
TRANSPARENT AND COMPETITIVE COMPENSATION PROGRAM

In alignment with our compensation objectives, we have developed a transparent and straightforward performance-based compensation program, which currently consists of four elements:
• Base salary	Base salary is set based on assigned responsibilities and is reviewed annually against market data
• Annual cash bonus opportunity	In general, executive officers are eligible to receive annual cash bonuses based upon the achievement of rigorous, pre-established goals and objectives
• Annual performance equity grants	The Compensation Committee awards annual performance equity grants to ensure alignment with shareholders and as a retention tool, which grants will be determined based on an assessment of our overall corporate performance on both an absolute and relative basis to our peers
• Multi-year performance equity grants	The Compensation Committee awards multi-year performance equity grants to ensure alignment with shareholder interests over a multi-year period and as a retention tool, which will only be earned by the recipients if we achieve certain defined relative and/or absolute TSR targets over a prospective performance period
We review the competitive compensation practices for executives of other public hospitality REITs and other public REITs of similar size to us to ensure our compensation program is competitive with the market. In establishing compensation for our executive management team, our Compensation Committee uses its judgment in aligning compensation with its assessment of performance on both an absolute and relative basis as compared to the competitive peer group. Accordingly, in years of superior performance compared to the competitive peer group, our executives may receive total compensation toward the higher end of the market range and in years of lagging performance compared to the competitive peer group, our executives may receive total compensation toward the lower end of the market range.

2.
PROPER INCENTIVES TO ACHIEVE PERFORMANCE OBJECTIVES AND MAXIMIZE LONG-TERM SHAREHOLDER VALUE

Our compensation program is designed to tie a substantial portion of executive total compensation to performance measures that align long-term shareholder value and leadership actions that are expected to position us for long-term success. Accordingly, the vast majority of executive total compensation is delivered through our annual cash bonus program, our annual equity award program, and our multi-year performance equity program, with 89% of the CEO’s, 76% of the CFO’s, and 75% of the COO’s total compensation at risk.

2022 Target Compensation
We believe our annual cash bonus program encourages our executives to take prudent steps to achieve, and if possible, exceed, our annual business plan, which we believe will increase shareholder value over the long-term.
We have not guaranteed our executives any minimum cash bonus payments. As a result, in the event of poor individual and/or corporate performance in any year, the executives could receive no cash bonus for that year.
The largest individual component of executive officer total compensation is equity compensation. We believe approximately 50-70% of the executive’s total annual

2023 PROXY STATEMENT | 47

EXECUTIVE COMPENSATION

compensation should be in the form of restricted shares or other long-term equity awards for the following reasons:
•
We believe equity awards help (i) ensure that a significant portion of each of our executives’ net worth is tied to the value of our common shares and (ii) align the interests of our executives with those of our shareholders

•
We also believe if we have superior long-term operating performance, our executives, through their equity compensation, will eventually receive compensation from dividends and capital appreciation in our common shares that reflects this performance; conversely, if we do not perform as well as our competitors, our executives’ compensation will be below market over the long-term
•
We have designed our equity awards to be TSR vehicles, rewarding our executive officers for both share price appreciation and the payment of dividends

3.
APPROPRIATE BALANCE BETWEEN RISK AND REWARD

Our Compensation Committee designed the compensation program to encourage executives to manage the Company prudently for the long-term. The Compensation Committee, in consultation with the Company’s management, reviews the Company’s policies and procedures with respect to risk assessment and risk management on an annual basis and believes the structure of our compensation program does not encourage unnecessary or excessive risk taking, as illustrated by the following features of the program:
•
We evaluate performance based on the achievement of a variety of business objectives and goals we believe correlate to the long-term creation of shareholder value and are affected by management decisions

•
We provide a significant portion of each executive’s annual compensation in the form of share-based compensation that allows our executives to build sizable holdings of equity and align an appropriate portion of their personal wealth with our long-term performance
•
We structure our annual cash bonus program to provide for payouts only once a threshold level of performance has been achieved

•
We consider non-financial and other qualitative performance factors in determining actual compensation payouts; in 2022, the Compensation Committee considered such performance factors in determining cash bonus payouts as further outlined under “Annual Cash Bonus”

4.
ATTRACT AND RETAIN TALENTED EXECUTIVES

We believe the quality of our executive management team has been and continues to be a critical element of the success of our business. We have successfully attracted talented executives with significant experience in the hospitality and real estate industries who are highly motivated to achieve value for our shareholders. To continue to draw highly skilled executives, we seek to maintain a competitive compensation program to attract key talent from these and related industries. Our compensation program is also designed to retain our executives and motivate them to sustain a high level of performance over the long-term. To ensure the compensation program’s competitiveness, the Compensation Committee reviews the program annually and benchmarks it against the compensation structures of the Company’s peers.

VI.
2022 Compensation Snapshot−Approved Values

The Compensation Committee, in consultation with its Compensation Consultant, also reviewed:
•
our operational performance including the achievements described under “2022 Performance Goals”

•
total return on both an absolute and relative basis

•
the results of a comprehensive analysis of market-based compensation data, industry trends and best practices

Based on this assessment, our Compensation Committee approved the following 2022 compensation for each of our NEOs. Amounts shown below vary from the summary compensation table; the summary compensation table illustrates equity awards in the year of grant and not for the performance year to which those grants relate.

48 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Name and Principal Position	Performance Year	Salary ($)	Annual Cash Bonus ($)	Annual Time- Based Equity Awards(1)(2) ($)	Target Value of the Multi-Year Performance Equity Awards(1)(3) ($)	Total Approved Value ($)
Robert L. Johnson Executive Chairman	2022	500,000	746,000	650,000	650,000	2,546,000
Leslie D. Hale President and Chief Executive Officer	2022	840,000	1,664,000	2,613,000	2,613,000	7,730,000
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2022	540,750	608,000	700,000	700,000	2,548,750
Thomas Bardenett Executive Vice President and Chief Operating Officer	2022	550,000	600,000	600,000	550,000	2,300,000

(1)
These amounts differ from the amounts set forth in the “2022 Summary Compensation Table” due to the reporting requirements under applicable SEC rules relating to the timing of the recognition of equity-based compensation.

(2)
Amounts reflect approved cash value of the awards, which may vary slightly from the grant date value used for accounting purposes.

(3)
Amounts reflect the approved value of the awards. This amount differs from the grant date fair value of these awards which is calculated in accordance with FASB ASC Topic 718 based upon the probable outcome of the performance conditions as of the grant date. Given the hurdles associated with these awards, the accounting values are greater than the approved values.

2023 PROXY STATEMENT | 49

EXECUTIVE COMPENSATION

VII.
Components of Executive Officer Compensation

The following summarizes the elements and amounts of our compensation program for our NEOs in 2022. As described under “Executive Compensation—Compensation Tables and Related Information—Employment Agreements with Our Named Executive Offers,” Mr. Johnson and Mr. Mahoney executed amended and restated employment agreements on November 1, 2021 and Mr. Bardenett executed an amended and restated employment agreement on February 1, 2022. In 2023, Ms. Hale entered into a new employment agreement, also described under “Executive Compensation—Compensation Tables and Related Information—Employment Agreements with Our Named Executive Officers.”
	Pay Element	Consideration	Key Design Features	Objective
Short Term	Base Salary	• Cash	• Reviewed periodically against market data • Aligned with market level of peers	• Reward the skill and expertise of our executives on a day-to-day basis
	Annual Bonus	• Cash
•
100% of the Executive Chairman’s, 85% of the CEO’s and 80% of the CFO’s and COO’s annual cash bonus tied to achievement of rigorous corporate and strategic objectives (with 15% tied to the CEO’s individual performance and 20% tied to the CFO’s and COO’s individual performance)

•
Key bonus program metrics

•
Achieve full year EBITDA budget

•
Acquire accretive assets in high-growth urban markets

•
Dispose of non-core assets

•
Refinance 2023 debt maturities

•
Successfully execute on value creation projects

• Reward the achievement of key annual initiatives • Focus on metrics and objectives that drive long-term value creation
Long Term	Multi-Year Performance Equity Award	• Performance share units convertible into common shares based on TSR performance
•
Tied to both absolute (25%) and relative TSR (75%)

•
Cumulative TSR Requirements:

•
Absolute TSR between 9% and 21%

•
Relative TSR between 25th and 75th percentiles

•
Transparent and more rigorous than programs of peer companies due to the inclusion and weighting of the Absolute TSR component

•
Awarded based on performance over rolling three-year periods

• Deepened alignment of executive incentives with RLJ’s shareholders • Emphasize multi-year share price performance
	Annual Performance Equity Grants	• Restricted shares	• Awarded annually • Determined based on review of the execution of our strategic business plan and our TSR performance • Vest in annual installments over a three-year period	• Aid the retention of talented executives
ANNUAL BASE SALARY
Base salary is designed to compensate our executive officers at a fixed level of compensation that serves as a retention tool throughout the executive’s career. In determining base salaries, the Compensation Committee considered each executive officer’s role and responsibility, unique skills, future potential with our Company, salary levels for similar positions in our core markets and internal pay equity.

50 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

The annual base salaries of our NEOs as of December 31, 2022:
Name	Base Salary ($)
Robert L. Johnson	500,000
Leslie D. Hale	840,000
Sean M. Mahoney	540,750
Thomas Bardenett	550,000
ANNUAL CASH BONUS
Our NEOs each have an opportunity to earn an annual incentive cash award designed to reward annual corporate performance, and, with respect to Ms. Hale, Mr. Mahoney and Mr. Bardenett, to also encourage and reward individual achievement during the year. The Compensation Committee establishes a target annual incentive cash award opportunity for each of our NEOs following a review of their individual responsibilities, experience, qualifications, individual performance and contributions, as well as an analysis of data from the Peer Group and Executive Chairman Peer Group discussed on page 58 and 59. The targeted annual incentive cash award opportunity and the performance goals set by the Compensation Committee (discussed below) are communicated to the NEOs at the beginning of each year. The Compensation Committee considers all relevant facts and circumstances when evaluating performance, including changing market conditions and broad corporate strategic initiatives, along with overall responsibilities and contributions and retains the ability to exercise its judgment and discretion to adjust an award up or down.
2022 BONUS OPPORTUNITY
For 2022, Mr. Johnson’s annual incentive cash awards were based solely on corporate performance. Ms. Hale’s annual incentive cash award was based 85% on corporate performance and 15% on individual performance. Mr. Mahoney’s and Mr. Bardenett’s annual incentive cash awards were based 80% on corporate performance and 20% on individual performance.
The Compensation Committee established threshold, target, maximum and outperform annual incentive cash award levels as a percentage of base salary for our NEOs as follows:

	2022 Annual Incentive Cash Awards
Name	Threshold	Target	Maximum	Outperform
Robert L. Johnson	75%	125%	175%	225%
Leslie D. Hale	125%	175%	225%	275%
Sean M. Mahoney	67%	100%	133%	165%
Thomas Bardenett	67%	100%	133%	165%
2022 PERFORMANCE GOALS
In 2022, the Compensation Committee continued its track record of setting objective, rigorous and quantifiable approach to establishing formal performance metrics for the annual cash bonus programs. During the first quarter of 2022, the Compensation Committee met to review and establish the metrics and performance ranges for the NEOs’ cash bonus programs. The Committee narrowed the number of performance metrics, which focused on the Company’s short-term and long-term strategic objectives. These corporate goals included financial objectives such as achievement of EBITDA targets and those related to corporate initiatives, including accretive acquisitions and dispositions of non-core properties. The Company also focused on improving its balance sheet through addressing debt maturities.
These goals support the Company’s positioning and advancement against its long-term strategic objectives and enhance its ability to capture recovery trends in the hospitality business cycle.
The Company’s results on its performance metrics were 116% of the target level. The metrics considered by the Compensation Committee during 2022 were the following:

2023 PROXY STATEMENT | 51

EXECUTIVE COMPENSATION

	2022 Key Priority	Performance Goal	Target Objective	Measurement	Threshold / Target / Max / Outperform ($MM)	Weighting	Final Performance
1	Operationally perform and achieve budget	Achieve full year EBITDA budget	100% of Hotel EBITDA budget	Actual Hotel EBITDA	$266 / $296 / $326 / $350	35%	Outperform ($368.6MM)
2	Acquire $35 - $75MM of assets that enhance our portfolio and position us for growth	Acquire accretive assets, improve portfolio quality	Acquire $75MM of assets	To qualify, acquisitions must meet the following criteria: – Have underwritten stabilized absolute RevPAR, margins, and EBITDA / Key higher than the company’s 2019 pro forma portfolio average (with exception of newly built hotels)	$35 / $75 / $125 / $150	20%	Between Target and Threshold ($59MM)
3	Sell $50 - $75MM of non-core assets	Sell non-core hotels to improve portfolio quality	Sell $75MM of non-core assets	To qualify for sale, non-core RevPAR should be 10% below portfolio average or non-core location	$50 / $75 / $100 / $125	15%	Threshold ($50MM)
4	Enhance balance sheet flexibility and liquidity	Address 2023 maturities	Refinance 200% of 2023 maturities	2023 debt maturities refinanced (including extendable maturities)	100% / 200% / 300% / 400%	10%	Between Target and Maximum (213%, equating to all 2023 maturities including maturities with optional 2024 extension)
5	Successfully execute on value creation projects	Launch three strategic conversions: – Embassy Suites Mandalay Beach – Wyndham Santa Monica – Wyndham Mills House	Convert and re-brand hotels for each of the three conversions	Converted and re-branded hotels for each of the three conversions	2 / 3 / NA / NA	20%	Target (3 conversions launched)
2022 Individual Performance Outcomes
In addition to the above rigorous corporate performance objectives, Ms. Hale’s annual incentive was based 15% on individual performance. Additionally, Mr. Mahoney’s and Mr. Bardenett’s annual incentive cash awards were based 20% on individual performance.
In determining the individual performance outcome for Ms. Hale, the Compensation Committee evaluated her key contributions related to the following:
(i) Refine and execute the Company’s business plan and strategic vision to seize on post-pandemic shifts in the lodging industry; (ii) expand the Company’s engagement with shareholders and enhance communications around our repositioned portfolio and its long-term growth; (iii) establish a management-level ESG Committee and oversee the Company’s ESG reporting efforts, including the Company’s inaugural Corporate Sustainability
Report; and (iv) lead the Company’s DEI efforts, including an expansion of the pipeline and presence of diverse talent in senior leadership, as well as among the Company’s suppliers and vendors.
In determining the individual performance outcome of Mr. Mahoney, the Compensation Committee took into account the following key contributions:
(i) Address the Company’s 2023 debt maturities; (ii) address the Company’s covenant waivers by exiting waiver period or amending credit agreements; (iii) ensure that the Company maintains adequate liquidity to fund 2022 acquisitions and capital program; (iv) strategically apply analytical framework to assess investment capacity and capital allocation decisions; (v) oversee onboarding, training and leadership development for new senior hires, including the Company’s new vice president of

52 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

finance; and (vi) play an active role in developing ESG disclosure frameworks.
In determining the individual performance outcome of Mr. Bardenett, the Compensation Committee took into account the following key contributions:
(i) Responsible for oversight of achieving operating budget for the Company’s assets and increasing flow-through to capture profit; (ii)  oversight of the strategy to drive an increase in market share for the Company’s assets; (iii) manage strategic renovations to ensure that revenue displacement and expenses remain at or below budget; (iv) finalize negotiations with the Company’s brand partners, advancing key initiatives; and (v) execute on brand system data collection to further ESG reporting efforts.
2022 BONUS AMOUNTS
The table below shows the 2021 annual cash bonus awards, the 2022 target awards under the annual cash bonus program, and the 2022 actual award payouts for the NEOs. In determining the actual 2022 incentive cash award for our NEOs, the Compensation Committee considered the factors as indicated in the preceding section. In addition, with respect to Ms. Hale and Mr. Mahoney and Mr. Bardenett, the Compensation Committee also took into consideration their 2022 individual performance, including their positioning of the Company to optimally benefit from the ongoing lodging recovery. It was determined each NEO would receive cash incentive award amounts as follows:

		Annual Incentive Cash Awards
Executive	Position	2021 Bonus	2022 Target Bonus	2022 Actual Bonus Award	% Of Target
Robert L. Johnson	Executive Chairman	$628,936	$625,000	$746,000	119.4%
Leslie D. Hale	President and CEO	1,507,368	1,470,000	1,664,000	113.2%
Sean M. Mahoney	EVP and CFO	560,000	540,750	608,000	112.4%
Thomas Bardenett	EVP and COO	550,000	550,000	600,000	109.1%
EQUITY AWARDS
We grant equity awards pursuant to our 2021 Equity Incentive Plan; however, prior to its adoption and approval by the shareholders on April 30, 2021, we granted equity awards pursuant to our 2015 Equity Incentive Plan. Equity incentive awards are designed to focus our executive officers and other employees on, and reward them for, achieving long-term goals and enhancing shareholder value.
ANNUAL EQUITY AWARDS
In determining annual equity awards, our Compensation Committee takes into account our overall financial performance. The awards made under the 2021 Equity Incentive Plan in 2022 were granted to recognize each individual’s efforts on our behalf in connection with our performance in 2021 and to provide a retention element to their compensation. More detail with respect to the equity awards granted in 2022 is provided in the table under “Compensation of Executive Officers—Grants of Plan-Based Awards.”
As part of our review of 2022 performance in February 2023, we made our annual performance equity grants. The annual performance equity grant represents a time-based restricted share award that is based on a subjective review of our performance, as well as the competitive pay of the Peer Group and the Executive Chairman Peer Group.
As it does every year in February, the Compensation Committee assesses the Company’s performance for the preceding year, including relative to its peer companies, and each NEO’s individual performance with respect to their management business objectives (“MBOs”). The equity awards issued last year for 2021 performance were below the midpoint levels for each individual due to the Company’s performance in 2021, including when compared to our peer companies. For 2022, given the Company’s (i) achievement of its performance objectives; (ii) relative performance when compared to our peers; and (iii) Ms. Hale’s, Mr. Mahoney’s and Mr. Bardenett’s achievement of their individual MBOs, the Committee determined it was prudent to compensate the executives in a range that reflects the improved Company performance and the attainment of their individual objectives.
The 2022 annual performance equity grants, awarded in 2023, and the 2021 annual performance equity grants, awarded in 2022, were as follows:

Name	Cash Value of 2022 Award ($)	Cash Value of 2021 Award ($)
Robert L. Johnson	650,000	650,000
Leslie D. Hale	2,613,000	2,375,000
Sean M. Mahoney	700,000	650,000
Thomas Bardenett	600,000	600,000
2023 PROXY STATEMENT | 53

EXECUTIVE COMPENSATION

These restricted share awards will vest on the first three annual anniversaries of the date of grant, subject to the executive’s continued employment. Because these awards for 2022 performance were made in 2023, pursuant to applicable SEC disclosure rules, such awards will be reflected in the Summary Compensation Table and the Grants of Plan-Based Awards Table in our proxy statement for the 2024 annual meeting of shareholders (which reflects 2023 compensation).

MULTI-YEAR PERFORMANCE EQUITY AWARDS
The Compensation Committee has established the Company’s Multi-Year Performance Equity Award program in alignment with its philosophy of rewarding Company executives for superior performance and ensuring consistency with competitive market terms. The program is a critical retention tool for the Company’s executives, with shares only awarded if the Company satisfies specific performance hurdles over a three-year period.
Specifically, the Multi-Year Performance Equity program has rigorous performance metrics, with assessment of both relative TSR (weighted at 75%) and absolute TSR (weighted at 25%). The Compensation Committee believes that relative TSR should be the more heavily weighted metric in the performance assessment to address the ongoing volatility in the hospitality REIT industry, especially during this period. At the same time, the absolute TSR component ensures that executives are fully rewarded only if the Company has excellent absolute performance, not just as compared to our peer companies. Our performance hurdles are discussed in greater detail below and require meaningful Company performance. The Compensation Committee believes that these design features align our program with shareholders and appropriately reward our executives.
Please see the discussion below on the 2023 and 2022 Multi-Year Performance Equity Awards.
2023 MULTI-YEAR PERFORMANCE EQUITY AWARDS
The Compensation Committee awarded performance units to each of Messrs. Johnson, Mahoney and
Bardenett, and Ms. Hale under the 2023 Multi-Year Performance Plan on February 17, 2023. Performance units awarded pursuant to the 2023 Multi-Year Performance Plan are earned and convert into common shares based on the Company’s attainment of absolute and relative TSR hurdles. TSR is calculated to include both common share price appreciation and common share dividends paid during the applicable performance periods. The performance units vest at the end of a three-year performance period (the “measurement period”).
The awards granted pursuant to the 2023 Multi-Year Performance Plan are subject to two separate performance measurements, with 25% of the award (the “2023 Absolute Award”) based solely on the Company’s absolute TSR (the “2023 Absolute TSR Component”) and 75% of the award (the “2023 Relative Award”) measured by our TSR (the “2023 Relative TSR Component”) relative to the peer group (the “2023 Plan Peer Group”) during the entire measurement period. In using Absolute TSR as a metric, our program continues to be more rigorous when compared to our peers, who generally do not use Absolute TSR as a performance metric but may consider it as a modifier.
The 2023 Absolute Award may be earned at a range of 50% to 200% of the 2023 Absolute Award if we achieve a TSR over the measurement period ranging from 9% TSR to 21% TSR, as described below. The percentage of the 2023 Absolute Award earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. For TSR performance below 9%, no portion of the 2023 Absolute Award will be earned.

Actual Three-Year Performance	Percentage of 2023 Absolute Award Earned
Threshold: 9% TSR	50%
Target: 15% TSR	100%
Maximum: 21% TSR	200%
The 2023 Relative Award may be earned at a range of 50% to 200% of the 2023 Relative Award contingent on our achieving TSR over the measurement period at specified percentiles of the peer group ranging from the 25th percentile to the 75th percentile, as described below. The percentage of the 2023 Relative Award that is earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. If the Company is below the 25th percentile of the 2023 Plan Peer Group at the end of the measurement period, no portion of the 2023 Relative Award will be earned.

54 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Actual Three-Year Performance Compared to Peer Group	Percentage of 2023 Relative Award Earned
Threshold: 25th percentile	50%
Target: 50th percentile	100%
Maximum: 75th percentile	200%
Our Compensation Committee selected the following 15 companies as the 2023 Plan Peer Group against which our performance will be compared over the measurement period, which represent companies from the SNL U.S. REIT Hotel Index, modified to exclude micro-cap REITs:

We intend to make grants of long-term performance units on an annual basis. When the 2023 Absolute Award and 2023 Relative Award are aggregated at the end of the measurement period, our NEOs have the potential to earn the following numbers of common shares under the 2023 Multi-Year Performance Plan, based on the Company’s performance level:

	Number of Common Shares Based on:
Name	Threshold Performance	Target Performance	Maximum Performance
Robert L. Johnson	27,333	54,667	109,334
Leslie D. Hale	109,861	219,722	439,444
Sean M. Mahoney	29,436	58,873	117,746
Thomas Bardenett	23,128	46,257	92,514
The common shares earned pursuant to the 2023 Absolute Award and 2023 Relative Award will vest 100% at the end of the three-year measurement period. Our NEOs will not be entitled to receive any dividends prior to the date upon which the shares are earned. For any common shares issued at the end of the measurement period, our NEOs will be entitled to receive payment of an amount equal to all dividends that would have been paid if such common shares had been issued at the beginning of the measurement period.

2022 MULTI-YEAR PERFORMANCE EQUITY
AWARDS
The Compensation Committee awarded performance units to each of Messrs. Johnson, Mahoney and Bardenett, and Ms. Hale under the 2021 Multi-Year Performance Plan on February 17, 2022 pursuant to the 2021 Equity Incentive Plan. Performance units awarded pursuant to the 2022 Multi-Year Performance Plan are earned and convert into common shares based on the Company’s attainment of absolute and relative TSR hurdles. TSR is calculated to include both common share price appreciation and common share dividends paid during the applicable performance periods. The performance units vest at the end of a three-year performance period (the “measurement period”).
The awards granted pursuant to the 2022 Multi-Year Performance Plan are subject to two separate performance measurements, with 25% of the award (the “2022 Absolute Award”) based solely on the Company’s absolute TSR (the “2022 Absolute TSR
Component”) and 75% of the award (the “2022 Relative Award”) measured by our TSR (the “2022 Relative TSR Component”) relative to the peer group (the “2022 Plan Peer Group”) during the entire measurement period.
The 2022 Absolute Award may be earned at a range of 50% to 200% of the 2022 Absolute Award if we achieve a TSR over the measurement period ranging from 9% TSR to 21% TSR, as described below. The percentage of the 2022 Absolute Award earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear

2023 PROXY STATEMENT | 55

EXECUTIVE COMPENSATION

interpolation. For TSR performance below 9%, no portion of the 2022 Absolute Award will be earned.
Actual Three-Year Performance	Percentage of 2022 Absolute Award Earned
Threshold: 9% TSR	50%
Target: 15% TSR	100%
Maximum: 21% TSR	200%
The 2022 Relative Award may be earned at a range of 50% to 200% of the 2022 Relative Award contingent on our achieving TSR over the measurement period at specified percentiles of the peer group ranging from the 25th percentile to the 75th percentile, as described below. The percentage of the 2022 Relative Award that is earned for performance between the threshold and target, and between the target and maximum, levels will be calculated by linear interpolation. If the Company is below the 25th percentile of the 2022 Plan Peer Group at the end of the measurement period, no portion of the 2022 Relative Award will be earned.

Actual Three-Year Performance Compared to Peer Group	Percentage of 2022 Relative Award Earned
Threshold: 25th percentile	50%
Target: 50th percentile	100%
Maximum: 75th percentile	200%

Our Compensation Committee selected the following 16 companies as the 2022 Plan Peer Group against which our performance will be compared over the measurement period, which represent companies from the SNL U.S. REIT Hotel Index, modified to exclude micro-cap REITs:

We intend to make grants of long-term performance units on an annual basis. When the 2022 Absolute Award and 2022 Relative Award are aggregated at the end of the measurement period, our NEOs have the potential to earn the following numbers of common shares under the 2022 Multi-Year Performance Plan, based on the Company’s performance level:

	Number of Common Shares Based on:
Name	Threshold Performance	Target Performance	Maximum Performance
Robert L. Johnson	21,353	42,706	85,412
Leslie D. Hale	78,022	156,044	312,088
Sean M. Mahoney	21,353	42,706	85,412
Thomas Bardenett	16,425	32,851	65,702
The common shares earned pursuant to the 2022 Absolute Award and 2022 Relative Award will vest 100% at the end of the three-year measurement period. NEOs will not be entitled to receive any dividends prior to the date upon which the shares are earned. For any common shares issued at the end of the measurement period, our NEOs will be entitled to receive payment of an amount equal to all dividends that would have been paid if such common shares had been issued at the beginning of the measurement period.

RETIREMENT SAVINGS OPPORTUNITIES
All full-time employees are able to participate in our 401(k) Retirement Savings Plan (the “401(k) Plan”). We provide the 401(k) Plan to help employees save a portion of their cash compensation for retirement in a tax-efficient manner. Under the 401(k) Plan, employees are eligible to defer a portion of their salary, and we, at our discretion, may make a matching contribution and/or a profit-sharing contribution commencing six months after they begin their employment. For calendar year 2022, we made a matching contribution of up to 4% of each participant’s annual salary, determined by the individual’s contribution and as restricted by the statutory limit.

56 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

HEALTH AND WELFARE BENEFITS
We provide to all full-time employees a competitive benefits package, which includes health and welfare benefits, such as medical, dental, short and long-term disability insurance and life insurance plans, the costs of which are paid 100% by the Company. We also pay 50% of a gym membership for employees.

VIII.
Status of Outstanding Multi-Year Performance Equity Awards

The compensation paid to our NEOs is significantly tied to our relative and absolute TSR performance. Depending on the award year, our NEOs’ multi-year performance equity awards are currently tracking either below threshold payout levels, or between threshold and target payout levels, as of December 31, 2022, and directly align the NEOs’ compensation with our current TSR performance.
Program	Performance Period	Cumulative TSR Performance Requirements	Earning Percentages	Status (as of 12/31/2022)
2022 Multi-Year Performance Plan	February 2022 − February 2025	• Absolute TSR between 9% and 21% • Relative TSR between the 25th and 75th percentiles	• Threshold 50% • Target 100% • Maximum 200%	Tracking Below Threshold for Absolute TSR and Above Threshold but Below Target for Relative TSR
2021 Multi-Year Performance Plan	February 2021 − February 2024	• Absolute TSR between 9% and 21% • Relative TSR between the 25th and 75th percentiles	• Threshold 50% • Target 100% • Maximum 200%	Tracking Below Threshold for Absolute TSR and Above Threshold but below Target for Relative TSR
2020 Multi-Year Performance Plan(1)	February 2020 − February 2023	• Absolute TSR between 18% and 42% • Relative TSR between the 35th and 85th percentiles	• Threshold 25% • Target 100% • Maximum 200%	Tracking Below Threshold for Absolute TSR and Above Threshold but Below Target for Relative TSR

(1)
For the 2020 performance unit awards, the weightings on the awards were 60% relative TSR and 40% absolute TSR.

IX.
Compensation Review Process

ROLE OF THE COMPENSATION COMMITTEE
The Compensation Committee, which consists of three independent trustees, is responsible for overseeing the development and administration of our compensation policies and programs and the review and approval of all aspects of our executive compensation program. Among other duties, the Compensation Committee is responsible for the following:
•
Reviews and approves, on an annual basis, the corporate incentive goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers

•
Evaluates the performance of our executive officers considering these goals and objectives

•
Evaluates the competitiveness of each executive officer’s total compensation package

•
Approves any changes to our executive officers’ total compensation packages, including, but not limited to:

•
Base salary

•
Annual and long-term incentive award opportunities

•
Payouts and retention programs

The Compensation Committee is supported in its work by our Senior Vice President, Administration and Corporate Secretary, her staff, and the Compensation Consultant, as described below. The Compensation Committee’s charter, which sets out its duties and responsibilities and addresses other matters, can be found on our website at www.rljlodgingtrust.com, under the section “Investor Relations—Corporate Governance.”

2023 PROXY STATEMENT | 57

EXECUTIVE COMPENSATION

ROLE OF THE CHIEF EXECUTIVE OFFICER
Within the framework of the compensation programs approved by the Compensation Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer recommends the level of base salary increase (if any) and the annual cash bonuses and the annual equity incentive awards for our NEOs (other than the Chairman and the Chief Executive Officer) and other members of the senior management team. These recommendations are based upon our Chief Executive Officer’s assessment of the Company’s overall performance, each executive officer’s individual performance and employee retention considerations. The Compensation Committee reviews our Chief Executive Officer’s recommendations and, in its sole discretion, determines all executive officer compensation.

ROLE OF THE COMPENSATION CONSULTANT
In 2022, Willis Towers Watson was retained by the Compensation Committee as its independent, third-party executive Compensation Consultant (as previously defined) for 2023. The Company’s prior compensation consultant was FTI Consulting, Inc. The Compensation Consultant was engaged by and reports directly to the Compensation Committee. Upon the request of the Compensation Committee, a representative of the Compensation Consultant attends meetings of the Compensation Committee and communicates with the chairman of the Compensation Committee between meetings; however, the Compensation Committee makes all decisions regarding the compensation of our executive officers.
A written consulting agreement between the Compensation Committee and the Compensation
Consultant outlines various executive compensation services including:
•
Advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices

•
Presenting information to assist the Compensation Committee in determining the appropriate peer group to be used to evaluate the competitiveness of our compensation program

•
Providing market information and analysis regarding the competitiveness of our program design and our award values in relationship to our performance

PEER GROUP ANALYSIS
The Compensation Committee relies on compensation information as prepared by the Compensation Consultant to determine the competitive market for our executive officers, including the NEOs. The Compensation Committee uses compensation data compiled from a group of 15 publicly traded REITs (the “Peer Group”) selected using the following methodology:
•
Companies should have a primary investment focus generally on the lodging/resorts sector of the real estate industry or be part of a select group of Maryland-based REITs with whom we compete for talent

•
In terms of size, peer companies should be comparable based on implied market capitalization and/or total enterprise value (approximately 0.5x the size to 2.5x the size, based on total enterprise value, of the Company)

We believe this Peer Group represents the companies with which we currently compete for executive talent and includes our principal business competitors.
For 2022, the Peer Group consisted of the following 15 companies:

This is the same Peer Group the Company used in 2021.
In addition to this Peer Group, due to the limited number of REITs who, like us, separate the positions of Executive Chairman of the Board and Chief Executive Officer, we also have created a select Executive Chairman
Peer Group (the “Executive Chairman Peer Group”) for purposes of evaluating the compensation of Mr. Johnson. The Executive Chairman Peer Group consists of 10 equity REITs that have executives that function exclusively as Chairman of the Board and not also as Chief Executive Officer.

58 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Executive Chair Peer Group
For 2022 these companies are as follows:
To assess the competitiveness of our executive compensation program, we analyze Peer Group and Executive Chairman Peer Group proxy compensation data levels, as well as the mix of our compensation components with respect to fixed versus variable, short-term versus long-term, and cash versus equity-based pay. This information is presented to the Compensation Committee for its review and use. The Compensation Committee generally targets the compensation of each NEO at between the median and moderately above median for the applicable peer group for similar positions. In addition, the Compensation Committee also takes into account various factors, such as:
•
our performance within the applicable peer group

•
the scope of responsibilities for each individual executive

•
internal equity considerations

•
any succession and retention considerations

X.
Compensation Governance Practices and Policies

WHAT WE DO

•
We base a significant portion of our executive officers’ total compensation opportunity on performance; salaries comprise a modest portion of each executive officer’s total compensation opportunity

•
We generally establish a formulaic short-term incentive bonus program based on pre-established individual and corporate performance goals

•
We align our executive officers with our long-term investors by awarding a significant percentage of their equity compensation in the form of multi-year, performance-based equity awards that use both absolute and relative TSR as the main metrics

•
We enhance executive officer retention with time-based, multi-year vesting equity incentive awards granted for prior-year performance

•
We have a clawback policy

•
We have robust share ownership guidelines for our executives and agents

•
We have firmly committed to not make one-time awards to NEOs in the absence of extraordinary circumstances

•
The Compensation Committee, which is comprised solely of independent trustees, retains an independent Compensation Consultant

WHAT WE DON’T DO

•
We do not provide tax gross-up payments to any of our executive officers

•
We do not provide “single-trigger” change in control cash severance payments

•
We do not encourage unnecessary or excessive risk taking as a result of our compensation policies; incentive compensation is not based on a single performance motive

•
We do not guarantee annual compensation

•
We do not allow hedging or pledging of our securities

•
We do not offer excessive executive perquisites

2023 PROXY STATEMENT | 59

EXECUTIVE COMPENSATION

XI.
Company Policies and Other Matters

SHARE OWNERSHIP GUIDELINES FOR OFFICERS
We believe equity ownership by our trustees and officers helps align their interests with shareholder interests. To that end, we have adopted formal share ownership guidelines applicable to all of our trustees and officers. On an annual basis, we report ownership status to our Compensation Committee. Failure to satisfy the ownership levels, or show sustained progress toward meeting them, may result in payment to both trustees and officers of future compensation in the form of equity rather than cash to meet ownership requirements.
With respect to our officers, the guidelines require ownership of our shares, within five years of becoming an executive officer or from promotion to a new executive officer position, with a value equal to the following multiple of his or her base salary.

Executive Officer Title	Share Ownership Requirements
Chief Executive Officer	• • • • •	5x salary
Executive Chairman	• • • • •	5x salary
Chief Financial Officer and Chief Operating Officer	• • •	3x salary
Executive and Senior Vice Presidents	• • •	3x salary
Vice Presidents	•	1x salary
Each of the NEOs’ individual holdings of Company shares exceed the applicable multiple set forth in the share ownership guidelines.
For additional information on trustee share ownership, see the table of “Principal Shareholders” on page 79.
Once these requirements have been met, each executive is required to hold shares at this level as long as they remain in the position.

CLAWBACK POLICY
The Company has in place a clawback policy to ensure that executives are not unduly enriched in the event of a financial restatement. If we are required to restate financial results due to material non-compliance with financial reporting requirements that arise from misconduct, any individual (i) who knowingly engaged in misconduct; (ii) was grossly negligent in engaging in misconduct; (iii) knowingly failed to prevent such misconduct; or (iv) was grossly negligent in failing to prevent such misconduct, is required to reimburse the Company for payments received for any award earned or accrued in the twelve (12) month period after the incorrect financial report was filed with the SEC.
In addition, in the case of any restatement of financial results, the Compensation Committee has the authority to:
•
review cash and equity awards paid or awarded to executive officers during the restatement period

•
if the award would have been lower based on the restatement, determine if an incremental portion of the award should be reimbursed to the Company by the executive officer

NO HEDGING IN OR PLEDGING OF COMPANY SHARES
Our insider trading policy prohibits our trustees and employees, including our NEOs, from engaging in the following transactions:
•
trading in call or put options involving our securities and other derivative securities

•
engaging in short sales of our securities

•
holding our securities in a margin account

•
pledging our securities to secure margins or other loans

60 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

TAX LIMITS ON EXECUTIVE COMPENSATION
Under Section 162(m) of the Internal Revenue Code, we may not receive a federal income tax deduction for compensation paid to our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated executive officers and certain former executive officers to the extent any of such persons receives more than $1 million in compensation from us in any one calendar year. Prior to the passage of the 2017 Tax Cuts and Jobs Act on December 22, 2017, compensation that qualified as “performance-based compensation” or fell under certain other specified exceptions under Section 162(m) was exempt from such $1 million deduction limitation. The Tax Cuts and Jobs Act eliminated the Section 162(m) performance-based compensation exemption prospectively for tax years beginning on or after January 1, 2018 and made other changes to Section 162(m), but with a transition rule that preserves the performance-based compensation exemption for certain items of compensation paid pursuant to a written binding contract that was in effect as of November 2, 2017 that is not materially modified.
Generally, we, like many UPREITs, had taken the position that Section 162(m) does not apply to payments to our executive officers from our operating partnership, based on private letter rulings issued by the IRS to several
UPREITs. On December 18, 2020, the IRS issued final regulations under Section 162(m) which provide that compensation subject to Section 162(m) now includes compensation paid to a covered employee by an operating partnership after December 18, 2020, to the extent the publicly held corporation is allocated a distributive share of the operating partnership’s deduction for that compensation. To the extent that compensation paid by an operating partnership is paid pursuant to a written binding contract that was in effect on December 20, 2019, and that is not materially modified after that date, then it would not be subject to Section 162(m).
To maintain flexibility in compensating officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy that all compensation must be deductible on our federal income tax returns. Instead, although our Compensation Committee will be mindful of the limits imposed by Section 162(m), even if it is determined that Section 162(m) applies or may apply to certain compensation packages, the Compensation Committee reserves the right to structure compensation packages and awards in a manner that may exceed the limitation on the deduction imposed by Section 162(m).

Compensation Committee Report

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board (and the Board has approved) that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Respectfully submitted, The Compensation Committee of the Board of Trustees Nathaniel A. Davis, Chairman Senator Evan Bayh Arthur R. Collins

The Compensation Committee Report does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

Compensation Tables and Related Information
The following tables contain certain compensation information for each NEO. Our NEOs for 2022 consisted of the following people:
Robert L. Johnson	• Executive Chairman
Leslie D. Hale	• President and Chief Executive Officer
Sean M. Mahoney	• Executive Vice President and Chief Financial Officer
Thomas Bardenett	• Executive Vice President and Chief Operating Officer
2023 PROXY STATEMENT | 61

EXECUTIVE COMPENSATION

Summary Compensation Table
The following table sets forth a summary of all compensation earned, awarded or paid to our NEOs in the fiscal years ended December 31, 2022, 2021 and 2020.
Name and Principal Position	Year	Salary(1) ($)	Share Awards(2) ($)	Non-Share Incentive Plan Compensation(3) ($)	All Other Compensation(4) ($)	Total ($)
Robert L. Johnson Executive Chairman	2022	500,000	1,587,809	746,000	—	2,833,809
	2021	500,000	1,744,536	628,936	—	2,873,472
	2020	500,000	1,314,152	590,000	—	2,404,152
Leslie D. Hale President and Chief Executive Officer	2022	840,000	5,801,716	1,664,000	48,654	8,354,370
	2021	840,000	13,904,935	1,507,368	48,290	16,300,593
	2020	840,000	4,782,580	1,323,000	48,191	6,993,771
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2022	540,750	1,587,809	608,000	48,654	2,785,213
	2021	540,750	3,820,791	560,000	48,290	4,969,831
	2020	540,750	1,314,152	485,000	48,191	2,388,093
Thomas Bardenett Executive Vice President and Chief Operating Officer	2022	550,000	1,321,396	600,000	43,108	2,514,504

(1)
For 2022: Increases in annual base salary for each NEO are effective on March 1 of each year, provided such increases are approved by the Compensation Committee. As of March 1, 2022, Mr. Johnson, Ms. Hale, Mr. Mahoney and Mr. Bardenett did not receive a base salary increase and the base salaries as of that date for each of Mr. Johnson, Ms. Hale, Mr. Mahoney, and Mr. Bardenett were as follows:

Mr. Johnson $500,000	Ms. Hale: $840,000	Mr. Mahoney: $540,750	Mr. Bardenett $550,000
For 2021: As of March 1, 2021, Mr. Johnson, Ms. Hale and Mr. Mahoney did not receive a base salary increase and the base salaries as of that date for each of Mr. Johnson, Ms. Hale and Mr. Mahoney were as follows:

Mr. Johnson $500,000	Ms. Hale: $840,000	Mr. Mahoney: $540,750
For 2020: As of March 1, 2020, neither Mr. Johnson nor Ms. Hale received a base salary increase. Mr. Mahoney received a base salary increase effective March 1, 2020, and the base salaries for each of Mr. Johnson, Ms. Hale and Mr. Mahoney as of that date were as follows:

Mr. Johnson $500,000	Ms. Hale: $840,000	Mr. Mahoney: $540,750

(2)
For 2022: Represents the aggregate grant date fair value of the (i) annual grant of restricted shares approved by the Compensation Committee on February 17, 2022, and (ii) performance units granted on February 17, 2022, calculated in accordance with FASB ASC Topic 718. The restricted shares granted as annual equity awards vest ratably on each of the first three annual anniversaries of the date of grant. The performance units may be settled in common shares if the Company achieves certain performance over a three-year period. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—Multi-Year Performance Equity Awards—2022 Multi-Year Equity Awards”.

The grant date fair values of the performance units, based upon the probable outcome of the performance units as of the grant date, are as follows:

Mr. Johnson $937,824	Ms. Hale: $3,426,726	Mr. Mahoney: $937,824	Mr. Bardenett $721,408
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of $15.22 per common share on February 17, 2022 would be as follows:

Mr. Johnson $1,299,971	Ms. Hale: $4,749,979	Mr. Mahoney: $1,299,971	Mr. Bardenett $999,984
For 2021: Represents the aggregate grant date fair value of the (i) annual grant of restricted shares approved by the Compensation Committee on February 16, 2021 and the one-time retention awards approved by the Compensation Committee on January 27, 2021, both of which awards were granted to the executive on May 4, 2021, following shareholder approval of the 2021 Equity Incentive Plan, and (ii) performance units granted on February 16, 2021, calculated in accordance with FASB ASC Topic 718. The restricted shares granted as annual equity awards vest ratably on each of the first three annual anniversaries of the date of grant. The restricted shares granted as the retention awards vest over three years: 10% at the end of one year, 25% at the end of the second year, and 65% at the end of the third year. The performance units may be settled in restricted common shares if the Company achieves certain performance over a three-year period. See “Compensation Discussion and
62 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Analysis—Components of Executive Officer Compensation—Equity Awards—Multi-Year Performance Equity Awards—2021 Multi-Year Equity Awards”. The grant date fair value of the performance units, based on the probable outcome of the performance units as of the grant date, are as follows:

Mr. Johnson $990,514	Ms. Hale: $3,604,769	Mr. Mahoney: $990,514
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of $14.77 per common share on February 16, 2021, would be as follows:

Mr. Johnson $1,399,989	Ms. Hale: $5,094,971	Mr. Mahoney: $1,399,989
For 2020: Represents the aggregate grant date fair value of the restricted shares granted to the executive on February 28, 2020, and performance units granted to the executive on February 28, 2020, calculated in accordance with FASB ASC Topic 718. The restricted shares vest ratably on each of the first three annual anniversaries of the date of grant. The performance units may be settled in restricted common shares if the Company achieves certain performance over a three-year performance period.
The grant date fair values of the performance units, based upon the probable outcome of the performance conditions as of the grant date, are as follows:

Mr. Johnson $614,154	Ms. Hale: $2,235,085	Mr. Mahoney: $614,154
Assuming the highest performance conditions are met with respect to the performance units, the value of the performance units, based on a closing price of $13.21 per common share on February 28, 2020, would be as follows:

Mr. Johnson $1,399,996	Ms. Hale: $5,094,991	Mr. Mahoney: $1,399,996

(3)
Represents the annual cash performance bonus for each NEO for the relevant year.

(4)
The amounts shown in the “All Other Compensation” column reflect the following:

Name	Fiscal Year Ended December 31	Health and Dental Care Premiums ($)	Long-Term, Short-Term Disability and Life Insurance Benefits ($)	Parking Benefits ($)	Health Club Premiums ($)	401(k) Plan Match ($)
Robert L. Johnson	2022	—	—	—	—	—
	2021	—	—	—	—	—
	2020	—	—	—	—	—
Leslie D. Hale	2022	30,880	1,614	3,960	—	12,200
	2021	31,215	1,635	3,840	—	11,600
	2020	31,561	1,590	3,840	—	11,200
Sean M. Mahoney	2022	30,880	1,614	3,960	—	12,200
	2021	31,215	1,635	3,840	—	11,600
	2020	31,561	1,590	3,840	—	11,200
Thomas Bardenett	2022	25,334	1,614	3,960	—	12,200
2023 PROXY STATEMENT | 63

EXECUTIVE COMPENSATION

Supplemental Summary Compensation Table
The Compensation Committee reviews and determines executive compensation in February of each year, with the incentive cash bonus and the equity awards based on prior year performance (performance period). The incentive cash bonus is formulaic and is calculated based on the Company’s and the individual’s achievement of specific pre-determined performance metrics. Equity grants are based on the Company’s performance and the executive’s contribution to this performance, and these grants reflect the Compensation Committee’s assessment of overall performance.
The Supplemental Summary Compensation Table (“Supplemental Table”) below outlines Ms. Hale’s compensation for the years 2020-2022, and illustrates how the Compensation Committee assesses compensation for a given fiscal year (as compared with the Summary Compensation Table, which requires that equity awards are shown in the year awarded, rather than for the performance period). The Compensation Committee believes that the presentation in the Supplemental Table below provides the most accurate comparison of year-over-year compensation and reflects the Committee’s consistent, long-term approach to setting compensation for our executive officers.
This table illustrates compensation for Ms. Hale 2020-2022, presented as follows:
Name and Principal Position	Year	Salary ($)	Share Awards ($)	Non-Share Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Leslie D. Hale President and Chief Executive Officer	2022	840,000	5,226,000	1,664,000	48,654	7,778,654
	2021	840,000	5,095,000	1,507,368	48,290	7,490,658
	2020	840,000	5,095,000	1,323,000	48,191	7,306,191
Note that compensation figures for 2021 took into account the following:
•
Time-based Restricted Share Awards—Reflects the value of the 2021 awards on the date the awards were approved by the Compensation Committee (the 2020 and 2022 grants were approved and awarded on the same date);

•
Time-based Retention Awards—Excludes the retention awards granted to Ms. Hale in 2021; and

•
Performance Units—Reflects the dollar value of the 2021 awards on the date they were approved by the Compensation Committee (the 2020 and 2022 grants were approved and awarded on the same date).

64 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards
The following table sets forth information concerning the grants of plan-based awards made to each NEO for the fiscal year ended December 31, 2022.
Name and Position	Grant Approved	Estimated Future Payouts under Non-Share Incentive Plan Awards(1)				Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares or Share Units (#)	Grant Date Fair Value of Shares ($)
		Threshold	Target	Maximum	Outperform	Threshold	Target	Maximum
Robert L. Johnson Executive Chairman	2/17/22	$375,000	$625,000	$875,000	$1,125,000				42,706(3)	$649,985(4)
	2/17/22					21,353	42,706	85,412		$937,824(5)
Leslie D. Hale President and Chief Executive Officer	2/17/22	$1,050,000	$1,470,000	$1,890,000	$2,310,000				156,044(3)	$2,374,990(4)
	2/17/22					78,022	156,044	312,088		$3,426,726(5)
Sean M. Mahoney Executive Vice President and Chief Financial Officer	2/17/22	$362,303	$540,750	$719,198	$892,238				42,706(3)	$649,985(4)
	2/17/22					21,353	42,706	85,412		$937,824(5)
Thomas Bardenett Executive Vice President and Chief Operating Officer	2/17/22	$368,500	$550,000	$731,500	$907,500				39,421(3)	$599,988(4)
	2/17/22					16,425	32,851	65,702		$721,408(5)

(1)
These columns show the range of potential payouts for 2022 performance under our annual incentive cash bonus awards for our executive officers as described in the section titled “Annual Cash Bonus” in the Compensation Discussion and Analysis (based on their December 31, 2022 base salary). The annual incentive cash bonus awards were granted on February 17, 2022, the date the awards were approved.

(2)
These columns show the range of potential payouts for performance units granted to our executive officers under the 2021 Equity Incentive Plan. Performance units may be settled in common shares if the Company achieves certain performance over a three-year performance period. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—2022 Multi-Year Performance Equity Awards.

(3)
The annual equity awards for 2021 performance, in the form of restricted shares granted under the 2021 Equity Incentive Plan, vest ratably on each of the first three anniversaries of February 17, 2022, the grant date.

(4)
Amounts represent the aggregate grant date fair value of shares granted to our NEOs during 2022, calculated in accordance with FASB ASC Topic 718.

(5)
Amounts represent the performance units granted to each of Mr. Johnson, Ms. Hale, Mr. Mahoney and Mr. Bardenett on February 17, 2022, based upon the probable outcome of the performance conditions as of the grant date, calculated in accordance with FASB ASC Topic 718. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Equity Awards—2022 Multi-Year Performance Equity Awards.”

2023 PROXY STATEMENT | 65

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Fiscal Year-End December 31, 2022
The following table sets forth the outstanding equity awards for each NEO as of December 31, 2022.
Name and Position	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)(3)
Robert L. Johnson Executive Chairman	118,718(1)	$1,257,224	143,089	$1,515,313
Leslie D. Hale President and Chief Executive Officer	845,205(1)	$8,950,721	521,367	$5,521,277
Sean M. Mahoney Executive Vice President and Chief Financial Officer	230,197(1)	$2,437,786	143,089	$1,515,313
Thomas Bardenett Executive Vice President and Chief Operating Officer	155,152(1)	$1,643,060	82,642	$875,179

(1)
Represents awards of restricted shares that were granted on (i) February 13, 2019, and February 28, 2020, which vest ratably on each of the first four anniversaries of the grant date; and (ii) May 4, 2021, and February 17, 2022, which vest ratably on each of the first three anniversaries of the grant date. In addition, for Ms. Hale, Mr. Mahoney and Mr. Bardenett, also includes a retention award of restricted shares, which vests on the first three anniversaries of the grant date as follows: 10% after one year, 25% after the second year and 65% after the third year.

(2)
Value based on $10.59 per share, which was the closing price of our common shares on the NYSE on December 30, 2022.

(3)
Represents the target number of performance units that may be settled in restricted shares or common shares, as applicable, assuming the Company achieves certain performance metrics over a three-year performance period. The performance units awarded in 2019 vest over a four-year period, including a three-year performance-based vesting period ending on February 13, 2022, plus an additional one-year time-based vesting period ending on February 13, 2023. The performance units awarded in 2020 vest over a four-year period, including a three-year performance-based vesting period ending on February 28, 2023, plus an additional one-year time-based vesting period ending on February 28, 2024. The performance units awarded in 2021 vest over a three-year period, with a three-year performance period ending on February 15, 2024. The performance units awarded in 2022 vest over a three year performance period, with the three-year period ending on February 17, 2025. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—2022 Multi-Year Performance Equity Awards”.

66 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Vested Share Awards in 2022
The following table sets forth the number and value of restricted common shares that vested during 2022 for each of our NEOs.
Name and Position	Number of Common Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Robert L. Johnson Executive Chairman	51,199	$706,728
Leslie D. Hale President and Chief Executive Officer	210,836	$2,898,149
Sean M. Mahoney Executive Vice President and Chief Financial Officer	54,042	$735,616
Thomas Bardenett Executive Vice President And Chief Operating Officer	38,280	$527,780

(1)
Represents the vested portion of restricted shares that were awarded to the NEO (i) on February 22, 2018, which vest ratably on each of the first 16 quarterly anniversaries of the date of grant; (ii) on February 13, 2019 and February 28, 2020, which vest ratably on each of the first four anniversaries of the date of grant; and (iii) May 4, 2021, which vest ratably on the first three anniversaries of the grant date. This also includes the vesting of the retention award approved by the Compensation Committee on January 27, 2021, and awarded on May 4, 2021, which vests in the amounts of 10%, 25% and 65% on the first, second and third anniversaries of the grant date, respectively. Also includes (i) the partial vesting of performance units awarded under the 2019 Multi-Year Performance Equity Plan at the end of the performance period and (ii) the second vesting of performance units awarded under the 2018 Multi-Year Performance Equity Plan, which vested of the first anniversary of the end of the performance period. The remaining 50% of the shares issued under the 2019 Multi-Year Performance Equity Plan will vest in 2023.

(2)
Represents the value of vested shares calculated by multiplying the number of vested shares by the prior day’s closing price of our common shares on the NYSE on the vesting date or, if the vesting date occurred on a day on which the NYSE was closed for trading for restricted shares granted under the 2015 Equity Incentive Plan in 2020 that vested in 2021, the next trading day and for restricted shares granted in 2021 under the 2021 Plan, the immediately preceding trading day.

Employment Agreements with our Named Executive Officers
ROBERT L. JOHNSON
On November 1, 2021, we entered into an amended and restated employment agreement with Robert L. Johnson, our Executive Chairman. The amended and restated employment agreement entered into with Mr. Johnson superseded the employment agreement previously entered into between the parties effective October 31, 2016. The amended and restated employment agreement has a three year term, expiring on October 31, 2024. If the parties fail to enter into a new agreement on or before the end of the term, Mr. Johnson’s employment terminates at the end of the term.
The amended and restated employment agreement with Mr. Johnson provides for a base salary of $500,000 (which may be increased by the Compensation
Committee), a target bonus of 125% of base salary (with the actual bonus to be determined by the Compensation Committee), and eligibility for grants of equity.
Mr. Johnson continues to be eligible for the same benefits and is generally subject to the same material terms and conditions set forth in his prior employment agreement, except as described below under “—Potential Payments upon Termination or Change in Control.”
Mr. Johnson’s amended and restated employment agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 24 months after the term.

LESLIE D. HALE
On March 29, 2023 we entered into a new employment agreement (the “New Agreement”) with Leslie D. Hale, our President and Chief Executive Officer.
The New Agreement entered into with Ms. Hale superseded the amended and restated employment agreement previously entered into between the parties effective February 14, 2020. The New Agreement has a four year term expiring March  29, 2027, with an automatic extension term of one additional year unless either we or Ms. Hale give 60 days’ prior notice that the term will not be extended. The New Agreement is

2023 PROXY STATEMENT | 67

EXECUTIVE COMPENSATION

effectively a continuation of the prior agreement and contains terms and conditions substantially similar to the prior agreement. Pursuant to the New Agreement, Ms. Hale will continue in her role as the Company’s President and Chief Executive Officer.
The New Agreement with Ms. Hale provided for a base salary of $840,000, a target bonus of 175% and eligibility for grants of equity.
Ms. Hale continues to be eligible for the same benefits and is generally subject to the same material terms and conditions set forth in her prior employment agreement, except as described below under “—Potential Payments upon Termination or Change in Control.”
The New Agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 24 months after the term.

SEAN M. MAHONEY
On November 1, 2021, we entered into an amended and restated employment agreement with Sean M. Mahoney, our Executive Vice President and Chief Financial Officer. The amended and restated employment agreement entered into with Mr. Mahoney superseded the employment agreement previously entered into between the parties effective July 16, 2018. The employment agreement has a two-year term expiring on November 1, 2023, with an automatic extension term of one additional year unless either we or Mr. Mahoney give 60 days’ prior notice that the term will not be extended.
The employment agreement with Mr. Mahoney provides for a base salary of $540,750 (which may be increased by the Compensation Committee), a target bonus of 100% of base salary (with the actual bonus to be determined by the Compensation Committee), and eligibility for grants of equity.
Mr. Mahoney is eligible for certain severance payments and/or benefits upon his termination of employment. See “—Potential Payments upon Termination or Change in Control” for more information.
Mr. Mahoney’s employment agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 12 months after the term.

THOMAS BARDENETT
On February 1, 2022, we entered into an amended and restated employment agreement with Thomas Bardenett, our Executive Vice President and Chief Operating Officer. The amended and restated employment agreement entered into with Mr. Bardenett superseded the employment agreement previously entered into between the parties effective February 1, 2020. The employment agreement has a three-year term expiring on February 1, 2025, with an automatic extension term of one additional year unless either we or Mr. Bardenett give 60 days’ prior notice that the term will not be extended.
The employment agreement with Mr. Bardenett provides for a base salary of $550,000 (which may be increased by the Compensation Committee), a target bonus of 100% of base salary (with the actual bonus to be determined by the Compensation Committee), and eligibility for grants of equity.
Mr. Bardenett is eligible for certain severance payments and/or benefits upon his termination of employment. See “—Potential Payments upon Termination or Change in Control” for more information.
Mr. Bardenett’s employment agreement contains customary non-competition and non-solicitation covenants that apply during the term and for 12 months after the term.

Potential Payments upon Termination or Change in Control
VARIOUS TERMINATION EVENTS
The following discussion summarizes the amounts we may be required to pay our NEOs in connection with the following termination events: (i) death or disability of the NEO; (ii) termination by us without “cause” or by the executive for “good reason” (including a termination at or after a “change in control” of the Company, with such term as defined in our 2021 Equity Incentive Plan); and (iii) the retirement of the NEO. The potential payments to our NEOs will vary depending on which one of these termination events occurs.
Regardless of the reason for any termination of employment, each executive officer is entitled to receive the following benefits upon termination: (1) payment of any unpaid portion of such NEO’s base salary through the effective date of termination; (2) reimbursement for any outstanding reasonable business expense; (3) continued insurance benefits to the extent required by law; and (4) payment of any vested but unpaid rights as may be required independent of the employment agreement.
TERMINATION BY US FOR “CAUSE” OR BY THE NAMED EXECUTIVE OFFICER WITHOUT “GOOD REASON”
If we terminate any NEO’s employment agreement for “cause” or the NEO terminates his or her employment agreement without “good reason,” the executive will only receive the benefits to be provided regardless of the reason for the termination of employment.

68 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Termination by us without “Cause” or by the named executive officer for “Good Reason”
ROBERT L. JOHNSON AND LESLIE D. HALE
If we terminate Mr. Johnson or Ms. Hale without “cause” or either NEO terminates his or her employment for “good reason” during the initial term of their employment agreement, the executive will have the right to receive, in addition to the benefits to be provided regardless of the reason for the termination of employment, a severance payment that will consist of: (i) a pro-rata bonus for the year of termination based on the portion of the year that has elapsed and the satisfaction of the performance criteria for such bonus (except in the case of a termination at or after a change in control (as defined in the 2021 Equity Incentive Plan) when satisfaction of the performance criteria is not required); (ii) continued payment by us of the NEO’s base salary, as in effect as of the NEO’s last day of employment, for a period of 36 months; (iii) continued payment for life and health insurance coverage for 24 months to the same extent we paid for such coverage immediately prior to termination; (iv) three times the NEO’s target annual cash bonus for the year of termination; (v) vesting in any unvested portion of the retention award; and (vi) vesting as of the last day of employment in any unvested portion of any equity awards previously issued to the executive (except in the case of performance-based equity awards, accelerated vesting may be conditioned on the satisfaction of the performance criteria for such awards where the termination is not at or after a change in control). With respect to the employment agreement with Mr. Johnson, if both we and the NEO agree to renew the employment agreement for one year, and during such renewal term the NEO is terminated without “cause” or resigns for “good reason,” the NEO will be entitled to the amounts set forth in the preceding sentence, except that continued base salary will be for a period of 24 months, and the NEO will receive two, rather than three, times the NEO’s target annual bonus. With respect to the employment agreement with Ms. Hale, if the termination without cause is due to non-renewal by us of the initial term of the employment agreement for an additional one-year period, then Ms. Hale will be entitled to the payments above, except that continued payment of her base salary will be for a period of 24 months, and she will be entitled to two times her target annual cash bonus for the year of termination. The foregoing benefits are conditioned upon the executive’s execution of a general release of claims.
SEAN M. MAHONEY AND THOMAS BARDENETT
If we terminate Mr. Mahoney or Mr. Bardenett without “cause” or Mr. Mahoney or Mr. Bardenett terminates his employment for “good reason” during initial term of his employment agreement, each executive will have the right to receive, in addition to the benefits to be provided regardless of the reason for the termination of employment, a severance payment that will consist of: (i) a pro-rata bonus for the year of termination based on the portion of the year that has elapsed and the satisfaction of the performance criteria for such bonus (except in the case of a termination at or after a change in control (as defined in the 2021 Equity Incentive Plan) when satisfaction of the performance criteria is not required); (ii) continued payment by us of his base salary, as in effect as of his last day of employment, for a period of 12 months; (iii) continued payment for life and health insurance coverage for 12 months to the same extent we paid for such coverage immediately prior to termination; (iv) one times his target annual cash bonus for the year of termination; and (v) vesting as of the last day of employment in any unvested portion of any equity awards previously issued to the executive (except in the case of performance-based equity awards, accelerated vesting may be conditioned on the satisfaction of the performance criteria for such awards where the termination is not at or after a change in control). The foregoing benefits are conditioned upon the executive’s execution of a general release of claims.
DEFINITIONS OF “CAUSE” AND “GOOD REASON”
For purposes of the employment agreements, the term “cause” means any of the following, subject to any applicable cure provisions: (a) the conviction of the executive of any felony; (b) gross negligence or willful misconduct in connection with the performance of the executive’s duties; (c) conviction of any other criminal offense involving an act of dishonesty intended to result in substantial personal enrichment of the executive at our expense; or (d) the material breach by the executive of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements with us. The term “good reason” under the employment agreements means any of the following, subject to any applicable cure provisions, without the executive’s consent: (a) the assignment to the executive of substantial duties or responsibilities inconsistent with the executive’s position with us, or any other action by us that results in a substantial diminution of the executive’s duties or responsibilities; (b) a requirement that the executive work principally from a location that is 30 miles further from the executive’s residence than our address on the effective date of the executive’s employment agreement; (c) a material reduction in the executive’s aggregate base salary and other compensation (including the target bonus amount and retirement plan, welfare plans and fringe benefits) taken as a whole, excluding any reductions caused by the failure to achieve performance targets and excluding any reductions on account of the provisions of the employment agreement; or (d) any material breach by us of the employment agreement.
DEATH OR DISABILITY
If the NEO’s employment terminates due to death or disability, in addition to the benefits to be provided regardless of the reason for the termination of

2023 PROXY STATEMENT | 69

EXECUTIVE COMPENSATION

employment, the executive, or in the case of death, the executive’s estate is entitled to receive (i) payment of the pro rata share of any performance bonus to which such executive would have been entitled for the year of death or disability regardless of whether the performance criteria has been satisfied, (ii) vesting of all unvested equity awards and (iii) vesting of any unvested portion of the retention award. The amended and restated employment agreements added the provision regarding accelerated vesting of the retention awards in the event of termination due to death or disability.
RETIREMENT
In addition to the benefits to be provided regardless of the reason for the termination of employment, if the NEO’s employment terminates due to retirement, the executive is entitled to receive payment of any pro rata share of any performance bonus to which such executive would have been entitled for the year of retirement to the extent the performance goals have been achieved and vesting of all unvested equity awards.

70 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

QUANTIFICATION OF BENEFITS UNDER THE TERMINATION EVENTS
The tables below set forth the amount we would be required to pay each of the NEOs under the termination events described above.
Robert L. Johnson
Executive Benefits and Payments upon Seperation	Without Cause or For Good Reason Termination on 12/31/2022	Without Cause or For Good Reason Termination upon a Change in Control on 12/31/2022	For Cause or Without Good Reason Termination on 12/31/2022(1)	Death or Disability on 12/31/2022	Retirement on 12/31/2022	Change in Control Only (No Termination of Employment) on 12/31/2022
Bonus Earned in 2022(2)	$746,000	$625,000	$—	$746,000	$746,000	$—
Accelerated Vesting of Non-Vested Time-Based Equity Awards(3)	$1,257,224	$1,257,224	$—	$1,257,224	$1,257,224	$1,257,224
Accelerated Vesting of Non-Vested Performance-Based Equity Awards(4)(5)	$388,058	$1,102,727	$—	$388,058	$178,495	$1,102,727
Medical and Insurance Benefits	$—	$—	$—	$—	$—	$—
Cash Severance(6)	$3,375,000	$3,375,000	$—	$—	$—	$—
Total	$5,766,282	$6,359,951	$—	$2,391,282	$2,181,719	$2,359,951

(1)
Upon termination for the indicated reasons, Mr. Johnson would receive (i) payment of any unpaid portion of his base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Mr. Johnson would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death or disability, regardless of whether the performance criteria have been satisfied) or, for a termination in connection with a change in control, the pro rata share of his target bonus for the year of termination.

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2022 table) multiplied by the closing price of our common shares of $10.59 on December 30, 2022.

(4)
For outstanding performance units granted under the 2015 Equity Incentive Plan or the 2021 Equity Incentive Plan on or after prior to 2021: (i) upon the consummation of a change in control prior to the end of the performance period or upon termination in connection with a change in control, the performance units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change in control; (ii) upon termination during the first 18 months of the performance period, performance units will not convert to restricted shares under any other termination event; and (iii) upon termination without cause or for good reason, or on account of death or disability, in each case 18 months or more after the grant date, a pro-rated number of the performance units are eligible to vest, based on actual achievement of the performance measures through the performance period.

(5)
For outstanding performance units granted under the 2015 Equity Incentive Plan or the 2021 Equity Incentive Plan on or after 2021: (i) upon termination (A) without cause or for good reason, (B) on account of death or disability, (C) 18 months or more after the grant date, as a result of notice from the Company not to extend the term of his employment agreement, or (D) 18 months or more after the grant date, as a result of retirement, in each case, a pro-rated number of the performance units are eligible to vest, based on actual achievement of the performance measures through the performance period, or (ii) upon the consummation of a change in control prior to the end of the performance period, (A) if less than half of the performance period has been completed, performance units will vest as of the date of the change in control at target level, and (B) if at least half of the performance period has been completed, performance units will vest as of the date of the change in control at the greater of target level or the level determined based on actual performance.

(6)
Assumes that 30 days prior notice for termination without cause was provided.

2023 PROXY STATEMENT | 71

EXECUTIVE COMPENSATION

Leslie D. Hale
Executive Benefits and Payments upon Seperation	Without Cause or For Good Reason Termination on 12/31/2022	Without Cause or For Good Reason Termination upon a Change in Control on 12/31/2022	For Cause or Without Good Reason Termination on 12/31/2022(1)	Death or Disability on 12/31/2022	Retirement on 12/31/2022	Change in Control Only (No Termination of Employment) on 12/31/2022
Bonus Earned in 2022(2)	$1,664,000	$1,664,000	$—	$1,664,000	$1,664,000	$—
Accelerated Vesting of Non-Vested Time-Based Equity Awards (3)	$8,950,721	$8,950,721	$—	$8,950,721	$8,950,721	$8,950,721
Accelerated Vesting of Non-Vested Performance-Based Equity Awards(4)(5)	$1,413,257	$4,019,722	$—	$1,413,257	$649,592	$4,019,722
Medical and Insurance Benefits	$64,988	$64,988	$—	$—	$—	$—
Cash Severance(6)	$6,930,000	$6,930,000	$—	$—	$—	$—
Total	$19,022,966	$21,629,431	$—	$12,027,978	$11,264,313	$12,970,443

(1)
Upon termination for the indicated reasons, Ms. Hale would receive (i) payment of any unpaid portion of her base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Ms. Hale would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change in control, regardless of whether the performance criteria have been satisfied).

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2022 table) multiplied by the closing price of our common shares of $10.59 on December 30, 2022.

(4)
For outstanding performance units granted under the 2015 Equity Incentive Plan or the 2021 Equity Incentive Plan on or after 2021: (i) upon the consummation of a change in control prior to the end of the performance period or upon termination in connection with a change in control, the performance units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change in control; (ii) upon termination during the first 18 months of the performance period, performance units will not convert to restricted shares under any other termination event; and (iii) upon termination without cause or for good reason, or on account of death or disability, in each case 18 months or more after the grant date, a pro-rated number of the performance units are eligible to vest, based on actual achievement of the performance measures through the performance period.

(5)
For outstanding performance units granted under the 2015 Equity Incentive Plan or the 2021 Equity Incentive Plan on or after 2021: (i) upon termination (A) without cause or for good reason, (B) on account of death or disability, (C) 18 months or more after the grant date, as a result of notice from the Company not to extend the term of her employment agreement, or (D) 18 months or more after the grant date, as a result of retirement, in each case, a pro-rated number of the performance units are eligible to vest, based on actual achievement of the performance measures through the performance period, or (ii) upon the consummation of a change in control prior to the end of the performance period, (A) if less than half of the performance period has been completed, performance units will vest as of the date of the change in control at target level, and (B) if at least half of the performance period has been completed, performance units will vest as of the date of the change in control at the greater of target level or the level determined based on actual performance.

(6)
Assumes that 30 days prior notice for termination without cause was provided.

72 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Sean M. Mahoney
Executive Benefits and Payments upon Seperation	Without Cause or For Good Reason Termination on 12/31/2022	Without Cause or For Good Reason Termination upon a Change in Control on 12/31/2022	For Cause or Without Good Reason Termination on 12/31/2022(1)	Death or Disability on 12/31/2022	Retirement on 12/31/2022	Change in Control Only (No Termination of Employment) on 12/31/2022
Bonus Earned in 2022(2)	$608,000	$608,000	$—	$608,000	$608,000	$—
Accelerated Vesting of Non-Vested Time-Based Equity Awards (3)	$2,437,786	$2,437,786	$—	$2,437,786	$2,437,786	$2,437,786
Accelerated Vesting of Non-Vested Performance-Based Equity Awards(4)(5)	$388,058	$1,102,727	$—	$388,058	$178,495	$1,102,727
Medical and Insurance Benefits	$32,494	$32,494	$—	$—	$—	$—
Cash Severance(6)	$1,081,500	$1,081,500	$—	$—	$—	$—
Total	$4,547,838	$5,262,507	$—	$3,433,844	$3,224,281	$3,540,513

(1)
Upon termination for the indicated reasons, Mr. Mahoney would receive (i) payment of any unpaid portion of his base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Mr. Mahoney would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change in control, regardless of whether the performance criteria have been satisfied).

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2022 table) multiplied by the closing price of our common shares of $10.59 on December 30, 2022.

(4)
For outstanding performance units granted under the 2015 Equity Incentive Plan or the 2021 Equity Incentive Plan on or after 2021: (i) upon the consummation of a change in control prior to the end of the performance period or upon termination in connection with a change in control, the performance units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change in control; (ii) upon termination during the first 18 months of the performance period, performance units will not convert to restricted shares under any other termination event; and (iii) upon termination without cause or for good reason, or on account of death or disability, in each case 18 months or more after the grant date, a pro-rated number of the performance units are eligible to vest, based on actual achievement of the performance measures through the performance period.

(5)
For outstanding performance units granted under the 2015 Equity Incentive Plan or the 2021 Equity Incentive Plan on or after 2021: (i) upon termination (A) without cause or for good reason, (B) on account of death or disability, (C) 18 months or more after the grant date, as a result of notice from the Company not to extend the term of his employment agreement, or (D) 18 months or more after the grant date, as a result of retirement, in each case, a pro-rated number of the performance units are eligible to vest, based on actual achievement of the performance measures through the performance period, or (ii) upon the consummation of a change in control prior to the end of the performance period, (A) if less than half of the performance period has been completed, performance units will vest as of the date of the change in control at target level, and (B) if at least half of the performance period has been completed, performance units will vest as of the date of the change in control at the greater of target level or the level determined based on actual performance.

(6)
Assumes 30 days prior notice for termination without cause was provided.

2023 PROXY STATEMENT | 73

EXECUTIVE COMPENSATION

Thomas Bardenett
Executive Benefits and Payments upon Seperation	Without Cause or For Good Reason Termination on 12/31/2022	Without Cause or For Good Reason Termination upon a Change in Control on 12/31/2022	For Cause or Without Good Reason Termination on 12/31/2022(1)	Death or Disability on 12/31/2022	Retirement on 12/31/2022	Change in Control Only (No Termination of Employment) on 12/31/2022
Bonus Earned in 2022(2)	$600,000	$600,000	$—	$600,000	$600,000	$—
Accelerated Vesting of Non-Vested Time-Based Equity Awards (3)	$1,643,060	$1,643,060	$—	$1,643,060	$1,643,060	$1,643,060
Accelerated Vesting of Non-Vested Performance-Based Equity Awards(4)(5)	$215,256	$698,352	$—	$215,256	$101,995	$698,352
Medical and Insurance Benefits	$26,948	$26,948	$—	$—	$—	$—
Cash Severance(6)	$1,100,000	$1,100,000	$—	$—	$—	$—
Total	$3,585,264	$4,068,360	$—	$2,458,316	$2,345,055	$2,341,412

(1)
Upon termination for the indicated reasons, Mr. Bardenett would receive (i) payment of any unpaid portion of his base salary through the effective date of termination; (ii) reimbursement for any outstanding reasonable business expense; (iii) continued insurance benefits to the extent required by law; and (iv) payment of any vested but unpaid rights as may be required independent of the employment agreement.

(2)
Upon termination for the indicated reasons, Mr. Bardenett would receive the pro rata share of any performance bonus earned for the year of termination (and in the case of death, disability or termination in connection with a change in control, regardless of whether the performance criteria have been satisfied).

(3)
Amount calculated as the number of common shares that have not vested (from the Outstanding Equity Awards at Fiscal Year-End December 31, 2022 table) multiplied by the closing price of our common shares of $10.59 on December 30, 2022.

(4)
For outstanding performance units granted under the 2015 Equity Incentive Plan or the 2021 Equity Incentive Plan on or after 2021: (i) upon the consummation of a change in control prior to the end of the performance period or upon termination in connection with a change in control, the performance units will convert to restricted shares and such shares will immediately vest, based on actual achievement of the performance measures as of the date of the change in control; (ii) upon termination during the first eighteen months of the performance period, performance units will not convert to restricted shares under any other termination event; and (iii) upon termination without cause or for good reason, or on account of death or disability, in each case 18 months or more after the grant date, a pro-rated number of the performance units are eligible to vest, based on actual achievement of the performance measures through the performance period.

(5)
For outstanding performance units granted under the 2015 Equity Incentive Plan or the 2021 Equity Incentive Plan on or after 2021: (i) upon termination (A) without cause or for good reason, (B) on account of death or disability, (C) 18 months or more after the grant date, as a result of notice from the Company not to extend the term of his employment agreement, or (D) 18 months or more after the grant date, as a result of retirement, in each case, a pro-rated number of the performance units are eligible to vest, based on actual achievement of the performance measures through the performance period, or (ii) upon the consummation of a change in control prior to the end of the performance period, (A) if less than half of the performance period has been completed, performance units will vest as of the date of the change in control at target level, and (B) if at least half of the performance period has been completed, performance units will vest as of the date of the change in control at the greater of target level or the level determined based on actual performance.

(6)
Assumes 30 days prior notice for termination without cause was provided.

74 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Equity Compensation Plan Information
The following table gives information about our common shares that may be issued under our 2021 Equity Incentive Plan as of December 31, 2022.
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by shareholders	1,275,303(1)	—	3,560,347
Equity compensation plans not approved by shareholders	—	—	—
Total	1,275,303	—	3,560,347

(1)
This total represents the total number of restricted common shares that may be granted under the 2021 Equity Incentive Plan in connection with the conversion of performance units, assuming target performance is achieved. The number of restricted common shares to be issued may be lower if target performance is not achieved. See “Compensation Discussion and Analysis—Components of Executive Officer Compensation—Multi-Year Performance Equity Awards.”

CEO Pay Ratio Disclosure
Presented below is the ratio of annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer). The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
In identifying our median employee, we calculated the annual total cash compensation of each employee for the 12-month period ended on December 31, 2022. Total cash compensation for these purposes included base salary, bonus, the value of restricted shares that vested during 2022 and dividends on unvested Company restricted shares and was calculated using internal payroll/tax records. We did not apply any cost-of-living adjustments as part of the calculation.
We selected the median employee based on the full-time, part-time, temporary and seasonal workers who were employed as of December 31, 2022. We have no non-US employees.
Our Chief Executive Officer for the 12-month period that ended on December 31, 2022, was Ms. Hale. The 2022 annual compensation as determined under Item 402 of Regulation S-K for Ms. Hale, our Chief Executive Officer at December 31, 2022, the date on which the median employee was identified, was $8,354,370.
The 2022 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $181,525. The ratio of our Chief Executive Officer’s annual total compensation to our median employee’s total compensation for fiscal year 2022 is 46.0 to 1.

2023 PROXY STATEMENT | 75

EXECUTIVE COMPENSATION

Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2020, 2021 and 2022 calendar years. Note that compensation for our NEOs other than our principal executive officer (“PEO”) is reported as an average.
Year	Summary Compensation Table Total for PEO(1)(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for non-PEO NEOs(1)(2)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of initial fixed $100 Investment based on:		Net Income ($mm)	Comparable Hotel EBITDA ($mm)(5)
					Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)
2022	$8,354,370	$1,305,337	$2,711,175	$1,162,789	$60.86	$72.15	$42	$370
2021	$16,300,593	$12,578,908	$3,921,652	$2,958,736	$79.15	$85.25	$(311)	$203
2020	$6,993,771	$8,012,927	$2,396,123	$2,476,082	$80.19	$74.09	$(409)	$4

(1)
For each fiscal year, our PEO and other NEOs included the individuals indicated in the table below:

	2020	2021	2022
PEO	Ms. Hale	Ms. Hale	Ms. Hale
Other NEO	Mr. Johnson	Mr. Johnson	Mr. Johnson
Other NEO	Mr. Mahoney	Mr. Mahoney	Mr. Mahoney
Other NEO	N/A	N/A	Mr. Bardenett

(2)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 62 of this Proxy Statement. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
Compensation actually paid to our PEO and other NEOs represents the “Total” compensation reported in the SCT for the applicable fiscal year, adjusted as follows:

	2020		2021		2022
	PEO	Avg. Other NEOs	PEO	Avg. Other NEOs	PEO	Avg. Other NEOs
Summary Compensation Table Total(a)	$6,993,771	$2,396,123	$16,300,593	$3,921,652	$8,354,370	$2,711,175
Deduction for amounts reported in the “Stock Awards” and “Option Awards” columns in the SCT for applicable FY	$(4,782,580)	$(1,314,152)	$(13,904,935)	$(2,782,664)	$(5,801,717)	$(1,499,005)
Increase in fair value of awards granted during applicable FY that remain unvested as of applicable FY end, determined as of applicable FY end	$6,383,205	$1,753,969	$12,109,960	$2,418,637	$3,856,627	$997,491
Change in fair value of awards granted during prior FY that were outstanding and unvested as of applicable FY end, determined based on change in fair value from prior FY end to applicable FY end	$(447,801)	$(201,186)	$(2,009,371)	$(625,069)	$(5,344,802)	$(1,110,460)
Change in fair value of awards granted during prior FY that vested during applicable FY, determined based on change in fair value from prior FY end to vesting date	$(190,352)	$(186,479)	$39,270	$14,648	$98,371	$29,130
Increase based on dividends or other earnings paid during applicable FY prior to vesting date	$56,684	$27,807	$43,391	$11,532	$142,488	$34,458
Total adjustments	$1,019,156	$79,959	$(3,721,685)	$(962,916)	$(7,049,033)	$(1,548,386)
Compensation Actually Paid Total	$8,012,927	$2,476,082	$12,578,908	$2,958,736	$1,305,337	$1,162,789

(a)
Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (i) for solely time-vested restricted shares awards, the closing price per share on the applicable year-end date(s) or, in the case of vesting dates, the closing price per share on the applicable vesting dates and (ii) for

76 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

market-based performance share units, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s). For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended 2022 and prior fiscal years.
(4)
For the relevant fiscal year, represents the cumulative TSR of the Company and of the Dow Jones U.S. Select Real Estate Hotels Index (the “Peer Group TSR”).

(5)
Comparable Hotel Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) is a non-GAAP measure. Hotel EBITDA is defined as net income or loss excluding: (1) interest expense; (2) income tax benefit or expense; (3) depreciation and amortization expense; (4) certain items considered outside the normal course of operations; (5) corporate-level expenses; and (6) certain non-cash items to provide a more complete understanding of the operating results over which individual hotels and operators have direct control. Comparable Hotel EBITDA adjusts Hotel EBITDA to include the operating results for all hotels owned as of the last day of the reporting period, which includes operating results derived from information provided by the sellers of the hotels for periods prior to our ownership and excludes the operating results from sold hotels that were not owned as of the last day of the reporting period. The following table provides a reconciliation of GAAP net income (loss) to Comparable Hotel EBITDA for the years ended December 31, 2022, 2021 and 2020 (in thousands):

	For the year ended December 31,
	2022	2021	2020
Net income (loss)	$42,215	$(311,088)	$(408,802)
Depreciation and amortization	184,875	187,778	194,168
Interest expense, net	88,596	105,370	95,932
Income tax expense	1,518	1,188	51,970
Adjustments related to unconsolidated joint ventures(a)	1,519	1,633	2,237
EBITDA	318,723	(15,119)	(64,495)
(Gain) loss on sale of hotel properties, net	(1,017)	2,378	(2,703)
Impaiment losses	—	144,845	—
Impaiment losses of unconsolidated joint ventures(b)	—	—	6,546
EBITDAre	317,706	132,104	(60,652)
Transaction costs	(345)	94	(158)
Pre-opening costs	2,258	144	—
Loss (gain) on extinguishment of indebtedness, net	39	(893)	—
Amortization of share-based compensation	21,664	17,054	12,200
Corporate and property-level severance(c)	—	904	8,653
Derivative (gains) losses in accumulated other comprehensive loss (incomed) reclassified to earnings(d)	(5,866)	10,658	—
Other expenses (income)(e)	1,067	1,942	(1,125)
Adjusted EBITDA	336,523	162,007	(41,082)
General and administrative(f)	34,666	30,472	28,941
Other corporate adjustments(g)	(569)	(784)	682
Consolidated Hotel EBITDA	370,620	191,695	(11,459)
Comparable adjustments-(income) loss from sold hotels	(1,186)	7,565	19,128
Comparable adjustments-income (loss) from acquired hotels	558	3,441	(3,258)
Comparable Hotel EBITDA	$369,992	$202,701	$4,411
Note:
(a)
Includes our ownership interest in the interest, depreciation, and amortization expense of the unconsolidated joint ventures.

(b)
Includes our ownership interest in the impairment loss of one of our unconsolidated joint ventures.

(c)
The year ended December 31, 2021 includes severance for associates at hotels operating under collective bargaining agreements. The year ended December 31, 2020 includes $6.7 million related to severance for associates at our New York City hotels operating under collective bargaining agreement.

(d)
Reclassification of interest rate swap (gains) losses from accumulated other comprehensive income (loss) to earnings for discontinued interest rate hedges.

2023 PROXY STATEMENT | 77

EXECUTIVE COMPENSATION

(e)
Represents expenses and income outside of the normal course of operations including debt modification costs, legal and other costs, and hurricane-related costs that were not reimbursed by insurance. Other income for the year ended December 31, 2020 includes a benefit of $1.8 million due to the reversal of an excess accrued liability related to a labor matter.

(f)
Excludes amortization of share-based compensation costs reflected in Adjusted EBITDA.

(g)
Other corporate adjustments include property-level adjustments and certain revenues and expenses at corporate entities. These items include interest income, amortization of deferred management fees, key money amortization, ground rent amortization, legal fees, revenues and expenses associated with non-hotel properties, income (loss) from unconsolidated entities, internal lease rent expense, and other items.

78 | investor.rljlodgingtrust.com

EXECUTIVE COMPENSATION

Relationship Between Financial Measures
The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, (ii) our Peer Group TSR, (iii) our net income, and (iv) our Comparable Hotel EBITDA, in each case, for the fiscal years ended December 31, 2020, 2021 and 2022.

PEO Pay versus TSR 2020 - 2022
$120
$100
$80
$60
$40
$20
$0
Indexed Total Shareholder Return
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($mm)
2019
2020
2021
2022
SCT - PEO
CAP - PEO
RLJ TSR
Index TSR

PEO Pay Versus net income 2020 - 2022
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
($300)
($350)
($400)
($450)
Annual Net Income ($mm)
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($mm)
2020
2021
2022
Net Income
SCT - PEO
CAP - PEO

Avg. non-PEO NEO Pay versus TSR 2020 - 2022
$120
$100
$80
$60
$40
$20
$0
Indexed Total Shareholder Return
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Compensation Actually Paid ($mm)
2019
2020
2021
2022
SCT - Avg. NEO
CAP - Avg. NEO
RLJ TSR
Index TSR

Avg. non-PEO NEO Pay versus net income 2020 - 2022
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
($300)
($350)
($400)
($450)
Annual Net Income ($mm)
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Compensation Actually Paid ($mm)
2020
2021
2022
Net Income
SCT - Avg. NEO
CAP - Avg. NEO

Pay Versus Performance Tabular List
The following performance measures represent the most important financial measures used by us to link compensation actually paid to our PEO and other NEOs for the fiscal year ended December 31, 2022:
•
Comparable Hotel EBITDA;

•
Revenue Per Available Room (“RevPAR”); and

•
Total Shareholder Return

2023 PROXY STATEMENT | 79

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Owners and Management
Principal Shareholders
The following table sets forth certain information regarding the beneficial ownership of our common shares and units of limited partnership interest of RLJ Lodging Trust, L.P., which we refer to as the operating partnership, as of March 16, 2023 by (a) each of our trustees, (b) each of our NEOs, (c) all of our trustees and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our common shares. Operating partnership units (the “OP units”) are redeemable for an equal number of our common shares or cash, at our election, beginning one year after the date of issuance. Unless otherwise indicated, all shares and OP units are owned directly and the indicated person has sole voting and dispositive power with respect to such shares or OP units. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A shareholder is also deemed to be, as of any date, the beneficial owner of all securities that such shareholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.

Unless otherwise indicated, the address of each person listed below is c/o RLJ Lodging Trust, 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814.
Name	Number of Shares and OP Units Beneficially Owned	% of All Shares(1)	% of All Shares and OP Units(2)
Trustees and Executive Officers
Robert L. Johnson(3)	1,693,704	1.0	1.0
Leslie D. Hale(4)	1,507,208	*	*
Sean M. Mahoney(4)	378,433	*	*
Thomas Bardenett(4)	287,909	*	*
Evan Bayh	72,860	*	*
Arthur R. Collins	42,887	*	*
Nathaniel A. Davis	70,146	*	*
Patricia L. Gibson(5)	83,684	*	*
Robert M. La Forgia	84,746	*	*
Robert J. McCarthy	38,207	*	*
Robin Zeigler	7,472	*	*
All trustees and executive officers as a group (11 persons)	4,267,256	2.6%	2.6%
More than Five Percent Beneficial Owners(2)
The Vanguard Group – 23-1945930(6)	24,312,688	15.0%	15.0%
BlackRock, Inc.(7)	16,468,096	10.2%	10.1%
FMR LLC(8)	13,657,826	8.4%	8.4%

*
Less than 1%

(1)
The total number of shares deemed outstanding and used in calculating this percentage for the named person(s) is the sum of (a) 161,652,508 common shares outstanding as of March 16, 2023 and (b) the number of common shares issuable to such person(s) upon redemption of limited partnership units owned by such person(s). Amounts shown for individuals assume that all OP units held by the person have been redeemed for our common shares, and amounts for all trustees and executive officers as a group assume all OP units held by such persons, if any, have been redeemed for our common shares.

80 | investor.rljlodgingtrust.com

STOCK OWNERSHIP INFORMATION

(2)
The total number of shares and units deemed outstanding and used in calculating this percentage for the named person(s) isthe sum of (a) 161,652,508 common shares outstanding as of March 16, 2023 and (b) 771,831 limited partnership units outstanding as of March 16, 2023 (other than such units held by us).

(3)
Includes 335,250 OP units received by Mr. Johnson in connection with the formation transactions effected in connection with our IPO and restricted common shares subject to time vesting.

(4)
Includes restricted common shares subject to time vesting.

(5)
Includes 79,635 common shares plus 4,049 common shares issuable upon conversion of the preferred.

(6)
Based on information provided by The Vanguard Group in a Schedule 13G/A filed with the SEC on February 9, 2023. The Vanguard Group, Inc. is the beneficial owner of 24,312,688 shares, of which it has sole voting power with respect to 0 shares, sole dispositive power with respect to 23,896,124 shares, shared voting power with respect to 254,964 shares and shared dispositive power with respect to 416,564 shares. The address of The Vanguard Group, as reported by it in the Schedule 13G/A, is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on January 23, 2023. BlackRock, Inc. is the beneficial owner of 16,468,096 shares, of which it has sole voting power with respect to 15,942,657 shares and sole dispositive power with respect to all of the shares. Blackrock, Inc. has indicated that it filed the Schedule 13G/A on behalf of the following subsidiaries: BlackRock Life Limited; BlackRock Advisors, LLC; Aperio Group, LLC; BlackRock (Netherlands) B.V.; BlackRock Institutional Trust Company, National Association; BlackRock Asset Management Ireland Limited; BlackRock Financial Management, Inc.; BlackRock Japan Co., Ltd.; BlackRock Asset Management Schweiz AG; BlackRock Investment Management, LLC; BlackRock Investment Management (UK) Limited; BlackRock Asset Management Canada Limited; BlackRock Investment Management (Australia) Limited; BlackRock Fund Advisors; and BlackRock Fund Managers Ltd. The address of BlackRock, Inc., as reported by it in the Schedule 13G/A, is 55 East 52nd Street, New York, NY 10055.

(8)
Based on information provided by FMR LLC in a Schedule 13G/A filed with the SEC on February 9, 2023. FMR LLC is the beneficial owner of 13,657,826 shares, of which it has sole voting power with respect to 13,648,667 shares and sole dispositive power with respect to all of the shares. FMR LLC has indicated that it filed the Schedule 13G/A on behalf of the following subsidiaries: FIAM LLC; Fidelity Institutional Asset Management Trust Company; and Fidelity Management & Research Company LLC. The address of FMR LLC as reported by it in the Schedule 13G/A is 245 Summer Street, Boston, MA 02210.

Certain Relationships and Related Party Transactions
Related Party Transactions Policy
The Board has adopted a written Related Party Transactions Policy to further the goal of ensuring any related person transaction is properly reviewed, approved by the Audit Committee or all of the disinterested trustees of the Board, and fully disclosed in accordance with the rules and regulations of the SEC and the NYSE. The Related Party Transactions Policy applies to transactions or arrangements between the Company and any related person, including trustees, trustee nominees, executive officers, greater than 5% shareholders and the immediate family members of each of these groups. The Related Party Transactions Policy does not, however, apply with respect to general conflicts between the interests of the Company and our employees, officers and trustees, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with our Code of Business Conduct and Ethics and other procedures and guidelines implemented by us from time to time.
Under the Related Party Transactions Policy, our trustees and executive officers are responsible for identifying and reporting to our chief compliance officer any proposed transaction with a related person. The Audit Committee will approve, ratify or reject the transaction or refer the transaction to the full Board or another appropriate committee, in its discretion. All related party transactions will be disclosed to the full Board.
The Audit Committee reviews our Related Party Transactions Policy annually and reports the results of such reviews to the Board.

2023 PROXY STATEMENT | 81

STOCK OWNERSHIP INFORMATION

Related Party Transactions
Our transactions with related parties consist of the following:
INDEMNIFICATION AGREEMENTS FOR OFFICERS AND TRUSTEES
We entered into indemnification agreements with each of our executive officers and trustees that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that, if a trustee or executive officer is a party or is threatened to be made a party to any proceeding by reason of such trustee’s or executive officer’s status as our trustee, officer or employee, we must indemnify such trustee or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:
•
the act or omission of the trustee or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty

•
the trustee or executive officer received an improper personal benefit in money, property or services

•
with respect to any criminal action or proceeding, the trustee or executive officer had reasonable cause to believe that his or her conduct was unlawful

However, we will have no obligation (1) to indemnify such trustee or executive officer for a proceeding by or in the right of the Company, for expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, if it has been adjudged that such trustee or executive officer is liable to us with respect to such proceeding, or (2) to indemnify or advance expenses of such trustee or executive officer for a proceeding brought by such trustee or executive officer against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the Maryland General Corporation Law (“MGCL”) or as otherwise provided by our bylaws, our Declaration of Trust, a resolution of our Board or an agreement approved by our Board. Under the MGCL, a Maryland corporation may not indemnify a trustee or officer in a suit by or in the right of the corporation in which the trustee or officer was adjudged liable on the basis that a personal benefit was improperly received.
Upon application by one of our trustees or executive officers to a court of appropriate jurisdiction, the court may order indemnification of such trustee or executive officer if:
•
the court determines that such trustee or executive officer is entitled to indemnification under Section 2-418(d)(1) of the MGCL, in which case the trustee or executive officer shall be entitled to recover from us the expenses of securing such indemnification

•
the court determines that such trustee or executive officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the trustee or executive officer has met the standards of conduct set forth in Section 2-418(b) of the MGCL or has been adjudged liable for receipt of an “improper personal benefit” under Section 2-418(c) of the MGCL; provided, however, that our indemnification obligations to such trustee or executive officer will be limited to the expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with any proceeding by us or in our right or in which such trustee or executive officer shall have been adjudged liable for receipt of an improper personal benefit under Section 2-418(c) of the MGCL

Notwithstanding, and without limiting, any other provisions of the indemnification agreements, if a trustee or executive officer is a party or is threatened to be made a party to any proceeding by reason of such trustee’s or executive officer’s status as our trustee, executive officer or employee, and such trustee or executive officer is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such proceeding, we must indemnify such trustee or executive officer for all expenses actually and reasonably incurred by him or her, or on his or her behalf, in connection with each successfully resolved claim, issue or matter, including any claim, issue or matter in such a proceeding that is terminated by dismissal, with or without prejudice.
We must pay all indemnifiable expenses in advance of the final disposition of any proceeding if the trustee or executive officer furnishes us with a written affirmation of the trustee’s or executive officer’s good faith belief that the standard of conduct necessary for indemnification by us has been met and a written undertaking to reimburse us if a court of competent jurisdiction determines that the trustee or executive officer is not entitled to indemnification.
Our Declaration of Trust and bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (1) any present or former trustee or officer (including any individual who, at our request, serves or has served as a director, trustee, officer, partner, member, employee or agent of another real estate investment trust, corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise) against any claim or liability to which he or she may

82 | investor.rljlodgingtrust.com

STOCK OWNERSHIP INFORMATION

become subject by reason of service in such capacity, and (2) any present or former trustee or officer who has been successful in the defense of a proceeding to which he or she was made a party by reason of service in such capacity. Our Declaration of Trust and bylaws also permit us, with the approval of our Board, to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and to any employee or agent of the Company or a predecessor of the Company.

REGISTRATION RIGHTS AGREEMENT
In connection with our formation transactions, our operating partnership issued an aggregate of 894,000 OP units to RLJ Development (an entity in which Mr. Johnson holds an equity interest) as consideration for substantially all of its assets and liabilities. Upon completion of our IPO and our formation transactions, we entered into a registration rights agreement with RLJ Development relating to the OP units. Under the registration rights agreement, subject to certain exceptions, we are required to use commercially reasonable efforts to cause to be filed a registration statement covering the resale of our common shares issuable, at our option, in exchange for OP units issued in our formation transactions. In addition, we are required, upon request from the parties subject to such registration rights agreement, to use our commercially reasonable efforts to register for resale the common shares issued in connection with the redemption of such OP units; provided, however, the holders of such common shares issued in connection with the redemption of OP units collectively may not exercise such registration rights more than once in any consecutive six month period. Under such registration rights agreement, such holders are entitled to receive notice of any underwritten public offering on behalf of investors in RLJ Lodging Fund II, L.P. (and its parallel fund) and RLJ Real Estate Fund III, L.P. (and its parallel fund) receiving our common shares in our formation transactions at least 10 business days prior to the anticipated filing date of such registration statement. Such holders may request in writing within five business days following receipt of such notice to participate in such underwritten public offering; provided that if the aggregate dollar amount or number of common shares as to which registration has been demanded exceeds the maximum dollar amount or maximum number of securities that can be sold in such offering without adversely affecting its success, the common shares issued in connection with the redemption of OP units may be excluded from such underwritten public offering. We have filed registration statements in satisfaction of the foregoing obligations that are currently effective.

SUBLEASE AGREEMENT WITH RLJ COMPANIES
In 2015, following the termination of a sublease with RLJ Companies for office space, we entered into an Executive Suite Agreement with RLJ Companies, pursuant to which RLJ Companies subleases from us 2,497 rentable square feet of office space in our corporate headquarters for RLJ Companies’ use. Under the terms of the Executive Suite Agreement, RLJ Companies pays us monthly rent in an amount equal to rent payable by us under the lease agreement with respect to the number of rentable square feet RLJ Companies occupies under the Executive Suite Agreement. RLJ Companies’ obligation to pay rent includes the base rent and all additional rent payable with respect to such space under the lease (e.g., increases in real estate taxes and operating expenses). As of December 31, 2022, RLJ Companies subleased approximately 2,497 rentable square feet of office space from us. In 2023, the total amount payable by RLJ Companies under the Executive Suite Agreement is approximately $95,565.
In addition, the Company expects to pay $35,974 for its portion of the compensation of one employee who serves as a joint resource for both RLJ Companies and the Company.

2023 PROXY STATEMENT | 83

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Information Concerning Solicitation and Voting
The enclosed proxy card is solicited on behalf of the Board of Trustees of RLJ Lodging Trust, a Maryland real estate investment trust, for use at the Annual Meeting of Shareholders to be held:

WHEN
Friday, April 28, 2023 12:30 p.m. Eastern Time (or at any adjournment or postponement thereof)
WHERE
The meeting will be held in a virtual format through a live webcast; you will be able to participate by first registering at http://register.proxypush.com/RLJ
RECORD DATE
Shareholders of record at the close of business on Thursday, March 16, 2023 are entitled to vote

We are first mailing the Notice, this Proxy Statement, the enclosed proxy card and our 2022 Annual Report to Shareholders on or about March 30, 2023 to all shareholders entitled to vote at the Annual Meeting. Our principal executive office is located at:
RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
www.rljlodgingtrust.com
We make our current and periodic reports that are filed with the SEC available, free of charge, on our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

About the Meeting
WHAT IS RLJ LODGING TRUST?

RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust that owns primarily premium-branded, rooms-oriented, high-margin focused-service and compact full-service hotels in heart of demand locations. As of December 31, 2022, the Company’s portfolio consists of 96 hotels with 21,200 rooms located in 23 states and the District of Columbia. The Board and management believe the Company is well-positioned for continued success with a proven investment strategy, a high-quality diversified portfolio, a solid balance sheet and an attractive cash flow profile.
WHY AM I RECEIVING THIS PROXY STATEMENT?

This Proxy Statement contains information related to the solicitation of proxies for use at our 2023 Annual Meeting of Shareholders for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. This solicitation is made by RLJ Lodging Trust on behalf of our Board. “We,” “our,” “us,” and the “Company” refer to RLJ Lodging Trust.

84 | investor.rljlodgingtrust.com

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHAT AM I BEING ASKED TO VOTE ON AND HOW DOES THE BOARD RECOMMEND THAT I VOTE?

You are being asked to vote on the following proposals:
Proposal		Board Recommendation	For more information, see page
1	The election of the nine trustee nominees named in this Proxy Statement, each for a term expiring at the 2024 annual meeting of shareholders	FOR EACH TRUSTEE NOMINEE	9

2	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023	FOR	39
3	The approval, on a non-binding advisory basis, of the compensation of our named executive officers (“Say-on-Pay”)	FOR	43
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common shares at the close of business on Thursday, March 16, 2023, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our common shares constitute the only class of securities entitled to vote at the meeting.
WHAT ARE THE VOTING RIGHTS OF SHAREHOLDERS?

Each common share outstanding on the record date entitles its holder to cast one vote on each matter to be voted on.
HOW MANY TRUSTEES CAN I VOTE FOR?

Shareholders can vote for up to nine nominees for trustee. We recommend that you vote “FOR” each of our nominees for trustee.
WHO CAN ATTEND THE ANNUAL MEETING?

All holders of our common shares at the close of business on Thursday, March 16, 2023, the record date for the Annual Meeting, or their duly appointed proxies, are authorized to participate in the Annual Meeting.

Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.
WHY ARE YOU HOLDING A VIRTUAL ANNUAL MEETING?

To encourage higher levels of shareholder participation while also helping us reduce the financial and environmental costs associated with the Annual Meeting, this year’s Annual Meeting will be held in a virtual meeting format only.
Shareholders at the virtual meeting will have the same rights as at an in-person meeting, including the rights to vote and ask questions at the virtual meeting. We believe that hosting a virtual meeting provides expanded access, improved communication and cost savings for our shareholders and the Company. You may vote during the virtual Annual Meeting by following the instructions that will be available on the virtual meeting website during the meeting. In addition, the virtual format allows shareholders to communicate with us in advance of, and during, the virtual Annual Meeting so they can ask questions of our Board of Trustees or management. Just like we did at last year’s virtual meeting and during our prior in-person meetings, during the live Q&A session of the virtual Annual Meeting, we will answer questions as they come in and address those asked in advance, to the extent relevant to the business of the virtual Annual Meeting, as time permits. In the event any pertinent questions cannot be answered during the meeting due to time constraints, such questions and management’s answers will be made publicly available on our investor relations website (along with a replay of the virtual Annual Meeting) promptly after the virtual Annual Meeting.
If you wish to submit a question, you may do so in a few ways. If you want to submit a question before the meeting, then beginning March 30, 2023 and until 11:59 p.m. on April 27, 2023, you may submit questions when completing the registration process. Alternatively, if you want to submit your question or make a comment

2023 PROXY STATEMENT | 85

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

during the meeting, log into the virtual meeting platform using your unique join link described below and type your question into the “Ask a Question” field. Off-topic, personal or other inappropriate questions will not be answered.
HOW DO I PARTICIPATE AND VOTE SHARES AT THE VIRTUAL ANNUAL MEETING?

The virtual Annual Meeting will convene at 12:30 p.m. Eastern Time on April 28, 2023. You will be able to participate in the virtual Annual Meeting by first registering at http://register.proxypush.com/RLJ. You will receive a meeting invitation by e-mail with your unique join link prior to the meeting date. Shareholders will be able to listen, vote and submit questions during the virtual meeting.
If you are a registered holder, your virtual control number will be on your proxy card.
If you hold your shares beneficially through a bank or broker, you will be asked to provide certain information during the registration process that will enable you to vote your shares during the Annual Meeting. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of share ownership, are provided as part of your registration process.
The virtual Annual Meeting is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet or WiFi connection wherever they intend to participate in the virtual Annual Meeting. Participants should also give themselves plenty of time to dial-in to the virtual meeting or log in and ensure that they can hear audio prior to the start of the virtual Annual Meeting.
There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live audio webcast. Please be sure to check in by 12:00 p.m. Eastern Time on April 28, 2023, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please contact the technical support number included in your instructional email or call 800-468-9716.
Even if you plan to participate in the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to participate in the virtual Annual Meeting. We will provide a physical location to view the webcast if requested by a shareholder in writing by contacting the Corporate Secretary at RLJ Lodging Trust, 3 Bethesda Metro Center, Suite 1000, Bethesda, MD 20814. Please note that no members of management or the Board will be in attendance at the physical location.
A replay of the meeting, as well as any questions pertinent to meeting matters and management’s answers (including any questions that could not be answered during the meeting due to time constraints), will be made publicly available on our investor relations website promptly after the virtual Annual Meeting.
WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

Many shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
•
Shareholder of Record
If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the shareholder of record of those shares and these proxy materials are being sent directly to you by us.

•
Beneficial Owner
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the virtual Annual Meeting. Moreover, you may vote your shares in person at the Annual Meeting by providing certain information, including the registered name on your account and the name of your broker, bank or other nominee, as part of the registration process.

HOW WILL MY SHARES BE VOTED IF I DO NOT PROVIDE SPECIFIC VOTING INSTRUCTIONS IN THE PROXY CARD THAT I SUBMIT?

If you submit a proxy card without giving specific voting instructions on one or more matters listed in the notice for the meeting, your shares will be voted as recommended by our Board on such matters, and as the proxy holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the meeting.
MAY I CHANGE OR REVOKE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. You may change or revoke a previously granted proxy at any time before it is exercised by (i) filing with our Corporate Secretary a notice of revocation or a duly executed proxy bearing a later date or (ii) attending the meeting and voting at the annual meeting. Please note that attendance at the meeting, in itself, will not constitute a revocation of a previously granted proxy.

86 | investor.rljlodgingtrust.com

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

If your shares are held in street name, then you may submit new voting instructions by contacting your broker or nominee. You may also vote in person at the virtual Annual Meeting if you obtain a legal proxy from your broker.
You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.
WHAT WILL CONSTITUTE A QUORUM AT THE ANNUAL MEETING?

The presence at the virtual Annual Meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on Thursday, March 16, 2023 will constitute a quorum, permitting the shareholders to conduct business at the meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the March 16, 2023 record date, there were 161,652,508 common shares outstanding.

HOW MANY VOTES ARE NEEDED FOR THE PROPOSALS TO PASS?

The proposals to be voted on at the Annual Meeting have the following voting requirements:
Proposal		Vote Required	Abstentions	Broker Discretionary Voting Allowed
1	Election of Trustees	Affirmative vote of a majority of the votes cast	No effect	No
2	Ratification of the Appointment of PricewaterhouseCoopers LLP	Affirmative vote of a majority of the votes cast	No effect	Yes
3	Non-binding Advisory Vote to Approve Named Executive Officer Compensation	Affirmative vote of a majority of the votes cast	No effect	No
•
Proposal 1 (Election of Trustees)
As provided in our bylaws, to be elected in an uncontested election, trustee nominees must receive the affirmative vote of a majority of the votes cast, which means that the number of shares voted for a nominee must exceed the number of shares voted against that nominee. There is no cumulative voting in the election of trustees. If you submit the proxy card and do not indicate otherwise, your shares will be voted FOR each of the nine nominees named in Proposal 1 in this Proxy Statement. If an incumbent trustee fails to be re-elected by a majority of votes cast, that trustee is required under our bylaws to tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board is required to act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified. Notwithstanding the foregoing, our bylaws require the Board to accept any such resignation if the nominee has received more votes against than for his or her election at each of two consecutive annual meetings of shareholders.

•
Proposal 2 (Ratification of PricewaterhouseCoopers LLP)

The affirmative vote of a majority of the votes cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023, which is considered a routine matter.
•
Proposal 3 (Non-Binding Advisory Vote to Approve Named Executive Officer Compensation)
The affirmative vote of a majority of the votes cast is required for approval of the advisory (non-binding) vote to approve the compensation of our named executive officers.

WHAT EFFECT DO WITHHOLD VOTES, ABSTENTIONS AND BROKER NON-VOTES HAVE ON THE PROPOSALS?

•
Abstentions
For purposes of each of Proposals 1, 2 and 3, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•
Broker Non-Votes
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the underlying beneficial owners. If that happens, the nominees may vote those shares only on matters deemed “routine”

2023 PROXY STATEMENT | 87

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

by the New York Stock Exchange (the “NYSE”), the exchange on which our common shares are listed. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.” Under NYSE rules, Proposals 1 (election of trustees) and 3 (say-on-pay) are considered non-routine. Proposal 2 (Ratification of PricewaterhouseCoopers LLP) is the only proposal that is considered “routine” under the NYSE rules. Accordingly, if you are a beneficial owner and your shares are held in the name of a broker, the broker is permitted to vote your shares on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm even if the broker does not receive voting instructions from you. Consequently, if you do not give your broker instructions, your broker will not be able to vote on any of the non-routine proposals. If you are a beneficial holder and want your vote to count on these non-routine proposals, it is critical that you instruct your broker how to vote your shares. Consequently, if you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of PricewaterhouseCoopers LLP. If your shares are voted on this item as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine items and will not be counted in determining the number of shares necessary for approval of the non-routine items, although they will count for purposes of determining whether a quorum exists.
WILL ANY OTHER MATTERS BE VOTED ON?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by our Board, or, if no such recommendation is given, in the discretion of the proxy holders.
HOW DO I VOTE?

SHAREHOLDERS OF RECORD
Have your proxy card in hand and follow the instructions.
BY TELEPHONE Dial toll-free 24/7 1-866-883-3382
BY INTERNET Visit 24/7 www.proxypush.com/rlj
BY MAIL Complete, date and, sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE Scan the QR code
The deadline to vote by phone or electronically is 11:59 p.m. Central Time on April 27, 2023. If you vote by phone or electronically, you do not need to return a proxy card.
If you are a beneficial owner and your shares are held by a bank or broker, you should follow the instructions provided to you by the bank or broker. Although most banks and brokers now offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their voting arrangements.
IF I PLAN TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING, SHOULD I STILL VOTE BY PROXY?

Yes. Voting in advance does not affect your right to participate in the virtual Annual Meeting. If you send in your proxy card and also attend the virtual Annual Meeting, you do not need to vote again at the virtual Annual Meeting unless you want to change your vote. Shareholders of record will be able to vote your shares during the virtual Annual Meeting. Beneficial owners who wish to vote in person at the virtual Annual Meeting must request a legal proxy from their brokerage firm, bank, trustee or other agent and submit that legal proxy during the virtual Annual Meeting.
You are encouraged to monitor our investor relations website at investor.rljlodgingtrust.com for updated information about the Annual Meeting.

88 | investor.rljlodgingtrust.com

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

HOW ARE PROXY CARD VOTES COUNTED?

If the accompanying proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote:
•
FOR each of the Board’s nominees named in Proposal 1 of this Proxy Statement;

•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

•
FOR the advisory (non-binding) “Say-on-Pay” vote to approve the compensation of our named executive officers.

•
As recommended by our Board with regard to any other matters that may properly come before the meeting, or, if no such recommendation is given, in their own discretion.

WHO WILL COUNT THE VOTES?

The Inspector of Election appointed for the Annual Meeting will separately tabulate the affirmative and negative votes, withheld votes, abstentions and broker non-votes.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We will report preliminary voting results by filing a Current Report on Form 8-K within four business days following the date of the Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.
WHO PAYS THE COSTS OF SOLICITING PROXIES AND WHAT SOLICITATION METHODS MAY BE EMPLOYED?

We will bear the entire costs of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional solicitation material furnished to our shareholders. These additional materials may be furnished by mail and electronic means. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners, and we expect to reimburse the corresponding forwarding expenses. In addition to soliciting proxies by mail, certain of our officers, trustees and other employees, without additional compensation, may solicit proxies personally (by telephone or other personal contact) or by other appropriate means.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON April 28, 2023
This Proxy Statement, our 2022 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2022 are available at http://www.rljlodgingtrust.com/meeting.html.
2023 PROXY STATEMENT | 89

ADDITIONAL INFORMATION

Other Matters to Come Before the 2023 Annual Meeting
No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by our Board, or, if no such recommendation is given, in their own discretion.

Shareholder Proposals and Nominations for the 2024 Annual Meeting
Any shareholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the next annual meeting of shareholders must be received at our principal executive offices no later than December 1, 2023. However, if we hold our 2024 annual meeting on a date that is more than 30 days before or after April 28, 2024, shareholders must submit proposals for inclusion in our 2024 proxy statement within a reasonable time before we begin to print our proxy materials.
In addition, any shareholder who wishes to propose a nominee to the Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the shareholders for the 2024 Annual Meeting must be received no earlier than November 1, 2023, and no later than December 1, 2023.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of trustee nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 28, 2024.

Householding of Proxy Materials
If you and other residents at your mailing address own common shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Annual Report and Proxy Statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to:
Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717
1-800-542-1061
The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this Proxy Statement or our Annual Report, we will send a copy to you if you address your written request to:
RLJ Lodging Trust Attention: Investor Relations 3 Bethesda Metro Center Suite 1000 Bethesda, Maryland 20814
1-301-280-7774
If you are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting Investor Relations in the same manner.

90 | investor.rljlodgingtrust.com

ADDITIONAL INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2023
This Proxy Statement, our 2022 Annual Report to Shareholders and our Annual Report on Form 10-K for the year ended December 31, 2022, are available at http://www.rljlodgingtrust.com/meeting.html.
Additional copies of this Proxy Statement, our 2022 Annual Report to Shareholders or our Annual Report on Form 10-K for the year ended December 31, 2022, will be furnished to our shareholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth above. If requested by eligible shareholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2022, for a reasonable fee.

By Order of the Board of Trustees,
Anita Cooke Wells
Senior Vice President and Corporate Secretary
Bethesda, Maryland
March 30, 2023
2023 PROXY STATEMENT | 91

Shareowner ServicesP.O. Box 64945St. Paul, MN 55164-0945Address Change? Mark box, sign, and indicate changes below:  TO VOTE BY INTERNET ORTELEPHONE, SEE REVERSE SIDEOF THIS PROXY CARD.The Board of Trustees Unanimously Recommends a Vote “FOR” Each of the Listed Nominees anda Vote “FOR” Proposals 2 and 3.1.  To elect nine trustees, nominated by the Board of Trustees, named in the proxy statement:FOR AGAINST ABSTAIN01  Robert L. Johnson02  Leslie D. Hale03  Evan BayhPlease fold here — Do not separate04  Arthur R. Collins05  Nathaniel A. Davis06  Patricia L. Gibson07  Robert M. La Forgia08  Robert J. McCarthy09  Robin Zeigler2.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022; and3.To approve, on a non-binding basis, the compensation of our named executive officers.FORFORAGAINSTAGAINSTABSTAINABSTAINTHIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF TRUSTEES RECOMMENDS.Date Signature(s) in BoxPlease sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis-trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

RLJ Lodging TrustANNUAL MEETING OF SHAREHOLDERSFriday, April 28, 202312:30 p.m. Eastern TimeTo register for the virtual meeting, please follow the instructions below:• Visit register.proxypush.com/rlj on your smartphone, tablet or computer.• As a shareholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card.• After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting.RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD 20814proxyThis Proxy is solicited by the Board of Trustees for use at the Annual Meeting of Shareholders to be held on April 28, 2023.The common shares you hold in your account will be voted as you specify on the reverse side.If no choice is specified, the Proxy will be voted “FOR” all nominees listed in Proposal 1 and “FOR” Proposals 2 and 3.By signing the Proxy, you hereby revoke all prior proxies and appoint Robert L. Johnson, Leslie D. Hale and Anita Cooke Wells, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Shareholders and any adjournments or postponements of the Annual Meeting of Shareholders.Vote by Internet, Telephone or Mail24 Hours a Day, 7 Days a WeekYour phone or Internet vote authorizes the named proxies to vote your common shares in the same manner as if you marked, signed and returned your proxy card.INTERNET/MOBILE DEVICEwww.proxypush.com/rljUse the Internet to vote your Proxy.TELEPHONE1-866-883-3382Use a touch-tone telephone to vote your proxy.Complete, date and sign your Proxy card and send it in the postage-paid envelope provided.If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.